As filed with the SEC on	4/24/2008	Registration No. 333-01031

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

THE PRUDENTIAL VARIABLE

CONTRACT ACCOUNT GI-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-3777

(800) 778-2255

(Address and telephone number of principal executive offices)

THOMAS CASTANO

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2008	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on	__________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2008

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities, nor determined that this Contract is a good investment, nor has the SEC determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

GL.2008.120

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	2

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Group Variable Universal Life Insurance Contract	3
The Death Benefit	3
The Certificate Fund	3
Premium Payments	4
Allocation of Premium Payments and Investment Choices	4
Transfers Among Investment Options	4
Dollar Cost Averaging	4
Surrenders	4
Withdrawals From the Certificate Fund	4
Loans	5
Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5
Certificate Values are not Guaranteed	5
Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	5
Increase in Charges	5
Certificate Lapse	5
Risks of Using the Certificate as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Risks of Taking a Loan	6
Effect of Premium Payments on Tax Status	6
Replacing Your Life Insurance	6

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7
Risks Associated with the Variable Investment Options	7
Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	7
The Prudential Insurance Company of America	7
The Prudential Variable Contract Account GI-2	7
The Funds	8
Service Fees Payable to Prudential	8
Voting Rights	9
Substitution of Variable Investment Options	9
The Fixed Account	9

CHARGES AND EXPENSES	10
Charges For Sales Expenses	10
Charge For Taxes Attributable to Premiums	10
Charge For Processing Premiums	11
Surrender Charge	11
Withdrawal Charge	11
Loan Charges	11
Reduction of Charges	11
Cost of Insurance	11
Monthly Deductions From the Certificate Fund	13
Daily Deductions From the Variable Investment Options	14
Transaction Charges	14
Portfolio Charges	14

PERSONS HAVING RIGHTS UNDER THE CONTRACT	14
Contract Holder	14
Participant	14
Applicant Owner Provision	15
Beneficiary	15

OTHER GENERAL CONTRACT PROVISIONS	15
How Prudential Issues Certificates	15
Effective Date of Insurance	16
Maximum Age	16
“Free Look” Period	16
Assignment	16
Experience Credits	16
Suicide Exclusion	17
Incontestability	17
Misstatement of Age	17
Termination of a Group Contract Holder’s Participation	17
Participants Who Are No Longer Eligible Group Members	17
Options On Termination Of Coverage	18
Conversion	18
Paid-Up Coverage	18
Payment Of Cash Surrender Value	19
When Proceeds Are Paid	19

PROCEDURES	19
Telephone and Electronic Transactions	19
When Prudential Reconciles Financial Transactions	19

ADDITIONAL INSURANCE BENEFITS	19
Accelerated Benefit Option	20
Accidental Death and Dismemberment Benefit	20
Seat Belt Coverage	20
Extended Death Protection During Total Disability	20
Dependent Term Life Benefits	20

PREMIUMS	20
Routine Premium Payments	21
Additional Premium Payments	21
How You Will Pay Premiums	21
Deducting Premiums From Your Paycheck	21
Effect of Premium Payments on Tax Status	21
Allocation of Premiums	21
Changing the Allocation of Future Premium Payments	22
Transfers/Restrictions on Transfers	22
Dollar Cost Averaging	24

DEATH BENEFITS	24
When Proceeds Are Paid	24
Amount of the Death Benefit	24
Adjustment In The Death Benefit	24
Death Claim Settlement Options	25
Changes in Face Amount of Insurance	26
Increases in Face Amount	26
Decreases in Face Amount	26

SURRENDER AND WITHDRAWALS	27
Surrender of a Certificate	27
Cash Surrender Value	27
Withdrawals	28
Payment Of Cash Surrender Value	28

LOANS	28

LAPSE AND REINSTATEMENT	29

TAXES	30
Treatment as Life Insurance and Investor Control	30
Pre-Death Distributions	31
Certificates Not Classified As Modified Endowment Contracts	31
Modified Endowment Contracts	31
Treatment As Group Term Life Insurance	31
Withholding	32
Other Tax Considerations	32
Federal Income Tax Status Of Amounts Received Under The Certificate	32
Company Taxes	32

DISTRIBUTION AND COMPENSATION	32

LEGAL PROCEEDINGS	33

FINANCIAL STATEMENTS	35

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums[2]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 5.42% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time You request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.
Loan Interest	This charge accrues daily.	The Loan Account crediting rate plus 2%.
Accelerated Death Benefit Payment	When benefit is paid.	Up to $350.

1.	The current charge may be less.
2.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Dividends and Experience Credits.

The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum – an effective annual rate of 0.90% of the amount of assets in the variable investment options.

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Charge for Administrative Expenses	Monthly	Maximum - $6.00
*Cost of Insurance[1]:		Maximum - $83.33 Minimum - $0.03[3]
Charge for a Representative Participant	Deducted monthly	Representative current charge - $0.24[4]
*Additional Insurance Benefits[2]:
Spouse Dependents Term Life Insurance	Deducted monthly	Maximum - $21.25[5] Minimum - $0.05[5]
Representative current charge - $0.14[6]
Child Dependents Term Life Insurance	Deducted monthly	Maximum -$0.10[5] Minimum - $0.06[5]
Representative current charge - $0.06[7]
AD&D on employee’s life	Deducted monthly	Maximum - $0.025[5] Minimum - $0.020[5]
Representative current charge $.020[7] Plan 1 $.025[7] Plan 2 $.025[7] Plan 3
AD&D on Spouse’s life	Deducted monthly	Maximum - $0.034[5] Minimum - $0.032[5]
Representative current charge $.032[7]Plan 1 $.034[7]Plan 2

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting your registered representative.

2.	These benefits may not be available to some groups.
3.	This amount is the minimum currently charged. The Group Contract does not specify a guaranteed minimum rate.
4.	The representative current charge for cost of insurance is a sample rate currently charged for a 50 year old non-smoking insured, who is an active employee.
5.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in the largest insured group.
7.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses*	Minimum	Maximum

(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)

	.037%	4.21%

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SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells You about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "You" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which You have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options You select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which variable investment options You choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide You with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options You selected.

Some features, conditions and terms described in this prospectus may not be available in some states.

The Death Benefit

When You buy Group Variable Universal Life Insurance, You will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options You select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options You select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options You select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and

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outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if You do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options You select. See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What You choose depends on your personal circumstances, your investment objectives and how they may change over time.

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times You may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, You may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, You may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals You can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Withdrawals section, and the Taxes section.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount You may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount. The minimum amount

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You may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, You may return your Certificate for a refund within 10 days after You receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. (However, if applicable law so requires, You will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options You select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and You could lose your insurance. If You prefer to reduce the risks that come with investing in the variable options, You can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and You have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify You of the payment You need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

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For example, a life insurance contract could play an important role in helping You to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to You, and its investment features could help You accumulate savings. However, if the variable investment options You choose perform poorly, if You do not pay sufficient premiums, or if You access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or You may not accumulate the Funds You need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, You should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, You should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans have a limit on the number of withdrawals You can make in a year, and some group plans may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that You withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but You generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If You have a loan outstanding when You surrender your Certificate, or when You allow your Certificate to lapse, the amount You borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When You need additional life insurance, it is usually better for You to add coverage, either by asking for a new policy or by buying additional insurance, than it is for You to replace a policy. In that way, You don’t lose benefits under the policy You already have.

If You are thinking about replacing a life insurance policy You already have so that You can obtain Group Variable Universal Life Insurance, You should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

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SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts You allocate to the variable investment options may grow in value, decline in value, or grow less than You expect, depending on the investment performance of the variable investment options that You choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, You should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account offers 87 variable investment options for the Group Variable Universal Life Contract. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contract Holder must be from the Series Fund. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

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You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options You select. Once You select the investment options You want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 87 variable investment options offered under Group Variable Universal Life. When You choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before You decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

Service Fees Payable to Prudential

Prudential has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Prudential may provide administrative and support services to such portfolios under these agreements, for which it receives fees ranging from .05% up to .25% (as of May 1, 2008) of the average assets allocated to the

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portfolio. Such administrative and support services may include recordkeeping, printing and distribution of shareholder communications. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail You a proxy which is a form You need to complete and return to us to tell us how You wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, You may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that You participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, You will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which You may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell You that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

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Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charges For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment You make before we invest the payment in the investment options You selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•

The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state taxes for existing Group clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances). (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•

The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment You make before we invest the payment in the investment options You selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the

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Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment You make before we invest the payment in the investment options You selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that You receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount You withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option You selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

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•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate is provided on a portable basis; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or becoming portable;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

COI Rates: The highest current charge per thousand is $42.10, and applies to insureds ages 95 and above, who are smokers and have reported their coverage under certain group insurance contracts. The lowest rate per thousand is $0.029, and applies to insured nonsmoking active employees, under age 30, under certain group insurance contracts.

The following table provides sample per thousand charges:

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Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.070
45	$.153
55	$.402
65	$1.022

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant. If we have not received the premium payment within 30 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells You about benefits that You may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that You have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Life Insurance: The highest rate per thousand currently offered for this benefit is $21.25, and applies to spouses at age 99. The lowest rate per thousand currently offered is $.049, and applies to spouses under age 30.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Rate per $1000
35	$.075
45	$.138
55	$.400
65	$1.237

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The highest rate per thousand currently offered for this benefit is $.10. The lowest rate per thousand currently offered for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life: The highest rate per thousand currently offered for this benefit is $.020. Generally, one rate is payable at all ages for a given group of insureds.

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Accidental Death & Dismemberment (AD&D) on the employee’s and family’s lives: The highest rate per thousand currently offered for this benefit is $.034. The lowest rate per thousand currently offered for this benefit is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When You surrender your Certificate Fund or when You make a withdrawal from it. The charge can be up to $20 or 2% of the amount You surrender or withdraw, whichever amount is less;

•

Each time You take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When You request additional statements. The charge may be up to $20 for each statement; and

•

When You request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•	When an accelerated Death Benefit is paid. The charge may be up to $350.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses. Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust Established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on their spouse's life. Some plans allow a spouse or adult child to purchase and own their own group variable universal

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coverage. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage::

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an applicant owner. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply. You should consult your tax adviser if You are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires You to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If You have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless You have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some group plans allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells You about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

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The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, You may return a Certificate for a refund within 10 days after You receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. We will not add or subtract any gain or loss that would have come from the investment options You chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that You have to someone else. If You do, You should consider the references to "you" in this prospectus as applying to the person to whom You validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If You assign a Certificate that is a Modified Endowment Contract, it might affect the way You are taxed. It might also affect the way the person to whom You assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an Experience Credit. If there is an Experience Credit, Prudential will pay it to the Participant.

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Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly. If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contract Holder will no longer remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects You is described in the Options On Termination Of Coverage. The options that are available to You from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, You will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let You know about this change in the way premiums are paid within 61 days after You are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send You will also tell You what the charges and expenses are for Continued Coverage. See the Charges and Expenses section. Charges and expenses for Continuation coverage may be higher than those You paid while You were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that You keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

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Participants who are no longer Eligible Group Members also have these options: Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If You elect to terminate your coverage, You will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new Group Contract, unless You elect to receive the Cash Surrender Value of your Certificate. If You had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•

If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, You will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail. Under some Group Contracts, You may also have the option of continuing your insurance coverage on a portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when You want to continue your insurance on a portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, You must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as You and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance You select, your age and your risk class.

If your Certificate ended because You are no longer an Eligible Group Member, You may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount You are able to convert may, depending on the state law that applies, be limited to the lesser of:

•	$10,000; or

•	the Face Amount of your Certificate minus the amount of any group insurance that You become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and You had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance You could have had if You had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, You must have at least $1,000 of Cash Surrender Value on the day You elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before You elect Paid-Up Coverage. Once You elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require You to use for this purpose. If You elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

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Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Prudential on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•

We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

•

We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how You will conduct transactions under your Group Variable Universal Life Insurance--for example, how You will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contract Holder can tell You what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contract Holder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in Good Order at the address on the forms.

Telephone and Electronic Transactions

Under some Group Contracts, You may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that You will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require You to pay an additional charge to receive

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the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If You elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if You are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, You can no longer request an increase in the Face Amount of your Certificate once You have elected to receive an accelerated benefit. The amount of future premium payments You can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way You are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if You actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before You elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides You insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if You become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

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Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If You don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what You can do to stop it from ending.

Under some Group Contracts, You may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method. Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums From Your Paycheck

Some Group Contract Holders might set up a way for You to make routine premium payments by deducting them from your paycheck. Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, You may still make premium payments below the minimum directly to Prudential.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•

BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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•

DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

•

AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options You selected.

If You have not given us complete instructions on how You want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until You furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give You a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order. The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount You may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percents.

•

We limit the number of times You may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount You have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, You may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the Telephone and Electronic Transactions section. After You have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After You have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While You may transfer amounts from the Fixed Account, certain restrictions may apply. See the Transfers section.

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For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Transfers section and the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify You at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations. Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund. In addition, You should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) on the form we require You to use for this purpose. Prudential will give You a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

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Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give You a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount You have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Prudential receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, You may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary You have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test." Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

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COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option. The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

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The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows You or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

We will furnish, upon request, details of the settlement options at the time You or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when You ask. Here are some general statements about changes in your Face Amount of insurance. But You should read your Certificate to learn how changes work in your case.

Increases in Face Amount

•	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

•	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

•	Some Group Contracts may not allow increases at all.

•

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

•	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

Decreases in Face Amount

•	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

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•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

•

Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit You for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify You and ask whether You want us to process the Face Amount of insurance change. When You respond to this notification, we will process the change as You have requested in your response. Also, a decrease in coverage may limit the amount of premiums that You may contribute in the future. See the Taxes section. You should consult your tax adviser before You change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that You receive. If You redeem units from your Certificate Fund that You just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds You selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

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•	Monthly charges that Prudential deducts from your Certificate Fund.

If You ask, we (or our designee) will tell You the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, You may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option You selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay You the amount withdrawn as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount You withdraw. We will deduct the transaction charge from the amount You withdraw. Some Group Contracts may have a limit on the number of withdrawals You can make in a year. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that You withdraw, although You generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Prudential on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that You can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If You do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When You take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless You tell us to take it only from selected investment options.

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•	We will start a Loan Account for You and will credit the Loan Account with an amount equal to the loan.

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We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When You send us a payment, You should tell us whether the payment is intended as a premium payment or as a loan repayment. If You do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If You still have Certificate Debt outstanding when You surrender your Certificate or when You allow your Certificate to lapse, the amount You borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options You selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificates will no longer have any value. Currently the grace period is 61 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and You did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, You must send the following items to Prudential (or our designee):

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

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•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

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We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections. When the original Certificate lapsed, we would have required You to pay off any outstanding Certificate Debt. We will not allow You to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless You receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which You may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor. For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the Death Benefits section.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death

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Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the second method under “Adjustment In the Death Benefit.” See the Death Benefits section.

Pre-Death Distributions

The tax treatment of any distribution You receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

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If You surrender your Certificate or allow it to lapse, You will be taxed on the amount You receive in excess of the premiums You paid less the untaxed portion of any prior withdrawals. For this purpose, You will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, You will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if You take the proceeds under an income payment settlement option.

•

Generally, You will be taxed on a withdrawal to the extent the amount You receive exceeds the premiums You paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans You take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if You are contemplating any of these steps.

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If the Certificate is classified as a Modified Endowment Contract, then amounts You receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•

These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to You during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under

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the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts You receive will be subject to withholding. You are not permitted to elect out of withholding if You do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If You transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If You transfer the Certificate to a person two or more generations younger than You (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if You or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•

Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section. If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges You pay under the Group Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges You pay under the Group Contract. We reserve the right to change these tax practices.

DISTRIBUTION AND COMPENSATION

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Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2007, December 31, 2006 and December 31, 2005 were $0, $9,776, and $8,891, respectively. During 2007, 2006, and 2005, PIMS retained none of those commissions. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business

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activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (“NYAG”), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in

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connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential’s subsidiary, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

35

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount You receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans You borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to You under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if You are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain

36

assumptions set forth in a rule of the SEC. Upon request, Prudential will advise You of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that You may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if You take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If You validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

You - A Participant.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, You can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	6
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	7
Experts	7
Financial Statements	7

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	4.21%

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

(Class I Shares)

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Diversified Conservative Growth Portfolio: The investment objective is current income and a reasonable level of capital appreciation. The Portfolio invests in a diversified portfolio of debt and equity securities, and may invest up to 35% of its total assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Jennison 20/20 Focus Portfolio: The investment objective is long-term growth of capital. The Portfolio primarily invests in approximately 40 equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. The Portfolio may invest up to 20% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 50% of its total assets in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value,

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cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

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THE PRUDENTIAL SERIES FUND, INC. (Class I Shares)
Fund Name	Investment Management Fees[5]	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	12b-1 Fees	Total Expenses[2]
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.04%	--	--	0.44%
Diversified Conservative Growth Portfolio	0.75%	0.39%	--	--	1.14%
Equity Portfolio	0.45%	0.02%	--	--	0.47%
Flexible Managed Portfolio	0.60%	0.03%	--	--	0.63%
Global Portfolio	0.75%	0.06%	--	--	0.81%
Government Income Portfolio	0.40%	0.12%	0.01%	--	0.53%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.02%	--	--	0.62%
Jennison 20/20 Focus Portfolio	0.75%	0.07%	--	--	0.82%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Natural Resources Portfolio	0.45%	0.03%	--	--	0.48%
Small Capitalization Stock Portfolio	0.40%	0.06%	--	--	0.46%
Stock Index Portfolio	0.35%[4]	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

1.

Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%.

3.

Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4.	The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.
5.

The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

AIM VARIABLE INSURANCE FUNDS

(Series I Shares)

AIM V.I. Diversified Income Fund: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities, i.e. “junk bonds,” of U.S. and foreign companies.

AIM V.I. Dynamics Fund: The fund’s investment objective is long-term capital growth. The fund seeks to meet its objectives by investing at least 65% of its assets in equity securities of mid-capitalization companies.

4

AIM V.I. Global Health Care Fund: The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.

AIM V.I. Government Securities Fund: The fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

AIM V.I. High Yield Fund: The fund’s investment objective is a high level of current income. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in debt securities that are determined to be below investment grade quality. These types of securities are commonly known as “junk bonds.”

AIM V.I. International Growth Fund: The fund’s investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities.

AIM V.I. Technology Fund: The fund’s investment objective is capital growth. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies engaged primarily in technology-related industries.

AIM V.I. Utilities Fund: The fund’s investment objective is capital growth. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in utilities-related industries.

Invesco Aim Advisors, Inc. serves as the investment adviser of each of the above-mentioned funds. The sub-advisers for the AIM V.I. Dynamics Fund, AIM V.I. Global Health Care Fund, AIM V.I. International Growth Fund, AIM V.I. Technology Fund, and AIM V.I. Utilities Fund are Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The sub-advisers for the AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund are Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

AIM VARIABLE INSURANCE FUNDS- (Series IShares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
AIM V.I. Diversified Income Fund (3)	0.60%	0.57%	--	--	1.17%
AIM V.I. Dynamics Fund (2)	0.75%	0.36%	--	--	1.11%
AIM V.I. Global Health Care Fund (2)	0.75%	0.32%	0.01%	--	1.08%
AIM V.I. Government Securities Fund (4)	0.46%	0.30%	--	--	0.76%
AIM V.I. High Yield Fund (5)	0.63%	0.52%	0.01%	--	1.16%
AIM V.I. International Growth Fund (2)	0.71%	0.36%	0.01%	--	1.08%
AIM V.I. Technology Fund (2)	0.75%	0.35%	0.01%	--	1.11%
AIM V.I. Utilities Fund (6)	0.60%	0.34%	--	--	0.94%

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

5

1.

Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

2.

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the Fund receives from banks where the Fund or it’s transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least April 30, 2009.

3.

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series I shares to 0.75% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.

4.

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series I shares to 0.73% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.

5.

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.

6.

The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 2) of Series I shares to 0.93% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Class A Shares)

AllianceBernstein Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies judged by the Adviser’s research to have leading industry positions, sustainable competitive advantages, and superior prospective earnings growth. The portfolio also may invest in zero coupon securities and payment-in-kind bonds, depositary receipts, and asset-backed securities. The portfolio may also enter into forward commitments.

AllianceBernstein Growth and Income Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser’s extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Portfolio may invest in companies of any size and in any industry.

AllianceBernstein Intermediate Bond Portfolio: The Portfolio’s investment objective is generating income and price appreciation without assuming what the investment adviser of the Portfolio considers undue risk. The Portfolio invests at least 80% of its net assets in fixed income securities.

AllianceBernstein International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research driven stock selection is the primary driver of the Portfolio’s return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio’s portfolio managers and the International Research Growth Portfolio Oversight Group, which are responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage

6

allocation into each sector, use the Adviser’s research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior growth and reasonable valuations.

AllianceBernstein Large Cap Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U. S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein Small Cap Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). `

AllianceBernstein Utility Income Portfolio: The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio’s investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein Growth Portfolio	0.75%	0.15%	--	--	0.90%
AllianceBernstein Growth and Income Portfolio	0.55%	0.04%	--	--	0.59%
AllianceBernstein Intermediate Bond Portfolio	0.45%	0.18%	--	--	0.63%
AllianceBernstein International Growth Portfolio	0.75%	0.46%	--	--	1.21%
AllianceBernstein Large Cap Growth	0.75%	0.07%	--	--	0.82%
AllianceBernstein Real Estate Investment Portfolio	0.55%	0.30%	--	--	0.85%
AllianceBernstein Small Cap Growth Portfolio	0.75%	0.45%	--	--	1.20%
AllianceBernstein Utility Income Portfolio	0.55%	0.35%	--	--	0.90%

.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

(Class I Shares)

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VP Balanced Fund: Seeks long-term capital growth and current income by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and the remainder of the Portfolio’s assets in bonds and other fixed-income securities.

VP International Fund: Seeks capital growth over time by investing in stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation. that the managers believe will increase in value over time. International investing involves special risks, such as political instability and currency fluctuation.

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM"). The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”).

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
Fund Name	Investment Management Fees [1]	Other Expenses[2]	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
VP Balanced Portfolio	0.90%	--	--	--	0.90%
VP International Portfolio	1.20%	0.01%	--	--	1.21%
VP Value	0.93%	0.01%	--	--	0.94%

1.	This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the fund assets increase.
2.

Other expenses, which include the fees and expenses of the fund's independent directors and their legal counsel, interest, and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles, were less than 0.005% for the most recent fiscal year.

THE DREYFUS FUNDS

(Initial Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal. To pursue this goal, the Fund, under normal circumstances, invests at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF - Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative product, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus VIF - Growth and Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

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Dreyfus VIF - International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF - International Value Portfolio: Seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF - Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations, asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation – protection securities (TIPS).

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.; the subadviser for the Developing Leaders Portfolio is Franklin Portfolio Associates, LLC.; the subadviser for the Growth and Income Portfolio as well as the International Value Portfolio is The Boston Company Asset Management, LLC.; the subadviser for the Quality Bond Portfolio is Standish Mellon Asset Management, LLC.; and the subadviser for the Socially Responsible Growth Fund is The Boston Company Asset Management, LLC.

THE DREYFUS CORPORATION (INITIAL SHARES)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
The Dreyfus Funds (Initial Shares)
The Dreyfus Socially Responsible Growth Fund, Inc.	0.75%	0.07%	--	--	0.82%
Dreyfus Variable Investment Funds
Dreyfus VIF - Appreciation Portfolio	0.75%	0.05%	--	--	0.80%
Dreyfus VIF - Developing Leaders Portfolio	0.75%	0.06%	--	--	0.81%
Dreyfus VIF - Growth and Income Portfolio	0.75%	0.06%	0.01%	--	0.82%
Dreyfus VIF - International Equity	0.75%	0.28%	--	--	1.03%
Dreyfus VIF - International Value Portfolio	1.00%	0.19%	--	--	1.19%
Dreyfus VIF - Quality Bond Portfolio	0.65%	0.12%	--	--	0.77%

DWS VARIABLE SERIES II

(Class A Shares)

DWS Balanced VIP: The portfolio seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The portfolio normally invests approximately 60% of its net assets in common

9

stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality high-yield debt securities.. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of new assets in fixed-income senior securities. The portfolio may invest up to 25% of total assets in foreign securities.

DWS Blue Chip VIP: The portfolio seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are “blue chip” companies.

DWS Core Fixed Income VIP: The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities.

DWS Dreman Small Mid Cap Value VIP: The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/BA and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS International Select Equity VIP: The portfolio seeks capital appreciation. . Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. Although the portfolio can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFE® Index.

DWS Large Cap Value VIP: The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

DWS Small Cap Growth VIP: The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

The investment advisor of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, acts as the subadvisor for the DWS Core Fixed Income VIP portfolio. Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Cap Value VIP portfolio.

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DWS VARIABLE SERIES II (FORMERLY SCUDDER VARIABLE SERIES II (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Balanced VIP	0.36%	0.16%	--	--	0.52%
DWS Blue Chip VIP	0.54%	0.17%	--	--	0.71%
DWS Core Fixed Income VIP	0.49%	0.17%	--	--	0.66%
DWS Dreman Small Mid Cap Value VIP	0.64%	0.14%	--	--	0.78%
DWS Government & Agency Securities VIP	0.45%	0.21%	--	--	0.66%
DWS High Income VIP	0.49%	0.20%	--	--	0.69%
DWS International Select Equity VIP	0.65%	0.28%	--	--	0.93%
DWS Large Cap Value VIP	0.65%	0.18%	--	--	0.83%
DWS Small Cap Growth VIP	0.55%	0.20%	--	--	0.75%

FRANKLIN(r) TEMPLETON(r) VARIABLE INSURANCE PRODUCTS TRUST

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Templeton Global Asset Allocation Fund: Seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Templeton Growth Securities Fund: Seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc. serves as the investment adviser for the Templeton Global Income Securities Fund, and acts as subadviser for the Templeton Global Asset Allocation Fund. Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund, and serves as subadvisor for the Templeton Growth Securities Fund. Templeton Global Advisers Limited serves as the investment adviser for the Templeton Growth Securities Fund.

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FRANKLIN(r) TEMPLETON(r) VARIABLE INSURANCE PRODUCTS TRUST (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Templeton Developing Markets Securities Fund	1.23%	0.25%	--	0.25%	1.73%
Templeton Foreign Securities Fund	0.63%	0.14%	0.02%[2]	0.25%	1.04%
Templeton Global Asset Allocation Fund	0.64%	0.25%	0.01%[2]	0.25%	1.15%[2,3]
Templeton Global Income Securities Fund[1]	0.50%	0.14%	--	0.25%	0.89%
Templeton Growth Securities Fund[1]	0.73%	0.03%	--	0.25%	1.01%

1.	The Fund administration fee is paid indirectly through the management fee.
2.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent that the Fund’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net annual Fund operating expenses, which would be lower if it were.

3.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses, excluding acquired fund fees and expenses, do not exceed 1.08% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009. This waiver is separate from the waiver related to the Sweep Money Fund.

JANUS ASPEN SERIES

(Institutional Shares)

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will limit its investment in high-yield/high-risk bonds (also called ‘‘junk’’ bonds) to 35% or less of its net assets.

Flexible Bond Portfolio: Seeks maximum total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds, including, but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

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Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

JANUS ASPEN SERIES (Institutional Shares)
Fund Name	Investment Management Fees [1]	Other Expenses	Acquired Portfolio Fees and Expenses[2]	12b-1 Fees	Total Expenses[3]
Balanced Portfolio	0.55%	0.02%	0.00%	--	0.57%
Flexible Bond Portfolio	0.55%	0.06%	0.01%	--	0.62%
International Growth Portfolio	0.64%	0.06%	0.00%	--	0.70%
Large Cap Growth Portfolio	0.64%	0.02%	0.01%	--	0.67%
Mid Cap Growth Portfolio	0.64%	0.04%	0.00%	--	0.68%
Worldwide Growth Portfolio[4]	0.65%	0.02%	0.00%	--	0.67%

All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

1.

The ‘‘Management Fee’’ is the investment advisory fee rate paid by each Portfolio to Janus Capital. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to it’s benchmark index..

2.

‘‘Acquired Portfolio’’ means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested in during the period. Total Annual Fund Operating Expenses shown will not correlate to each portfolio’s ratio of gross expenses to average net assets appearing in the Financial Highlights tables, which reflect the operating expenses of a Portfolio and does not include Acquired Portfolio fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.

3.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired portfolio fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

4.

Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to ‘‘Management Expenses’’ section in this Prospectus for additional information with further description in the Statement of Additional Information.

J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Aggregate Bond Index.

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JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The advisor seeks to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weighting are similar to those of the S&P 500 Index. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P 500 Index.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned portfolios.

J.P. MORGAN SERIES TRUST II
Fund Name	Investment Management Fees	Other Expenses[1]	Acquired Portfolio Fees and Expenses[2]	12b-1 Fees	Total Expenses[3]
JPMorgan Bond Portfolio	0.30%	0.48%	0.01%	--	0.79%
JPMorgan International Equity Portfolio	0.60%	0.62%	--	-- --	1.22%
JPMorgan Small Company Portfolio	0.60%	0.55%	0.01%	--	1.16%
JPMorgan U.S. Large Cap Core Equity Portfolio	0.35%	0.50%	--	--	0.85%

1.	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.
2.

“Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal years end. This amount reflects the allocation only through the fiscal year ending 12/31/07. “Acquired Fund Fees and Expenses” will vary with the changes in the expenses of the Acquired Funds as well as the allocation of the Portfolio’s assets and may be higher or lower than those shown.

3.

The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

LAZARD RETIREMENT SERIES, INC.

(Service shares)

Lazard Retirement Emerging Markets Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal

14

activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio): The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large-size companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions. The Portfolio will have opportunistic exposure to mid cap companies. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $1.1 billion to $16.6 billion as of July 31, 2006). From time to time, the Portfolio may invest in companies with market capitalizations as small as $500 million. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

LAZARD RETIREMENT SERIES, INC. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio[1]	1.00%	0.32%	--	0.25%	1.57%
International Equity Portfolio	0.75%	0.18%	--	0.25%	1.18%
U. S. Small Cap Equity Portfolio[2]	0.75%	0.33%	--	0.25%	1.33%

U.S. Strategic Equity Portfolio[2]	0.75%	3.21%	--	0.25%	4.21%

15

1.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

2.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

MFS® Variable Insurance Trustsm
(Initial Class Shares)

MFS Growth Series. The investment objective is capital appreciation. MFS normally invests its assets in equity securities of companies it believes to have above average earnings growth potential compared to other growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series: Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing in fixed income securities such as U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: The investment objective is total return. The Series normally invests at least 80% of its net assets in securities of issuers in the utilities industry that derive at least 50% of their assets or revenues from one or more utilities

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

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----------------------------------------------------------------------------------------------------------------------------------------------------------
MFS® Variable Insurance Trustsm
(Initial Class Shares)
----------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------- ---------------------- ------------------ ------------------ ------------ --------------------
Fund Name                                                        Investment        Other Expenses(1)      Acquired       12b-1 Fees   Total Expenses (1)
                                                                                                       Portfolio Fees
                                                               Management Fees                          and Expenses
----------------------------------------------------------- ---------------------- ------------------ ------------------ ------------ --------------------
----------------------------------------------------------- ---------------------- ------------------ ------------------ ------------ --------------------
MFS Growth Series                                                   0.75%                0.12%               --              --              0.87%
MFS High Income Series (4)                                          0.75%                0.13%               --              --              0.88%
MFS Investors Trust Series                                          0.75%                0.10%               --              --              0.85%
MFS Research Series                                                 0.75%                0.13%               --              --              0.88%
MFS Research Bond Series  (3)                                       0.60%                0.17%               --              --              0.77%
MFS Strategic Income Series (2,4)                                   0.75%                0.41%               --              --              1.16%
MFS Total Return Series (5)                                         0.75%                0.08%               --              --              0.83%
MFS Utilities Series(6)                                             0.75%                0.10%               --              --              0.85%
----------------------------------------------------------- ---------------------- ------------------ ------------------ ------------ --------------------

1.

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

2.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least April 30, 2009.

3.	MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees.
4.

MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

5.

MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

6.

MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Class I Shares)

AMT Balanced Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap® Index. The portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Lehman Brothers Short Duration Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT") (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Balanced Portfolio[1]	0.85%	0.32%	--	--	1.17%
AMT Growth Portfolio[1]	0.85%	0.15%	--	--	1.00%
AMT Lehman Brothers Short Duration Bond Portfolio[1]	0.65%	0.08%	--	--	0.73%
AMT Partners Portfolio[1]	0.83%	0.08%	--	--	0.91%

1.

Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

T. ROWE PRICE

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

T. Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price International, Inc. ("Price International"), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio.

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T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses[1]
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.85%	0.00%	--	--	0.85%
New America Growth Portfolio	0.85%	0.00%	--	--	0.85%
Mid-Cap Growth Portfolio	0.85%	0.00%	--	--	0.85%
Personal Strategy Balanced Portfolio[2]	0.90%	0.00%	--	--	0.90%
T. Rowe Price International Series, Inc.
International Stock Portfolio	0.97%	0.08%	--	--	1.05%
T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio	0.70%	0.00%	--	--	0.70%

1.

Management fees include the ordinary, recurring operating expenses of the Portfolio, but do not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

2.	Actual expenses paid were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Series Fund, Prudential has not verified that information independently.

19

Supplement Dated May 1, 2008

to Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Executive Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.04[3]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.26[5]
*Additional Insurance Benefits[2]:
* Spouse and Child Term Insurance	Deducted monthly	Maximum - $0.096[4] Minimum - $0.096 [4]
Representative current charge - $59.534[6]
* AD&D on employee’s life	Deducted monthly	Maximum - $0.02[4] Minimum - $0.02[4]
Representative current charge - $0.02[6]

*

The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.

2

3.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
4.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
5.

The representative current charge for cost of insurance is a sample rate currently charged for a 51 year old insured who is an active employee. The representative cost of insurance may vary by Executive Group Plan based on age and most common rating class of actual certificates.

6.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other eeimbursements.)	0.37%	1.33%

Portfolio Companies

There are currently 16 variable investment options available under the Executive Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

3

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/BA and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

4

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

5

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

6

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $31.97, and applies to insureds at age 99. The lowest current rate per thousand is $0.078, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.129
45	$.222
55	$.619
65	$1.753

Spouse and Child Term Insurance: The rate for spouse and child term insurance is currently $1.10 per unit. Each unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020. Generally, one rate is payable at all ages for a given group of insureds.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

7

If the Face Amount of Insurance for your Class and age at any time is more than $600,000, you must give evidence of insurability satisfactory to Prudential before the part over the Limit can become effective. This requirement applies: when you first become insured; when your Class changes; or if the Face Amount of Insurance for your Class is changed by an amendment to the Group Contract. Even if you are insured for an amount over $600,000, you will still have to meet this evidence requirement before any increase in your Face Amount of Insurance can become effective.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states). This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

8

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

PROSPECTUS

May 1, 2008

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You You under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities, nor determined that this Contract is a good investment, nor has the SEC determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

GL.2008.106

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	2

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3
Brief Description of the Group Variable Universal Life Insurance Contract	3
The Death Benefit	3
The Certificate Fund	3
Premium Payments	4
Allocation of Premium Payments and Investment Choices	4
Transfers Among Investment Options	4
Dollar Cost Averaging	4
Surrenders	4
Withdrawals From the Certificate Fund	4
Loans	4
Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5
Certificate Values are not Guaranteed	5
Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	5
Increase in Charges	5
Certificate Lapse	5
Risks of Using the Certificate as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Risks of Taking a Loan	6
Effect of Premium Payments on Tax Status	6
Replacing Your Life Insurance	6

SUMMARY OF THE RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7
Risks Associated with the Variable Investment Options	7
Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	7
The Prudential Insurance Company of America	7
The Prudential Variable Contract Account GI-2	7
The Funds	8
Service Fees Payable to Prudential	10
Voting Rights	11
Substitution of Variable Investment Options	11
The Fixed Account	11

CHARGES AND EXPENSES	12
Charge For Taxes Attributable to Premiums	12
Withdrawal Charge	12
Cost of Insurance	12
Monthly Deductions From the Certificate Fund	13
Daily Deductions From the Variable Investment Options	14
Transaction Charges	14
Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15
Contract Holder	15
Certificate Holder	15
Applicant Owner	15
Beneficiary	15

OTHER GENERAL CONTRACT PROVISIONS	16
How Prudential Issues Certificates	16
Effective Date of Insurance	16
Effective Date of More Favorable Rate Class	16
Maximum Age	16
“Free Look” Period	16
Assignment	17
Experience Credits	17
Suicide Exclusion	17
Incontestability	17
Misstatement of Age	17
Termination of a Group Contract Holder’s Participation	18
Participants Who Are No Longer Eligible Group Members	18
Options On Termination Of Coverage	18
Conversion	18
Paid-Up Coverage	19
Payment Of Cash Surrender Value	19
When Proceeds Are Paid	19

PROCEDURES	20
Electronic Transactions	20
When Prudential Reconciles Financial Transactions	20

ADDITIONAL INSURANCE BENEFITS	20
Child Term Insurance	20
Accelerated Benefit Option	20
Accidental Death and Dismemberment Benefit	21
Extended Death Protection During Total Disability	21

PREMIUMS	21
Routine Premium Payments	21
Additional Premium Payments	22
How You Will Pay Premiums	22
Deducting Premiums by Automatic Debit	22
Effect of Premium Payments on Tax Status	22
Allocation of Premiums	22
Changing the Allocation of Future Premium Payments	22
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24

DEATH BENEFITS	25

When Proceeds Are Paid	25
Amount of the Death Benefit	25
Adjustment In The Death Benefit	25
Death Claim Settlement Options	25
Changes in Face Amount of Insurance	26
Increases in Face Amount	26
Decreases in Face Amount	27
How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	27

SURRENDER AND WITHDRAWALS	27
Surrender of a Certificate	27
Cash Surrender Value	28
Withdrawals	28
Payment Of Cash Surrender Value	28

LOANS	29

LAPSE AND REINSTATEMENT	29

TAXES	30
Treatment as Life Insurance and Investor Control	30
Pre-Death Distributions	31
Certificates Not Classified As Modified Endowment Contracts	31
Modified Endowment Contracts	31
Withholding	32
Other Tax Considerations	32
Federal Income Tax Status Of Amounts Received Under The Certificate	32
Company Taxes	32

LEGAL PROCEEDINGS	32

FINANCIAL STATEMENTS	34

ADDITIONAL INFORMATION	35

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	36

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	38

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $10 Current charge - $2.50
Loan Interest	This charge accrues daily.	Maximum charge - The Loan Account crediting rate plus 2%. Current charge – The Loan Account crediting rate plus 1%.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum – an amount equal to the effective annual rate of 0.90% Current charge – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[1,2]:
Minimum and Maximum Charge	Monthly	Maximum - $83.33 Minimum - $0.02[3]

Charge for a Representative Participant	Monthly	Representative current charge - $0.18[4]
Additional Insurance Benefits[2]:
Child Term Insurance	Deducted from the annual refund, if any	$6.00[5]

Accidental Death & Dismemberment
Minimum and Maximum Charge	Monthly	Maximum - $0.03[5] Minimum - $0.02[6]

Charge for a Representative Participant	Monthly	Representative current charge - $.02[4]
Waiver Benefit[7]	Monthly	Maximum - $0.08[5] Minimum - $0.002[6]

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting your registered representative.

2.

The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

3.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
4.

The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 51 year old Covered Person, who is a male AICPA member in the select class.

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
7.	Effective October 1, 2008, Prudential and the AICPA Insurance Trust have agreed to charge separately for the optional waiver benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses*	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells You about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which You have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options You select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which variable investment options You choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide You with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options You selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

The Death Benefit

When You buy Group Variable Universal Life Insurance, You will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options You select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options You select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options You select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if You do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options You select. See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What You choose depends on your personal circumstances, your investment objectives and how they may change over time.

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times You may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, You may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, You may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Withdrawals section, and the Taxes section.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount You may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount. The minimum amount You may borrow at any one time is $200. Loan interest charges accrue daily. Depending on the tax status of your

Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, You may return your Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. (However, if applicable law so requires, You will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options You select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and You could lose your insurance. If You prefer to reduce the risks that come with investing in the variable options, You can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and You have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities Corporation will notify You of the payment You need to make to prevent your insurance from terminating. Currently, Aon Securities Corporation must receive your payment by the later of 92 days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping You to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help You accumulate savings. However, if the variable investment options You choose perform poorly, if You do not pay sufficient premiums, or if You access the values in your Certificate through withdrawals or loans, your Certificate may lapse or You may not accumulate the funds You need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, You should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, You should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn). Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that You withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but You generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If You have a loan outstanding when You surrender your Certificate, or when You allow your Certificate to lapse, the amount You borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When You need additional life insurance, it is usually better for You to add coverage, either by asking for a new policy or by buying additional insurance, than it is for You to replace a policy. In that way, You don’t lose benefits under the policy You already have.

If You are thinking about replacing a life insurance policy You already have so that You can obtain Group Variable Universal Life Insurance, You should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts You allocate to the variable investment options may grow in value, decline in value, or grow less than You expect, depending on the investment performance of the variable investment options that You choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, You should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Fixed Interest Rate Option is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options You select. Once You select the investment options You want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

Set out below is a list of each available Fund, its investment objective and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Fund Names and Objectives

The Prudential Series Fund, Inc.

(Class I Shares)

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Dreyfus Variable Investment Funds

(Initial Shares)

Dreyfus VIF - Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative product, services or processes having the potential to enhance earnings or revenue growth.

DWS Variable Series II (formerly Scudder Variable Series II)

(Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/BA and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Neuberger Berman Advisers Management Trust

(Class I Shares)

AMT Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio): Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing in mid-cap stocks with potential for above average earnings growth.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is "MBSC Securities Corporation" ("MBSC"). The sub-adviser for the Developing Leaders Portfolio is Franklin Portfolio Associates, LLC.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund. Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisors Management Trust portfolios and is also the principal underwriter of the portfolios.

The investment manager for each T. Rowe Price Equity Series, Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling Aon Securities at (800) 223-7473. You should read the Fund prospectuses before You decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

Service Fees Payable to Prudential

Prudential has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Prudential may provide administrative and support services to such portfolios under these agreements, for which it receives fees ranging from .05% up to .25% (as of May 1, 2008) of the average assets allocated to the portfolio. Such administrative and support services may include recordkeeping, printing and distribution of shareholder communications. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail You a proxy which is a form You need to complete and return to us to tell us how You wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, You may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that You participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, You will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which You may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell You that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Experience Credits.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $10 or 2% of the amount You withdraw. We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option You selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•

the additional insurance benefits shown in the Additional Insurance Benefits section. Currently, charges for the waiver benefit are included in the monthly cost of insurance rates. Effective October 1, 2008, Prudential and the AICPA Insurance Trust have agreed to charge separately for the optional waiver benefit;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $66.67, and applies to Covered Persons age 99. On October 1, 2008, the highest current charge per thousand is $29.19, and applies to male Covered Persons age 99. The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	0.07	$.06
45	0.18	$.15
55	0.63	$.57
65	1.72	$1.57

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells You about benefits that You may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that You have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: Currently rates for this benefit are included in the monthly cost of insurance rates. Effective October 1, 2008, Prudential and the AICPA Insurance Trust have agreed to charge separately for the waiver benefit. The current waiver charges will vary from $0.002 to $0.076 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•

When You make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount You withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•

When You request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•

When You request a reprint of a quarterly report that was previously sent to You for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $10 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses. Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply. You should consult your tax adviser if You are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires You to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If You have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless You have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells You about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after You meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•

You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•

You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow You to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when You become 75 years old, and again when You become 80 years old. See Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, You may return a Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. We will not add or subtract any gain or loss that would have come from the investment options You chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that You have to someone else. If You do, You should consider the references to "you" in this prospectus as applying to the person to whom You validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Securities Corporation receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If You assign a Certificate that is a Modified Endowment Contract, it might affect the way You are taxed. It might also affect the way the person to whom You assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. We do not guarantee that we will pay Experience Credits. We decide the amount and manner of calculating any Experience Credits. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Securities Corporation will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities Corporation will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects You is described in the Options On Termination Of Coverage section. The options that are available to You from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If You are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, You are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities Corporation receives notice that You are no longer eligible for coverage.

If your insurance ends, You have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If You are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and You end one of those memberships, your coverage may be reduced. If that happens, You will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when You are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless You elect to receive the Cash Surrender Value of your Certificate. If You had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, You will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, You must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if You were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;

•

Within 45 days after You were given notice that your Certificate coverage ends or reduces without your request, if You were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if You were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as You and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance You select, your age and your risk class.

If your coverage reduces without your request, You may convert the amount of the reduction. If your coverage ends because You are no longer an Eligible Group Member, the amount You are able to convert may not exceed the total amount of life insurance ending for You reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance You may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which You become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and You otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance You could have had if You had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, You must have at least $1,000 of Cash Surrender Value on the day You elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before You elect Paid-Up Coverage. Once You elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Securities Corporation receives your request on the form we require You to use for this purpose. If You elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Securities Corporation on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Securities Corporation receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•

We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how You will conduct transactions under your Group Variable Universal Life Insurance--for example, how You will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms, except loan repayment forms, to Aon Securities Corporation, which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Securities Corporation will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Aon Securities Corporation receives them in Good Order at the address on the forms. Loan repayment forms should be submitted directly to Prudential.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that You will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 21 years old. The age 21 limit does not apply to a child who is wholly dependent on You for support and maintenance, is enrolled full time as a student in a school and is less than age 25. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If You choose this optional benefit, it will reduce the amount of the annual refund that You could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If You elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if You are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, You can no longer request an increase in the Face Amount of your Certificate once You have elected to receive an accelerated benefit. The amount of future premium payments You can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way You are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if You actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before You elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If You are younger than age 75, You may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides You insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when You reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if You became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

Currently, charges for this benefit are included in the monthly cost of insurance rates. If you choose this optional benefit, it will reduce the amount of the 2009 annual refund, if any, that You could otherwise receive from your Group Contract Holder.

Effective October 1, 2008, Prudential and the AICPA Insurance Trust have agreed to charge separately for the waiver benefit.

If You choose this optional benefit, it will reduce the amount of the annual refund that You could otherwise receive from your Group Contract Holder.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If You don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what You can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months..

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Securities Corporation (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•

DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options You selected.

If You have not given us complete instructions on how You want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until You furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Securities Corporation will give You a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Securities Corporation receives your request form in Good Order. The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount You may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percents.

•

We limit the number of times You may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount You have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, You may transfer amounts by proper written notice, or electronically. See the Electronic Transactions section. After You have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After You have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While You may transfer amounts from the Fixed Account, certain restrictions may apply. See the Transfers section.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Transfers section and the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify You at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, You should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities Corporation on the form we require You to use for this purpose. Aon Securities Corporation will give You a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Securities Corporation will give You a form to request DCA. If Aon Securities Corporation receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount You have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Securities Corporation receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, You may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary You have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option. The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows You or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

We will furnish, upon request, details of the settlement options at the time You or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when You reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify You and ask whether You want us to process the Face Amount of insurance change. When You respond to this notification, we will process the change as You have requested in your response. The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change. Also, a decrease in coverage may limit the amount of premiums that You may contribute in the future. See the Taxes section. You should consult your tax adviser before You change the Face Amount of your insurance.

Increases in Face Amount

Whether You are eligible to increase the Face Amount will depend on several factors at the time You request an increase. These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether You are eligible to decrease the Face Amount will depend on several factors at the time You request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when You attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when You attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit You for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When You reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When You reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which You became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Securities Corporation receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that You just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds You selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If You ask, Aon Securities Corporation will tell You the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, You may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option You selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Securities Corporation receives your request form in Good Order. We will pay You the amount withdrawn as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount You withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount You withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that You withdraw, although You generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Securities Corporation on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount.

The minimum amount that You can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value, or if the Maximum Loan Value is less than the $200 minimum. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If You do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When You take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless You tell us to take it only from selected investment options.

•	We will start a Loan Account for You and will credit the Loan Account with an amount equal to the loan.

•

We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Securities Corporation.

If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If You still have Certificate Debt outstanding when You surrender your Certificate or when You allow your Certificate to lapse, the amount You borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options You selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities Corporation will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificates will no longer have any value. The grace period is currently 92 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Securities Corporation mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if You are no longer an Eligible Group Member. (If You are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, You must send the following items to Aon Securities Corporation:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless You receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution You receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•

If You surrender your Certificate or allow it to lapse, You will be taxed on the amount You receive in excess of the premiums You paid less the untaxed portion of any prior withdrawals. For this purpose, You will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, You will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if You take the proceeds under an income payment settlement option.

•

Generally, You will be taxed on a withdrawal to the extent the amount You receive exceeds the premiums You paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans You take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if You are contemplating any of these steps.

•

If the Certificate is classified as a Modified Endowment Contract, then amounts You receive under the Certificate before the Covered Person's death, including loans, withdrawals, and experience credits (passed on to You as refunds) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•

These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to You during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts You receive will be subject to withholding. You are not permitted to elect out of withholding if You do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If You transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If You transfer the Certificate to a person two or more generations younger than You (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if You or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges You pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges You pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Prudential is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (“NYAG”), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing the state law claims without prejudice, and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to Prudential’s business.

In April 2005, Prudential voluntarily commenced a review of its accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. The motion is pending.

From November 2002 to March 2005, eleven separate complaints were filed against PFI and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds

Morelli & Brown to commit fraud, malpractice, breach of contract, and violate federal racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, PFI and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims but denied the motion with respect to the other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating they were seeking damages in the amount of $6.5 billion.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential’s subsidiary, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance and Annuity Company v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payment from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Securities Corporation – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount You receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans You borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to You under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that You may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if You take distributions (such as withdrawals, loans, Experience Credits (passed on to You as refunds) which are not reinvested or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If You validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

You - A Participant.

To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, You can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	6
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	7
Experts	7
Financial Statements	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Informationor other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Securities Corporation, Member FINRA, 159 East Country Line Road, Hatboro, PA 09040-1218, 1-800-223-7473. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Securities Corporation and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

39

Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

CBS Corporation

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates. In this supplement, we list the 11 Funds that are available to you under the CBS Corporation Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.03[3]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.23[5]
*Additional Insurance Benefits[2]:
Child Term Insurance	Deducted monthly	Maximum - $0.10[4] Minimum - $0.10[4]
Representative current charge - $0.10[6]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.

2

3.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
4.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
5.	The representative current charge for cost of insurance is a sample rate currently charged for a 52 year old non-smoking insured, who is an active employee in CBS Corporation.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the

Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and

Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.33%

Portfolio Companies

There are currently 11 variable investment options offered under the Viacom, Inc. Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

3

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to

4

handle the actual day-to-day investment management of each Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment manager for each portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section of the Prospectus.

Charges

The current charges under the CBS Group Contract are as follows:

1.

Charges For Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges for Mortality and Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

5

3.	Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $36.64, and applies to insureds ages 95 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.03, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$. 049
45	$. 121
55	$. 331
65	$. 571

Dependent term insurance: The rate for child term insurance is currently $0.10 per thousand.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•

A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

6

•

At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant Who is An Employee: During the 2002 benefits enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. Once enrolled, however, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

For a Dependent Spouse: Evidence of good health will be required for any spouse coverage that exceeds $30,000. Special rules applied during the 2002 Benefits Enrollment period. Once enrolled, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

7

Changes in Face Amount

Increases in Face Amount: You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount: Your coverage amount will not be decreased unless you request a decrease from Prudential. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

8

•

You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through CBS, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement dated May 1, 2008

to Prospectus dated May 1, 2008

for Group Variable Universal Life Insurance

Special Features of the Group Contract for

JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 Funds that are available to you under the JP Morgan Chase & Company Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.519% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 1%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.519% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.05**
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.29***

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
**	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
***	The representative current charge for cost of insurance is a sample rate currently charged for a 50 year old non-smoking insured, who is an active employee in JP Morgan.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.43%	1.22%

Portfolio Companies

There are currently 12 variable investment options offered under the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to

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the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

J.P. Morgan Series Trust II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Aggregate Bond Index.

JPMorgan International Equity Portfolio: Seeks to provide high total return from a portfolio of equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser seeks to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

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JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the S&P 500 Index. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P Index.

American Century( Variable Portfolios, Inc.

(Class I Shares)

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio's assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation. that the managers believe will increase in value over time. International investing involves special risks, such as political instability and currency fluctuation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the High Yield Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, also serves as the subadviser for the Flexible Managed Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to each of the above-mentioned J.P. Morgan Series Trust II portfolios.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM"). The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”).

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request a copy by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

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Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.519% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.169%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.052, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.069
45	$.178
55	$.455
65	$1.267

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•

Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•

Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

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We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan. You or your spouse would have had to enroll in the plan prior to 12/31/2001. No new employees or spouses may enroll for coverage after that date.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation. (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

Evidence Of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes In Face Amount

Increases in Face Amount: After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from Prudential. However, if your coverage amount is a multiple of salary, your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less. "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

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Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may continue your coverage on a Portable basis, at active employee rates, if you leave JP Morgan Chase & Company for any reason. However, rates for Portable coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate. We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

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If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contract and Certificates. This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003. In this supplement, we list the 15 funds that are available to you under the KPMG Retirees and Terminated Partners Group Contracts and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.589% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge – $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.
1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.589% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current charge – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current charge - $0.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.11[2]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.28[3]

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
3.	The representative current charge for the cost of insurance is a sample rate currently charged for a 58 year old insured, who is a retired employee in KPMG LLP.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.16%

Portfolio Companies

There are currently 15 variable investment options offered under the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

American Century Variable Portfolios, Inc.

(Class I Shares)

VP Value Fund: Seeks long-term capital growth with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Janus Aspen Series

(Institutional Shares)

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series: Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing in fixed income securities such as U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities

Neuberger Berman Advisers Management Trust

(Class I Shares)

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies whose stock prices are believed to be undervalued.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the High Yield Bond Portfolio and the Money Market Portfolio.

Quantitative Management Associates LLC (“QMA”), an indirect, wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio.

LSV Asset Management (“LSV”) serves as the subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment adviser for the VP Value Fund above is American Century Investment Management, Inc. ("ACIM").

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

The investment adviser for each MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisors Management Trust portfolios and is also the principal underwriter of the portfolios.

The investment manager for each T.Rowe Price Equity Series Inc. portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each Fund mentioned above, please see the individual Fund’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges And Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

1.

Charges For Taxes On Premium Payments. Prudential deducts a charge of 2.589% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.239%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. They are described earlier in this supplement.

4.	Monthly COI Charge. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $24.61, and applies to certain insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.127, and applies to insureds ages 49 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.127
45	$.127
55	$.312
65	$.740

5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

•

Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003.

•

Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

-	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue Portable coverage prior to 1/1/2003

-	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence Of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases In Face Amount: After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Portable coverage.

Termination of The Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates. In this supplement, we list the 16 funds that are available to you under the State of New Jersey--State House Commission (on behalf of the Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.52% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender).	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted Bi-weekly	Maximum - $2.77 Current - $1.15
*Cost of Insurance[1]		Maximum -$83.33 Minimum - $0.05[3]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.44[5]
*Additional Insurance Benefits[2]
Spouse and Child Term Insurance	Deducted monthly	Maximum - $2.00[4] Minimum - $2.00[4]
Representative current charge - $2.00[6]

2

*

The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
4.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
5.	The representative current charge for cost of insurance is a sample rate currently charged for a 58 year old insured, who is an active employee in NJ JRS.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.33%

Portfolio Companies

There are currently 16 variable investment options offered under the New Jersey Judicial Retirement System (“JRS”) Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

4

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

5

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under the JRS Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.52% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

6

3.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.

Bi-Weekly Charges. Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $1.15 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $35.420, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.052, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.093
45	$.154
55	$.444
65	$1.311

Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

5.	Possible Additional Charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

•

Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•

Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•

In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•

When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

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•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue as portable coverage.

•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

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•

A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount: After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases In Face Amount: Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance: You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

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Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this “Portable Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a portable rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose Portable Coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•

If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

10

•

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Towers Perrin

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Towers Perrin Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 funds that are available to you under the Towers Perrin Group Contract and certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted – 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current charge - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current - 0.45% of the amount of assets in the variable investment options
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.04[2]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.14[3]

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

~~2~~	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
3	The representative current charge for cost of insurance is a sample rate currently charged for a 47 year old non-smoking insured, who is an active employee in Towers Perrin.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

2

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.85%

Portfolio Companies

There are currently 12 variable investment options offered under the Towers Perrin Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager. Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash

3

generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

T. Rowe Price Equity Series, Inc.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing in mid-cap stocks with potential for above average earnings growth.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

4

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”).

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

The investment manager for the T. Rowe Price Equity Series Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the Towers Perrin Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the Towers Perrin Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For Towers Perrin, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.	Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $42.14, and applies to insureds age 90 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

5

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.084
45	$.140
55	$.399
65	$1.179

5.	Possible additional charges. For details on possible additional charges, see the Charges section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Perrin.

•	Active, full-time reduced hour US employees of Towers Perrin.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: An eligible employee may only enroll during Towers Perrin's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•

For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•

For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

6

Changes In Face Amount

Increases in Face Amount: After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Perrin. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may continue your coverage on a Portable basis if you leave Towers Perrin for any reason. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Towers Perrin or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Perrin replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If Towers Perrin does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

7

•

If Towers Perrin does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Perrin will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Perrin, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Perrin forwards the payroll deductions to us.

Towers Perrin intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month. But, if Towers Perrin has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, we will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.” This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Please refer to the prospectus for information on these and other features of the Towers Perrin Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features of the Group Contract For

Trane

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Trane Group Variable Universal Life Contract and Certificates. In this supplement, we list the 20 funds that are available to you under the Trane Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 or 2% of the amount withdrawn. Current Charge - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum – an amount equal to the effective annual rate of 0.90% Current – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.04[3]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.14[5]
*Additional Insurance Benefits[2]:
Spouse Term Insurance	Deducted monthly	Maximum -$21.822[4] Minimum - $0.050[4] Representative current charge - $0.138[6]

Child Term Insurance	Deducted monthly	Maximum - $0.06[4] Minimum - $0.06[4]
Representative current charge - $0.06[7]
AD&D on employee’s life	Deducted monthly	Maximum- $0.025[4] Minimum - $0.020[4]
Representative current charge – 0.020[7]
AD&D on employee and family’s life	Deducted monthly	Maximum - $0.034[4] Minimum - $0.032[4]
Representative current charge – 0.032[7]

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*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
4.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
5.	The representative current charge for cost of insurance is a sample rate currently charged for a 49 year old insured, who is an active employee in Trane.
6.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in Trane.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

Portfolio Companies

There are currently 20 variable investment options (Funds) available under the Trane Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

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Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

AllianceBernstein Variable Products Series Fund, Inc.

(Class A Shares)

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

DWS Variable Series II

(Class A Shares)

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

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Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

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Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the AllianceBernstein Variable Products Series funds.

The investment advisor of the DWS Variable Series II portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC, serves as the investment adviser for the Templeton Foreign Securities Fund. Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for each MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for each of the T. Rowe Price Equity Series Inc. portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

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Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the Trane Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.	Daily Charges for Mortality and Expense Risks. For Trane, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management Fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Trane plan.

The highest current rate per thousand is $25.51, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $.049, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.075
45	$.138
55	$.400
65	$1.237

Spouse Term Insurance: The highest current rate per thousand is $21.25, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.049, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.077
45	$.142
55	$.411
65	$1.270

Child term insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.020. Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate: The rate per thousand currently offered for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

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5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Trane who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Trane Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Trane Group Universal Life Plan in existence on that date.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee. On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: Prior to January 1, 2005 an eligible employee or spouse could enroll during Trane's annual enrollment period and within 31 days of any life event included under Trane's definition of Qualifying Life Event. New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000. (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment. However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000. However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

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Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.. However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases In Face Amount: Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Trane, if applicable. See the Suicide Exclusion section of the prospectus.

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Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

If you retire under Trane's retirement guidelines, you may continue your coverage. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you are disabled, you may continue your coverage, subject to Trane's benefit provisions for disabled participants. Prudential will bill you directly for premium payments and will charge you a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Trane or Prudential may end the Group Contract. See the Termination of a Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not Trane replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If Trane does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If Trane does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether Trane replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, Trane will send routine premium payments to Prudential by payroll deduction. Former employees who retire under Trane’s retirement guidelines, employees on an approved leave of absence, and those former employees who elect Portability will be billed directly by Prudential and will submit their premium payments directly to Prudential.

10

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Trane, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will generally coincide with the date that we receive premium payments. However, if premium payments have not been transferred to us by the 45th day after the premium due date, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and the Death Benefit of your certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.”

Please refer to the prospectus for information on these and other features of the Trane Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

11

Supplement Dated May 1, 2008

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Yellow Roadway Group Contract and Certificates .

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	Current Charge	Maximum Charge
Charge for Sales Expenses (Load)	$0.00	3.5% of premium
Charge for Taxes Attributable to Premiums[1]	2.60% of premium	Up to the sum of state, local and federal tax rates
Charge for Processing Premiums.	$0.00	$2 per payment
Surrender Charge (Load)	$0.00	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	$0.00	The lesser of $20 or 2% of the amount withdrawn.
Transfer Charge	$0.00 for up to the 12 transfers per year. $20 per transfer after the twelfth.	$20 per transfer after the twelfth.
Charge for Additional Statements	$0.00	$20 per statement.
Loan Transaction Charge	$0.00	$20 for each loan.
Loan Interest	The Loan Account crediting rate plus 2%.	The Loan Account crediting rate plus 2%.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	Current Charge	Maximum Charge
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum – an amount equal to the effective annual rate of 0.90% Current – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	$3.50 per month	$6.00 per month
*Cost of Insurance[1]		Maximum - $83.33 Minimum - $0.03[2]
Charge for a Representative Certificate Owner	Deducted monthly	Representative current charge - $0.17[3]

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
3.	The representative current charge for cost of insurance is a sample rate currently charged for a 51 year old insured, who is an active employee in Yellow Roadway.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.33%

Portfolio Companies

There are currently 16 variable investment options available under the Yellow Roadway Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

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The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

DWS Variable Series II (Class A Shares)

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

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(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this

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structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter of the above-mentioned Lazard Retirement Series, Inc., portfolios.

The investment adviser for the MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for the T. Rowe Price Variable Funds portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more funds or may substitute a different mutual fund for any fund.

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Each fund has provided Prudential with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for taxes and expenses attributable to premiums.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $18.48, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.030, and applies to insured active employees under age 35.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.035
45	$.106
55	$.263
65	$.454

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility. Eligible Group Members are full time active executive level employees as determined by Yellow Roadway. We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period. An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway. However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

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During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount. An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000. Prudential may ask questions about your health and ask you to have a medical exam. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount. For coverage based on annual salary or earnings, we may increase your Face Amount on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount. Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage At Retirement or Disability. You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement. You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this "Portable Coverage." Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

The Prudential Variable Contract Account GI-2

The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2008, as supplemented from time to time.

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	6
Ratings and Advertisement	6
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	7
Experts	7
Financial Statements	8

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Separate Account”).

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800)562-9874

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The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Separate Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. There are currently 90 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 90 variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contractholder about compensation that will be payable to applicable broker-dealers. The Group Contractholder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new

2

disclosure must be signed by the Group Contractholder with any broker of record change. In addition, Prudential will report annually to the Group Contractholder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2006, December 31, 2005 and December 31, 2004 were $0, $8,891, and $13,564, respectively. During 2006, 2005 and 2004, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

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Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Open Solutions BIS, Inc. is the Administrator of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by Integrated Payment Systems, Inc. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Open Solutions BIS, Inc., JPMorgan Chase Bank, N.A., and Integrated Payment Systems, Inc. are not Prudential Financial companies.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

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•

the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•

the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contractholders to be made available to participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or

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administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings And Advertisements

Independent financial rating services, including Moody’s, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential, that enables Prudential to confirm the allocation of the entire payment to the individual participant's accounts. When Prudential so confirms, the contribution is in “good order.” Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential will not pay interest on those amounts. If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment / No Allocation - If Prudential has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

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Rules That Apply -

1.

Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2.

Initial Premium payments received prior to the Certificate Date, but after the certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.

Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of the Separate Account as of December 31, 2007 and for each of the two years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Separate Account”). The Separate Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

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FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
ASSETS
Investment in the portfolios, at value	$4,315,074	$3,824,452	$15,632,398	$5,524,851
Net Assets	$4,315,074	$3,824,452	$15,632,398	$5,524,851
NET ASSETS, representing:
Equity of participants	$4,315,074	$3,824,452	$15,632,398	$5,513,870
Equity of The Prudential Insurance Company of America	0	0	0	10,981
	$4,315,074	$3,824,452	$15,632,398	$5,524,851
Units outstanding	324,035	260,344	1,095,833	369,896
Portfolio shares held	431,507	208,986	424,332	186,210
Portfolio net asset value per share	$10.00	$18.30	$36.84	$29.67
Investment in portfolio shares, at cost	$4,315,073	$3,116,971	$11,887,030	$3,563,833

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio
INVESTMENT INCOME
Dividend income	$206,460	$91,283	$257,128	$58,548
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	18,831	16,685	70,025	23,682
NET INVESTMENT INCOME (LOSS)	187,629	74,598	187,103	34,866
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	146,513	0	3,708
Realized gain (loss) on shares redeemed	0	10,155	44,801	15,440
Net change in unrealized gain (loss) on investments	0	(24,262)	451,966	379,868
NET GAIN (LOSS) ON INVESTMENTS	0	132,406	496,767	399,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,629	$207,004	$683,870	$433,882

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS — Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579
$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579

$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579

0	0	0	0	0	0
$1,343,540	$2,335,805	$6,218,745	$7,751,404	$4,700,429	$3,559,579
97,388	163,307	447,105	528,274	260,394	94,367
103,349	299,079	306,644	239,685	232,120	222,613
$13.00	$7.81	$20.28	$32.34	$20.25	$15.99
$1,322,954	$2,318,267	$3,938,404	$8,074,908	$2,986,454	$1,735,961

SUBACCOUNTS (Continued)
Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS — Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund	Franklin Templeton Developing Markets Securities Fund

$35,934	$180,184	$40,886	$64,814	$81,647	$69,418

5,580	10,257	26,630	38,306	18,766	13,481
30,354	169,927	14,256	26,509	62,881	55,936

0	0	0	1,133,183	186,227	226,733
(3,019)	(16,196)	16,699	(163,002)	(1,307)	(1,573)
24,534	(146,642)	658,368	(1,990,910)	330,505	458,227
21,515	(162,838)	675,067	(1,020,730)	515,425	683,387

$51,869	$7,089	$689,323	$(994,221)	$578,305	$739,323

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
ASSETS
Investment in the portfolios, at value	$685,442	$498,361	$348,217	$1,755,139
Net Assets	$685,442	$498,361	$348,217	$1,755,139
NET ASSETS, representing:
Equity of participants	$675,064	$488,324	$337,807	$1,755,139
Equity of The Prudential Insurance Company of America	10,378	10,037	10,410	0
	$685,442	$498,361	$348,217	$1,755,139
Units outstanding	53,317	42,795	26,562	157,842
Portfolio shares held	62,885	97,910	14,856	74,592
Portfolio net asset value per share	$10.90	$5.09	$23.44	$23.53
Investment in portfolio shares, at cost	$680,173	$466,640	$271,124	$1,139,327

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio
INVESTMENT INCOME
Dividend income	$33,408	$36,579	$5,025	$5,066
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,899	2,292	1,543	7,185
NET INVESTMENT INCOME (LOSS)	30,509	34,287	3,482	(2,120)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	40,592	0
Realized gain (loss) on shares redeemed	(1,732)	1,576	678	424
Net change in unrealized gain (loss) on investments	4,387	(23,781)	(34,750)	170,276
NET GAIN (LOSS) ON INVESTMENTS	2,656	(22,205)	6,520	170,701
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,165	$12,082	$10,002	$168,581

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$422,343	$161,481	$98,060	$482,962	$49,326	$103,802
$422,343	$161,481	$98,060	$482,962	$49,326	$103,802

$411,334	$161,481	$98,060	$482,962	$39,395	$103,802

11,009	0	0	0	9,932	0
$422,343	$161,481	$98,060	$482,962	$49,326	$103,802
36,038	11,519	5,919	24,430	12,746	9,289
17,154	22,030	8,268	64,653	4,412	6,574
$24.62	$7.33	$11.86	$7.47	$11.18	$15.79
$209,499	$141,178	$53,352	$411,181	$50,306	$82,571

SUBACCOUNTS (Continued)
Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$4,578	$3,546	$596	$8,074	$3,576	$1,145

1,883	756	409	2,345	181	476
2,695	2,790	187	5,729	3,395	669

0	8,634	0	41,870	0	0
22,278	568	42	(302)	(158)	(55)
15,614	(4,584)	14,184	(75,957)	(2,983)	559
37,892	4,618	14,226	(34,389)	(3,141)	504

$40,587	$7,408	$14,413	$(28,660)	$254	$1,173

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
ASSETS
Investment in the portfolios, at value	$46,236	$33,270	$2,027,534	$200,659
Net Assets	$46,236	$33,270	$2,027,534	$200,659
NET ASSETS, representing:
Equity of participants	$46,236	$33,270	$2,027,534	$200,659
Equity of The Prudential Insurance Company of America	0	0	0	0
	$46,236	$33,270	$2,027,534	$200,659
Units outstanding	2,823	1,980	84,175	17,156
Portfolio shares held	2,899	2,072	81,037	9,088
Portfolio net asset value per share	$15.95	$16.06	$25.02	$22.08
Investment in portfolio shares, at cost	$32,567	$23,507	$1,851,156	$142,482

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price New America Growth Portfolio
INVESTMENT INCOME
Dividend income	$461	$3	$4,334	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	208	175	7,913	861
NET INVESTMENT INCOME (LOSS)	254	(172)	(3,580)	(861)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,785	214,509	19,641
Realized gain (loss) on shares redeemed	468	817	(5,416)	626
Net change in unrealized gain (loss) on investments	3,114	(4,327)	50,235	4,323
NET GAIN (LOSS) ON INVESTMENTS	3,582	(1,726)	259,329	24,589
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,836	$(1,897)	$255,749	$23,728

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares	MFS Strategic Income Series Portfolio

$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592
$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592

$489,198	$279,137	$4,676,239	$35,345	$893,672	$87,592

0	0	0	10,569	0	0
$489,198	$279,137	$4,676,239	$45,914	$893,672	$87,592
20,145	18,049	270,363	12,090	70,724	5,621
22,956	24,064	197,393	1,703	25,281	8,303
$21.31	$11.60	$23.69	$20.76	$35.35	$10.55
$320,163	$258,656	$4,194,398	$42,948	$554,873	$81,398

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T. Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares	MFS Strategic Income Series Portfolio

$3,127	$8,966	$76,374	$293	$6,857	$4,461

2,377	1,291	19,534	156	4,065	398
750	7,675	56,840	137	2,792	4,063

35,606	0	276,632	4,588	0	0
15,865	3,088	(5,440)	(160)	6,199	(214)
(55,998)	(8)	(231,303)	(1,145)	68,143	(921)
(4,527)	3,080	39,889	3,283	74,343	(1,135)

$(3,777)	$10,755	$96,729	$3,421	$77,135	$2,929

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares	Janus Aspen International Growth Portfolio — Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio — Service Shares
ASSETS
Investment in the portfolios, at value	$143,563	$257,401	$62,092	$2,435,691
Net Assets	$143,563	$257,401	$62,092	$2,435,691
NET ASSETS, representing:
Equity of participants	$143,563	$257,401	$62,092	$2,435,691
Equity of The Prudential Insurance Company of America	0	0	0	0
	$143,563	$257,401	$62,092	$2,435,691
Units outstanding	12,300	9,337	4,034	175,966
Portfolio shares held	5,432	3,938	6,222	62,502
Portfolio net asset value per share	$26.43	$65.36	$9.98	$38.97
Investment in portfolio shares, at cost	$87,867	$94,322	$74,058	$1,505,607

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares	Janus Aspen International Growth Portfolio — Institutional Shares	Lazard Retirement Series Small Cap Portfolio	Janus Aspen Mid Cap Growth Portfolio — Service Shares
INVESTMENT INCOME
Dividend income	$1,139	$1,577	$0	$4,745
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	715	1,110	289	9,275
NET INVESTMENT INCOME (LOSS)	424	466	(289)	(4,531)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	25,092	10,882
Realized gain (loss) on shares redeemed	8,052	5,663	(2,281)	4,173
Net change in unrealized gain (loss) on investments	13,357	54,766	(27,493)	373,788
NET GAIN (LOSS) ON INVESTMENTS	21,409	60,429	(4,683)	388,843
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,833	$60,895	$(4,972)	$384,312

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
AllianceBernstein Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$77,767	$20,245	$600,607	$10,229	$10,529	$12,687
$77,767	$20,245	$600,607	$10,229	$10,529	$12,687

$69,657	$9,811	$600,607	$0	$0	$0

8,110	10,434	0	10,229	10,529	12,687
$77,767	$20,245	$600,607	$10,229	$10,529	$12,687
12,843	10,784	46,800	10,000	10,000	10,000
4,792	1,635	35,986	1,465	362	458
$16.23	$12.38	$16.69	$6.98	$29.11	$27.71
$74,590	$20,026	$564,956	$10,470	$10,118	$10,000

SUBACCOUNTS (Continued)
AllianceBernstein Real Estate Investment Portfolio	Scudder Government Securities Portfolio	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$1,177	$1,021	$17,019	$470	$118	$0

351	48	2,047	0	0	0
826	973	14,971	470	118	0

14,054	0	0	0	0	0
(407)	(116)	92	0	0	0
(28,153)	130	6,564	(241)	411	2,687
(14,506)	14	6,655	(241)	411	2,687

$(13,680)	$987	$21,627	$229	$529	$2,687

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP
ASSETS
Investment in the portfolios, at value	$9,590	$10,346	$10,157	$10,359
Net Assets	$9,590	$10,346	$10,157	$10,359
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	9,590	10,346	10,157	10,359
	$9,590	$10,346	$10,157	$10,359
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	403	893	1,033	885
Portfolio net asset value per share	$23.82	$11.59	$9.83	$11.70
Investment in portfolio shares, at cost	$10,958	$10,365	$10,715	$10,605

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP
INVESTMENT INCOME
Dividend income	$168	$365	$562	$604
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	168	365	562	604
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	790	0	153	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(1,368)	(19)	(557)	(245)
NET GAIN (LOSS) ON INVESTMENTS	(578)	(19)	(404)	(245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(410)	$346	$157	$359

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund

$10,938	$10,860	$10,229	$11,035	$10,567	$10,702
$10,938	$10,860	$10,229	$11,035	$10,567	$10,702

$0	$0	$0	$0	$0	$0

10,938	10,860	10,229	11,035	10,567	10,702
$10,938	$10,860	$10,229	$11,035	$10,567	$10,702
10,000	10,000	10,000	10,000	10,000	10,000
1,000	864	653	541	902	452
$10.94	$12.57	$15.66	$20.41	$11.72	$23.69
$10,351	$10,373	$11,522	$10,063	$10,676	$10,272

SUBACCOUNTS (Continued)
PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund

$351	$348	$63	$63	$676	$149

0	0	0	0	0	0
351	348	63	63	676	149

0	25	1,458	0	0	123
0	0	0	0	0	0
587	488	(1,292)	972	(110)	430
587	513	166	972	(110)	553

$938	$860	$229	$1,035	$567	$702

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS
OF THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at value	$10,919	$10,147	$10,757	$10,218
Net Assets	$10,919	$10,147	$10,757	$10,218
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	10,919	10,147	10,757	10,218
	$10,919	$10,147	$10,757	$10,218
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	854	531	1,025	806
Portfolio net asset value per share	$12.78	$19.11	$10.49	$12.68
Investment in portfolio shares, at cost	$10,276	$11,091	$10,360	$10,008

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio
INVESTMENT INCOME
Dividend income	$253	$66	$360	$8
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	253	66	360	8
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	23	1,024	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	642	(944)	397	210
NET GAIN (LOSS) ON INVESTMENTS	665	81	397	210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$919	$147	$757	$218

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio

$10,691	$0	$11,178	$9,198	$9,999	$10,399
$10,691	$0	$11,178	$9,198	$9,999	$10,399

$0	$0	$0	$0	$0	$0

10,691	0	11,178	9,198	9,999	10,399
$10,691	$0	$11,178	$9,198	$9,999	$10,399
10,000	0	10,000	10,000	10,000	10,000
424	0	449	698	398	846
$25.23	$0.00	$24.89	$13.17	$25.14	$12.29
$10,180	$0	$11,528	$10,878	$10,499	$10,449

SUBACCOUNTS (Continued)
Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio

$180	$146	$0	$183	$116	$238

0	0	0	0	0	0
180	146	0	183	116	238

0	3,052	0	695	383	211
0	(1,670)	0	0	0	0
512	0	(350)	(1,680)	(500)	(49)
512	1,382	(350)	(985)	(117)	161

$691	$1,528	$(350)	$(802)	$(1)	$399

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund
ASSETS
Investment in the portfolios, at value	$11,586	$12,891	$11,088	$9,924
Net Assets	$11,586	$12,891	$11,088	$9,924
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	11,586	12,891	11,088	9,924
	$11,586	$12,891	$11,088	$9,924
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	1,396	531	330	853
Portfolio net asset value per share	$8.30	$24.27	$33.63	$11.63
Investment in portfolio shares, at cost	$10,442	$11,279	$10,045	$10,167

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund
INVESTMENT INCOME
Dividend income	$0	$48	$45	$162
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	0	48	45	162
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	442	1,231	0	5
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	1,144	1,612	1,043	(243)
NET GAIN (LOSS) ON INVESTMENTS	1,586	2,842	1,043	(238)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,586	$2,891	$1,088	$(76)

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio

$10,903	$9,379	$11,256	$10,751	$10,376	$9,419
$10,903	$9,379	$11,256	$10,751	$10,376	$9,419

$0	$0	$0	$0	$0	$0

10,903	9,379	11,256	10,751	10,376	9,419
$10,903	$9,379	$11,256	$10,751	$10,376	$9,419
10,000	10,000	10,000	10,000	10,000	10,000
652	526	395	299	824	751
$16.72	$17.82	$28.50	$35.98	$12.60	$12.54
$10,290	$10,000	$10,000	$10,036	$10,541	$10,040

SUBACCOUNTS (Continued)
Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio

$290	$0	$0	$36	$512	$40

0	0	0	0	0	0
290	0	0	36	512	40

0	0	0	0	29	0
0	0	0	0	0	0
613	(621)	1,256	714	(164)	(621)
613	(621)	1,256	714	(135)	(621)

$903	$(621)	$1,256	$751	$376	$(581)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio
ASSETS
Investment in the portfolios, at value	$10,851	$10,818	$10,495	$10,337
Net Assets	$10,851	$10,818	$10,495	$10,337
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	10,851	10,818	10,495	10,337
	$10,851	$10,818	$10,495	$10,337
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	901	895	886	10,337
Portfolio net asset value per share	$12.04	$12.09	$11.84	$1.00
Investment in portfolio shares, at cost	$10,538	$10,558	$10,759	$10,337

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio
INVESTMENT INCOME
Dividend income	$239	$324	$359	$337
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	239	324	359	337
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	299	234	400	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	313	261	(264)	0
NET GAIN (LOSS) ON INVESTMENTS	612	494	136	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$851	$818	$495	$337

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio

$10,082	$10,479	$10,909	$10,894	$10,426	$11,194
$10,082	$10,479	$10,909	$10,894	$10,426	$11,194

$0	$0	$0	$0	$0	$0

10,082	10,479	10,909	10,894	10,426	11,194
$10,082	$10,479	$10,909	$10,894	$10,426	$11,194
10,000	10,000	10,000	10,000	10,000	10,000
688	585	1,015	940	821	403
$14.65	$17.91	$10.75	$11.59	$12.70	$27.80
$11,233	$10,043	$10,589	$10,542	$10,419	$12,655

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio

$106	$9	$102	$161	$199	$87

0	0	0	0	0	0
106	9	102	161	199	87

1,127	34	487	381	221	2,568
0	0	0	0	0	0
(1,151)	436	320	352	7	(1,461)
(24)	470	807	732	227	1,107

$82	$479	$909	$894	$426	$1,194

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio
ASSETS
Investment in the portfolios, at value	$14,606	$13,056	$9,326	$10,422
Net Assets	$14,606	$13,056	$9,326	$10,422
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	14,606	13,056	9,326	10,422
	$14,606	$13,056	$9,326	$10,422
Units outstanding	10,000	10,000	10,000	10,000
Portfolio shares held	260	317	552	826
Portfolio net asset value per share	$56.28	$41.19	$16.89	$12.62
Investment in portfolio shares, at cost	$12,354	$10,000	$10,000	$10,431

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio
INVESTMENT INCOME
Dividend income	$77	$0	$0	$209
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	77	0	0	209
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,277	0	0	222
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	2,252	3,056	(674)	(9)
NET GAIN (LOSS) ON INVESTMENTS	4,529	3,056	(674)	213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,606	$3,056	$(674)	$422

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund

$10,031	$10,609	$10,319	$9,833	$9,544	$10,793
$10,031	$10,609	$10,319	$9,833	$9,544	$10,793

$0	$0	$0	$0	$0	$0

10,031	10,609	10,319	9,833	9,544	10,793
$10,031	$10,609	$10,319	$9,833	$9,544	$10,793
10,000	10,000	10,000	10,000	10,000	10,000
61	1,030	1,031	683	649	743
$163.66	$10.30	$10.01	$14.40	$14.71	$14.52
$10,186	$10,354	$10,349	$10,228	$10,715	$14,182

SUBACCOUNTS (Continued)
Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund

$186	$354	$349	$144	$86	$1,809

0	0	0	0	0	0
186	354	349	144	86	1,809

0	0	0	84	629	2,373
0	0	0	0	0	0
(155)	255	(30)	(395)	(1,171)	(3,389)
(155)	255	(30)	(311)	(542)	(1,017)

$31	$609	$319	$(167)	$(456)	$793

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Growth Fund
ASSETS
Investment in the portfolios, at value	$9,666	$9,128	$10,639	$0
Net Assets	$9,666	$9,128	$10,639	$0
NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Prudential Insurance Company of America	9,666	9,128	10,639	0
	$9,666	$9,128	$10,639	$0
Units outstanding	10,000	10,000	10,000	0
Portfolio shares held	718	916	687	0
Portfolio net asset value per share	$13.47	$9.96	$15.48	$0.00
Investment in portfolio shares, at cost	$10,963	$10,423	$10,000	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Growth Fund
INVESTMENT INCOME
Dividend income	$144	$5	$0	$0
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0
NET INVESTMENT INCOME (LOSS)	144	5	0	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	819	418	0	1,681
Realized gain (loss) on shares redeemed	0	0	0	(1,499)
Net change in unrealized gain (loss) on investments	(1,297)	(1,295)	639	0
NET GAIN (LOSS) ON INVESTMENTS	(478)	(877)	639	182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(334)	$(872)	$639	$182

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund

$10,161	$9,321	$9,853	$10,451	$11,297	$11,073
$10,161	$9,321	$9,853	$10,451	$11,297	$11,073

$0	$0	$0	$0	$0	$0

10,161	9,321	9,853	10,451	11,297	11,073
$10,161	$9,321	$9,853	$10,451	$11,297	$11,073
10,000	10,000	10,000	10,000	10,000	10,000
654	545	918	803	1,055	462
$15.53	$17.10	$10.73	$13.01	$10.71	$23.97
$10,182	$10,724	$10,000	$10,492	$10,000	$10,721

SUBACCOUNTS (Continued)
AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund

$4	$64	$0	$208	$0	$201

0	0	0	0	0	0
4	64	0	208	0	201

289	659	0	283	0	520
0	0	0	0	0	0
(314)	(1,403)	(147)	(40)	1,297	352
(25)	(744)	(147)	243	1,297	873

$(21)	$(679)	$(147)	$451	$1,297	$1,073

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2007

SUBACCOUNTS
Fidelity VIP Value Leaders Portfolio
ASSETS
Investment in the portfolios, at value	$9,776
Net Assets	$9,776
NET ASSETS, representing:
Equity of participants	$0
Equity of The Prudential Insurance Company of America	9,776
$9,776
Units outstanding	10,000
Portfolio shares held	705
Portfolio net asset value per share	$13.86
Investment in portfolio shares, at cost	$10,884

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

SUBACCOUNTS
Fidelity VIP Value Leaders Portfolio
INVESTMENT INCOME
Dividend income	$126
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0
NET INVESTMENT INCOME (LOSS)	126
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	757
Realized gain (loss) on shares redeemed	0
Net change in unrealized gain (loss) on investments	(1,108)
NET GAIN (LOSS) ON INVESTMENTS	(350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(224)

The accompanying notes are an integral part of these financial statements.

A21

[This page intentionally left blank.]

A22

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$187,629	$168,075	$74,598	$46,669
Capital gains distributions received	0	0	146,513	44,259
Realized gain (loss) on shares redeemed	0	(2)	10,155	(912)
Net change in unrealized gain (loss) on investments	0	3	(24,262)	261,655
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,629	168,076	207,004	351,671
CONTRACT OWNER TRANSACTIONS
Participant net payments	173,930	163,236	78,698	180,144
Policy loans, net of repayments and interest	(306,275)	(1,714)	(36,783)	(3,299)
Surrenders, withdrawals and death benefits	(272,518)	(109,066)	(154,175)	(99,595)
Net transfers between other subaccounts or fixed rate option	193,786	336,665	232,664	177,336
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(211,076)	389,121	120,405	254,586
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,447)	557,197	327,409	606,257
NET ASSETS
Beginning of period	4,338,521	3,781,324	3,497,043	2,890,786
End of period	$4,315,074	$4,338,521	$3,824,452	$3,497,043
Beginning units	340,748	309,702	252,065	232,690
Units issued	185,197	160,764	86,720	81,805
Units redeemed	(201,910)	(129,718)	(78,441)	(62,430)
Ending units	324,035	340,748	260,344	252,065

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$187,103	$165,885	$34,866	$30,473	$30,354	$30,041
0	37,496	3,708	0	0	0
44,801	49,225	15,440	16,314	(3,019)	(8,997)

451,966	1,666,188	379,868	476,132	24,534	18,265

683,870	1,918,794	433,882	522,919	51,869	39,309

348,461	328,865	136,995	146,242	83,386	97,219
(77,775)	(85,946)	(25,649)	(22,494)	(10,969)	(8,348)
(838,150)	(779,504)	(226,812)	(247,888)	(36,905)	(28,321)

686,507	431,366	298,094	217,319	118,236	56,956

119,043	(105,219)	182,628	93,179	153,748	117,506

0	0	10,000	0	0	0

802,914	1,813,575	626,510	616,098	205,617	156,815

14,829,484	13,015,909	4,898,341	4,282,243	1,137,923	981,108
$15,632,398	$14,829,484	$5,524,851	$4,898,341	$1,343,540	$1,137,923
1,087,665	1,098,173	347,976	340,930	86,034	76,949
258,905	255,268	113,978	103,885	40,363	35,291
(250,737)	(265,776)	(92,058)	(96,839)	(29,008)	(26,206)
1,095,833	1,087,665	369,896	347,976	97,388	86,034

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	DWS High Income Portfolio		MFS — Research Series Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$169,927	$140,340	$14,256	$2,971
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(16,196)	(9,319)	16,699	14,162
Net change in unrealized gain (loss) on investments	(146,642)	56,924	658,368	467,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,089	187,945	689,323	485,128
CONTRACT OWNER TRANSACTIONS
Participant net payments	103,649	129,733	119,096	190,163
Policy loans, net of repayments and interest	(1,202)	(4,836)	4,755	(41,347)
Surrenders, withdrawals and death benefits	(80,857)	(62,856)	(283,257)	(209,573)
Net transfers between other subaccounts or fixed rate option	161,031	104,956	250,567	119,670
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	182,622	166,997	91,161	58,913
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	189,711	354,942	780,484	544,041
NET ASSETS
Beginning of period	2,146,094	1,791,152	5,438,261	4,894,220
End of period	$2,335,805	$2,146,094	$6,218,745	$5,438,261
Beginning units	150,802	138,423	440,657	436,181
Units issued	60,735	54,762	117,868	128,211
Units redeemed	(48,230)	(42,383)	(111,421)	(123,735)
Ending units	163,307	150,802	447,105	440,657

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund		Franklin Templeton Developing Markets Securities Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$26,509	$(3,762)	$62,881	$25,215	$55,936	$12,940
1,133,183	703,649	186,227	0	226,733	0
(163,002)	(122,763)	(1,307)	12,151	(1,573)	107

(1,990,910)	(299,285)	330,505	578,850	458,227	489,097

(994,221)	277,839	578,305	616,216	739,323	502,144

255,045	260,459	230,883	210,986	154,012	192,475
(71,259)	(74,985)	(32,222)	(46,214)	(5,380)	(47,381)
(372,267)	(293,564)	(197,820)	(93,454)	(151,551)	(57,310)

269,125	281,762	438,054	148,916	363,140	160,866

80,645	173,672	438,895	220,234	360,221	248,650

0	0	0	0	0	0

(913,576)	451,511	1,017,200	836,450	1,099,544	750,794

8,664,980	8,213,469	3,683,229	2,846,779	2,460,035	1,709,241
$7,751,404	$8,664,980	$4,700,429	$3,683,229	$3,559,579	$2,460,035
522,834	511,986	234,548	219,192	83,627	74,098
154,494	150,464	95,306	73,761	38,225	31,143
(149,054)	(139,616)	(69,460)	(58,405)	(27,486)	(21,614)
528,274	522,834	260,394	234,548	94,367	83,627

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$30,509	$26,750	$34,287	$38,892
Capital gains distributions received	0	5,930	0	0
Realized gain (loss) on shares redeemed	(1,732)	(7,721)	1,576	79
Net change in unrealized gain (loss) on investments	4,387	(61)	(23,781)	10,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,165	24,898	12,082	49,244
CONTRACT OWNER TRANSACTIONS
Participant net payments	71,412	36,547	(11,539)	(10,550)
Policy loans, net of repayments and interest	(994)	(1,341)	(1,894)	0
Surrenders, withdrawals and death benefits	(28,176)	(114,341)	(58,913)	(125)
Net transfers between other subaccounts or fixed rate option	0	15,000	0	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	42,242	(64,135)	(72,345)	(10,675)
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	0	10,000	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	85,407	(39,237)	(50,263)	38,569
NET ASSETS
Beginning of period	600,035	639,272	548,624	510,055
End of period	$685,442	$600,035	$498,361	$548,624
Beginning units	40,520	45,118	37,641	38,412
Units issued	24,090	12,883	11,788	2,263
Units redeemed	(11,293)	(17,481)	(6,635)	(3,034)
Ending units	53,317	40,520	42,795	37,641

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$3,482	$3,072	$(2,120)	$(1,613)	$2,695	$672
40,592	9,007	0	0	0	0
678	107	424	(7,002)	22,278	861

(34,750)	38,205	170,276	28,624	15,614	65,443

10,002	50,391	168,581	20,009	40,587	66,976

35,762	19,435	139,457	141,060	5,628	(1,006)
(5,970)	(435)	(1,723)	(7,749)	(1,901)	(59)
(25,552)	(15,597)	(58,167)	(77,486)	(47,663)	(1,555)

632	30,000	144,895	134,748	300	0

4,873	33,403	224,462	190,573	(43,635)	(2,620)

10,000	0	0	0	10,000	0

24,875	83,794	393,042	210,582	6,952	64,356

323,342	239,548	1,362,097	1,151,515	415,391	351,035
$348,217	$323,342	$1,755,139	$1,362,097	$422,343	$415,391
16,283	14,405	136,585	117,009	28,921	29,115
14,807	8,667	76,221	63,304	13,471	2,931
(4,528)	(6,789)	(54,964)	(43,728)	(6,354)	(3,125)
26,562	16,283	157,842	136,585	36,038	28,921

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	American Century VP Balanced Portfolio		American Century VP International Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$2,790	$2,261	$187	$763
Capital gains distributions received	8,634	9,968	0	0
Realized gain (loss) on shares redeemed	568	(86)	42	(1)
Net change in unrealized gain (loss) on investments	(4,584)	1,913	14,184	14,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,408	14,056	14,413	15,652
CONTRACT OWNER TRANSACTIONS
Participant net payments	1,688	2,519	3,812	5,254
Policy loans, net of repayments and interest	(2,841)	0	103	0
Surrenders, withdrawals and death benefits	(13,081)	0	(2,746)	0
Net transfers between other subaccounts or fixed rate option	300	0	300	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,933)	2,519	1,470	5,254
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,525)	16,575	15,883	20,906
NET ASSETS
Beginning of period	168,006	151,431	82,177	61,271
End of period	$161,481	$168,006	$98,060	$82,177
Beginning units	12,520	12,315	5,830	5,411
Units issued	2,155	2,352	607	879
Units redeemed	(3,156)	(2,147)	(518)	(460)
Ending units	11,519	12,520	5,919	5,830

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$5,729	$4,062	$3,395	$2,217	$669	$459
41,870	38,694	0	105	0	0
(302)	(197)	(158)	(181)	(55)	(121)

(75,957)	35,771	(2,983)	(129)	559	13,436

(28,660)	78,330	254	2,012	1,173	13,774

2,708	2,356	1,612	1,984	4,094	5,017
156	0	0	0	0	0
(1,373)	(684)	(2,494)	0	(2,464)	(1,214)

(412)	0	0	(25,749)	0	0

1,078	1,672	(882)	(23,765)	1,631	3,803

0	0	10,000	0	0	0

(27,582)	80,002	9,371	(21,753)	2,804	17,577

510,543	430,541	39,955	61,708	100,998	83,421
$482,962	$510,543	$49,326	$39,955	$103,802	$100,998
24,388	24,295	2,808	4,497	9,147	8,769
2,244	2,868	10,399	590	1,559	1,683
(2,202)	(2,775)	(461)	(2,279)	(1,417)	(1,305)
24,430	24,388	12,746	2,808	9,289	9,147

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$254	$61	$(172)	$(178)
Capital gains distributions received	0	0	1,785	1,100
Realized gain (loss) on shares redeemed	468	3	817	(11)
Net change in unrealized gain (loss) on investments	3,114	5,455	(4,327)	4,340
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,836	5,519	(1,897)	5,251
CONTRACT OWNER TRANSACTIONS
Participant net payments	306	653	887	1,538
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(4,556)	0	(7,574)	0
Net transfers between other subaccounts or fixed rate option	300	25,749	(481)	0
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,951)	26,402	(7,167)	1,538
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(115)	31,921	(9,065)	6,789
NET ASSETS
Beginning of period	46,351	14,430	42,335	35,546
End of period	$46,236	$46,351	$33,270	$42,335
Beginning units	3,080	1,165	2,366	2,275
Units issued	157	2,423	432	813
Units redeemed	(414)	(508)	(818)	(722)
Ending units	2,823	3,080	1,980	2,366

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
T. Rowe Price Mid-Cap Growth Portfolio		T. Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(3,580)	$(5,492)	$(861)	$(618)	$750	$494
214,509	174,550	19,641	2,068	35,606	27,898
(5,416)	(6,094)	626	118	15,865	19,800

50,235	(89,122)	4,323	9,057	(55,998)	22,275

255,749	73,842	23,728	10,625	(3,777)	70,467

165,460	194,052	25,137	13,169	(6,420)	1,674
(9,524)	(3,877)	(1,652)	(47)	(18)	(17)
(111,318)	(77,330)	(8,108)	(8,736)	(31,700)	(98,540)

309,389	228,362	0	0	1,265	(10,000)

354,007	341,207	15,377	4,386	(36,874)	(106,883)

0	0	0	0	0	0

609,755	415,049	39,105	15,011	(40,651)	(36,416)

1,417,779	1,002,730	161,554	146,543	529,849	566,265
$2,027,534	$1,417,779	$200,659	$161,554	$489,198	$529,849
68,866	51,708	15,646	15,165	21,606	26,362
49,709	41,197	7,689	6,845	909	1,546
(34,400)	(24,039)	(6,179)	(6,364)	(2,370)	(6,302)
84,175	68,866	17,156	15,646	20,145	21,606

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Research Bond Series Portfolio		T. Rowe Price Equity Income Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$7,675	$11,769	$56,840	$37,271
Capital gains distributions received	0	1,492	276,632	98,383
Realized gain (loss) on shares redeemed	3,088	(139)	(5,440)	2,903
Net change in unrealized gain (loss) on investments	(8)	(1,920)	(231,303)	416,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,755	11,202	96,729	554,798

CONTRACT OWNER TRANSACTIONS
Participant net payments	(3,520)	(1,995)	357,488	286,775
Policy loans, net of repayments and interest	(243)	(219)	(3,938)	(1,084)
Surrenders, withdrawals and death benefits	(51,789)	0	(197,946)	(151,736)
Net transfers between other subaccounts or fixed rate option	0	0	621,988	328,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(55,552)	(2,214)	777,592	462,286

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,797)	8,988	874,321	1,017,084

NET ASSETS
Beginning of period	323,934	314,946	3,801,918	2,784,834
End of period	$279,137	$323,934	$4,676,239	$3,801,918

Beginning units	21,729	21,883	225,971	196,049
Units issued	4,318	4,823	122,568	83,161
Units redeemed	(7,998)	(4,977)	(78,176)	(53,239)
Ending units	18,049	21,729	270,363	225,971

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Neuberger Berman AMT Partners Portfolio		Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares		MFS Strategic Income Series Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$137	$99	$2,792	$10,083	$4,063	$4,177
4,588	3,292	0	0	0	611
(160)	(49)	6,199	1,629	(214)	(229)

(1,145)	(348)	68,143	115,478	(921)	763

3,421	2,994	77,135	127,190	2,929	5,322

1,580	6,916	(19,214)	(12,969)	1,608	1,680
0	0	0	0	0	0
0	0	(5,589)	0	(8,893)	0

0	0	0	0	0	0

1,580	6,916	(24,802)	(12,969)	(7,285)	1,680

10,000	0	0	0	0	0

15,000	9,910	52,333	114,221	(4,356)	7,002

30,914	21,004	841,339	727,118	91,948	84,946
$45,914	$30,914	$893,672	$841,339	$87,592	$91,948
1,990	1,511	72,668	73,909	6,091	5,976
10,317	848	4,148	5,731	572	670
(217)	(369)	(6,093)	(6,972)	(1,042)	(555)
12,090	1,990	70,724	72,668	5,621	6,091

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares		Janus Aspen International Growth Portfolio — Institutional Shares
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$424	$63	$466	$2,606
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	8,052	1,384	5,663	1,535
Net change in unrealized gain (loss) on investments	13,357	13,220	54,766	56,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,833	14,667	60,895	60,559
CONTRACT OWNER TRANSACTIONS
Participant net payments	23,491	21,305	36,488	12,985
Policy loans, net of repayments and interest	(4,931)	(352)	(2,856)	(131)
Surrenders, withdrawals and death benefits	(46,320)	(28,958)	(44,954)	(9,984)
Net transfers between other subaccounts or fixed rate option	0	0	2,846	25,000
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,760)	(8,005)	(8,477)	27,870
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	0	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,927)	6,662	52,418	88,429
NET ASSETS
Beginning of period	149,490	142,828	204,983	116,554
End of period	$143,563	$149,490	$257,401	$204,983
Beginning units	14,675	15,547	9,499	7,907
Units issued	7,855	8,236	3,765	3,991
Units redeemed	(10,230)	(9,108)	(3,928)	(2,399)
Ending units	12,300	14,675	9,337	9,499

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Lazard Retirement Series Small Cap Portfolio		Janus Aspen Mid Cap Growth Portfolio — Service Shares		AllianceBernstein Real Estate Investment Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(289)	$(228)	$(4,531)	$(6,077)	$826	$1,054
25,092	4,203	10,882	0	14,054	8,725
(2,281)	(90)	4,173	(2,222)	(407)	82

(27,493)	3,513	373,788	179,631	(28,153)	10,569

(4,972)	7,398	384,312	171,332	(13,680)	20,430

15,441	9,318	164,775	179,064	3,068	2,631
(1,822)	(65)	(13,561)	(5,157)	0	0
(5,185)	(1,263)	(83,662)	(38,575)	(1,503)	(1,708)

0	0	359,615	175,738	0	0

8,434	7,990	427,167	311,070	1,564	923

0	0	0	0	10,000	0

3,463	15,388	811,480	482,402	(2,116)	21,353

58,629	43,241	1,624,211	1,141,809	79,883	58,530
$62,092	$58,629	$2,435,691	$1,624,211	$77,767	$79,883

3,519	3,000	142,572	113,368	2,774	2,737
2,750	2,199	88,770	73,489	10,761	847
(2,235)	(1,680)	(55,376)	(44,285)	(691)	(810)
4,034	3,519	175,966	142,572	12,843	2,774

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Scudder Government Securities Portfolio		Prudential Conservative Balanced Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$973	$322	$14,971	$5,353
Capital gains distributions received	0	0	0	552
Realized gain (loss) on shares redeemed	(116)	(24)	92	(506)
Net change in unrealized gain (loss) on investments	130	81	6,564	21,769
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	987	379	21,627	27,168
CONTRACT OWNER TRANSACTIONS
Participant net payments	1,520	1,871	86,986	56,930
Policy loans, net of repayments and interest	0	0	(6,532)	0
Surrenders, withdrawals and death benefits	(3,248)	(348)	(11,481)	(1,194)
Net transfers between other subaccounts or fixed rate option	0	0	162,363	37,154
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,728)	1,523	231,335	92,890
NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	0	0	0
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,259	1,902	252,962	120,058
NET ASSETS
Beginning of period	10,986	9,084	347,645	227,587
End of period	$20,245	$10,986	$600,607	$347,645
Beginning units	926	794	28,619	20,599
Units issued	11,009	976	38,241	18,098
Units redeemed	(1,151)	(844)	(20,060)	(10,078)
Ending units	10,784	926	46,800	28,619

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio
03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/24/2007* to 12/31/2007	03/19/2007* to 12/31/2007

$470	$118	$0	$168	$365	$562
0	0	0	790	0	153
0	0	0	0	0	0

(241)	411	2,687	(1,368)	(19)	(557)

229	529	2,687	(410)	346	157

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,229	10,529	12,687	9,590	10,346	10,157

0	0	0	0	0	0
$10,229	$10,529	$12,687	$9,590	$10,346	$10,157

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	DWS Strategic Income VIP	PIMCO Long-Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP
	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/26/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$604	$351	$348	$63
Capital gains distributions received	0	0	25	1,458
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(245)	587	488	(1,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	359	938	860	229

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,359	10,938	10,860	10,229

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,359	$10,938	$10,860	$10,229

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio
03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/09/2007* to 12/31/2007

$63	$676	$149	$253	$66	$360
0	0	123	23	1,024	0
0	0	0	0	0	0

972	(110)	430	642	(944)	397

1,035	567	702	919	147	757

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

11,035	10,567	10,702	10,919	10,147	10,757

0	0	0	0	0	0
$11,035	$10,567	$10,702	$10,919	$10,147	$10,757

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Investment Grade Bond Portfolio	Fidelity VIP Overseas Portfolio	AllianceBernstein VPS International Research Growth Portfolio	AllianceBernstein VPS International Growth Portfolio
	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/24/2007* to 12/10/2007**	12/10/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$8	$180	$146	$0
Capital gains distributions received	0	0	3,052	0
Realized gain (loss) on shares redeemed	0	0	(1,670)
Net change in unrealized gain (loss) on investments	210	512	0	(350)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	218	691	1,528	(350)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	(1,528)	11,528

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,218	10,691	0	11,178

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,218	$10,691	$0	$11,178

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	(10,000)	0
Ending units	10,000	10,000	0	10,000

*  Date subaccount became available for investment

**  Date subaccount became unavailable for investment

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund
04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	04/24/2007* to 12/31/2007	03/26/2007* to 12/31/2007

$183	$116	$238	$0	$48	$45
695	383	211	442	1,231	0
0	0	0	0	0	0

(1,680)	(500)	(49)	1,144	1,612	1,043

(802)	(1)	399	1,586	2,891	1,088

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

9,198	9,999	10,399	11,586	12,891	11,088

0	0	0	0	0	0
$9,198	$9,999	$10,399	$11,586	$12,891	$11,088

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio
	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$162	$290	$0	$0
Capital gains distributions received	5	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(243)	613	(621)	1,256

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76)	903	(621)	1,256

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,924	10,903	9,379	11,256

NET ASSETS
Beginning of period	0	0	0	0
End of period	$9,924	$10,903	$9,379	$11,256

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio	Franklin Strategic Income Securities Fund	Fidelity VIP Value Strategies Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio
04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	03/19/2007* to 12/31/2007	03/19/2007* to 12/31/2007

$36	$512	$40	$239	$324	$359
0	29	0	299	234	400
0	0	0	0	0	0

714	(164)	(621)	313	261	(264)

751	376	(581)	851	818	495

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,751	10,376	9,419	10,851	10,818	10,495

0	0	0	0	0	0
$10,751	$10,376	$9,419	$10,851	$10,818	$10,495

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
	04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007	03/19/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$337	$106	$9	$102
Capital gains distributions received	0	1,127	34	487
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	0	(1,151)	436	320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337	82	479	909

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,337	10,082	10,479	10,909

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,337	$10,082	$10,479	$10,909

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio	Prudential Natural Resources Portfolio	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund
03/19/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	03/19/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007

$161	$199	$87	$77	$0	$0
381	221	2,568	2,277	0	0
0	0	0	0	0	0

352	7	(1,461)	2,252	3,056	(674)

894	426	1,194	4,606	3,056	(674)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

10,894	10,426	11,194	14,606	13,056	9,326

0	0	0	0	0	0
$10,894	$10,426	$11,194	$14,606	$13,056	$9,326

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Fidelity VIP Freedom 2020 Portfolio	Fidelity VIP Index 500 Portfolio	PIMCO Low Duration Portfolio	PIMCO Short-Term Portfolio
	04/30/2007* to 12/31/2007	04/30/2007* to 12/31/2007	04/09/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$209	$186	$354	$349
Capital gains distributions received	222	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(9)	(155)	255	(30)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	422	31	609	319

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	10,000	10,000	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,422	10,031	10,609	10,319

NET ASSETS
Beginning of period	0	0	0	0
End of period	$10,422	$10,031	$10,609	$10,319

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	0	0	0	0
Ending units	10,000	10,000	10,000	10,000

*  Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007	04/24/2007* to 12/31/2007

$144	$86	$1,809	$144	$5	$0
84	629	2,373	819	418	0
0	0	0	0	0	0

(395)	(1,171)	(3,389)	(1,297)	(1,295)	639

(167)	(456)	793	(334)	(872)	639

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

9,833	9,544	10,793	9,666	9,128	10,639

0	0	0	0	0	0
$9,833	$9,544	$10,793	$9,666	$9,128	$10,639

0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000
0	0	0	0	0	0
10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AIM V.I. Small Cap Growth Fund	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund	Van Eck Worldwide Absolute Return Fund
	03/26/2007* to 05/01/2007**	05/01/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/09/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$0	$4	$64	$0
Capital gains distributions received	1,681	289	659	0
Realized gain (loss) on shares redeemed	(1,499)	0	0	0
Net change in unrealized gain (loss) on investments	0	(314)	(1,403)	(147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182	(21)	(679)	(147)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	(182)	10,182	10,000	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	10,161	9,321	9,853

NET ASSETS
Beginning of period	0	0	0	0
End of period	$0	$10,161	$9,321	$9,853

Beginning units	0	0	0	0
Units issued	10,000	10,000	10,000	10,000
Units redeemed	(10,000)	0	0	0
Ending units	0	10,000	10,000	10,000

*  Date subaccount became available for investment

**  Date subaccount became unavailable for investment

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio
04/30/2007* to 12/31/2007	03/26/2007* to 12/31/2007	03/26/2007* to 12/31/2007	04/30/2007* to 12/31/2007

$208	$0	$201	$126
283	0	520	757
0	0	0	0

(40)	1,297	352	(1,108)

451	1,297	1,073	(224)

0	0	0	0
0	0	0	0
0	0	0	0

0	0	0	0

0	0	0	0

10,000	10,000	10,000	10,000

10,451	11,297	11,073	9,776

0	0	0	0
$10,451	$11,297	$11,073	$9,776

0	0	0	0
10,000	10,000	10,000	10,000
0	0	0	0
10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A50

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2007

Note 1: General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are ninety-nine subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced
    Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Small Capitalization Stock
    Portfolio
Diversified Conservative
    Growth Portfolio
SP PIMCO High Yield Portfolio
SP Strategic Partners Focused
    Growth Portfolio
SP Conservative Asset
    Allocation Portfolio
SP Balanced Asset
    Allocation Portfolio
SP Growth Asset Allocation
    Portfolio
SP Aggressive Growth Asset
    Allocation Portfolio

AIM Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund
Utilities Fund

AllianceBernstein Variable
Product Series
Real Estate Investment
    Portfolio
International Growth Portfolio
International Value Portfolio
Small Cap Growth Portfolio

American Century VP
Balanced Fund
International Fund
Value Fund

Dreyfus Variable Investment
Developing Leaders Portfolio

DWS Variable Series I
Bond VIP
Capital Growth VIP

DWS Variable Series II
Blue Chip VIP
Dreman High Return
    Equity VIP
Global Thematic VIP
Government & Agency
    Securities VIP
High Income VIP
Strategic Income VIP
Technology VIP

DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio
Equity-Income Portfolio
Index 500 Portfolio
Investment Grade Bond
    Portfolio Mid Cap Portfolio
Money Market Portfolio
Overseas Portfolio
Value Leaders Portfolio
Value Strategies Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Franklin Templeton
Developing Markets
    Securities Fund
Foreign Securities Fund
Franklin Large Cap Value
    Securities Fund
Franklin Small Cap Value
    Securities Fund
Franklin Strategic Income
    Securities Fund
Mutual Discovery
    Securities Fund
Templeton Global Asset
    Allocation Fund
Templeton Global Income
    Securities Fund

Janus Aspen Series
Worldwide Growth Portfolio —
    Institutional Shares
Large Cap Growth Portfolio —
    Institutional Shares
International Growth Portfolio
    — Institutional Shares
Mid Cap Growth Portfolio —
    Service Shares

A51

Note 1: General (Continued)

JPMorgan
Bond Portfolio
U.S. Large Cap Core Equity
    Portfolio
International Equity Portfolio
Small Company Portfolio
Insurance Trust Intrepid
    Mid Cap Portfolio

Lazard Retirement Series
Small-Cap Portfolio

MFS Variable Insurance Trust
Research Series
Strategic Income Series
Research Bond Series

Neuberger Berman
Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Socially Responsive Portfolio

PIMCO Variable
Insurance Trust
All Asset Portfolio
Global Bond Portfolio
Long-term U.S. Government
    Portfolio
Low Duration Portfolio
Real Return Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio

Universal Institutional Funds
Core Plus Fixed Income
    Portfolio
Emerging Markets Equity
    Portfolio
U.S. Mid-Cap Value Portfolio
Value Portfolio

Van Eck Global Worldwide
Insurance Trust
Absolute Return Fund
Emerging Markets Fund
Hard Assets Fund
Real Estate Fund

On May 1, 2007, AIM V.I. Small Cap Growth Fund had a tax free exchange into AIM V.I. Small Cap Equity Fund

Retired Portfolio	Existing Portfolio	Assets Moved
AIM V.I. Small Cap Growth Fund	AIM V.I. Small Cap Equity Fund	$11,680.52

On December 10, 2007, AllianceBernstein International Research Growth Portfolio had a tax free exchange into AllianceBernstein International Growth Portfolio.

Retired Portfolio	Existing Portfolio	Assets Moved
AllianceBernstein International Research Growth Portfolio	AllianceBernstein International Growth Portfolio	$13,197.80

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A52

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$1,170,538	$(1,400,444)
Prudential Flexible Managed Portfolio	$850,243	$(746,523)
Prudential Stock Index Portfolio	$2,382,556	$(2,333,538)
Prudential Equity Portfolio	$1,059,410	$(890,463)
Neuberger Berman AMT Short Duration Bond Portfolio	$396,721	$(248,552)
DWS High Income Portfolio	$595,208	$(422,844)
MFS — Research Series Portfolio	$1,049,605	$(985,074)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,702,039	$(1,659,699)
Franklin Templeton Foreign Securities Fund	$1,080,953	$(660,826)
Franklin Templeton Developing Markets Securities Fund	$886,738	$(539,997)
Prudential Diversified Bond Portfolio	$107,584	$(58,240)
Prudential High Yield Bond Portfolio	$11,865	$(76,502)
Prudential Value Portfolio	$58,570	$(45,240)
Prudential Jennison Portfolio	$524,870	$(307,593)
Prudential Global Portfolio	$25,145	$(60,663)
American Century VP Balanced Portfolio	$8,336	$(23,025)
American Century VP International Portfolio	$4,982	$(3,921)
American Century VP Value Fund	$13,900	$(15,166)
JP Morgan Bond Portfolio	$11,741	$(2,804)
JP Morgan U.S. Large Cap Core Equity Portfolio	$5,016	$(3,861)
JP Morgan International Equity Portfolio	$717	$(4,875)
JP Morgan Small Company Portfolio	$1,438	$(8,781)
T.Rowe Price Mid-Cap Growth Portfolio	$818,282	$(472,189)
T.Rowe Price New America Growth Portfolio	$35,013	$(20,498)
Prudential Small Capitalization Stock Portfolio	$4,617	$(43,868)
MFS Research Bond Series Portfolio	$5,177	$(62,019)
T.Rowe Price Equity Income Portfolio	$1,520,043	$(761,984)
Neuberger Berman AMT Partners Portfolio	$13,700	$(2,276)
Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares	$3,950	$(32,816)

A53

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
MFS Strategic Income Series Portfolio	$4,077	$(11,759)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	$31,107	$(59,582)
Janus Aspen International Growth Portfolio — Institutional Shares	$48,696	$(58,283)
Lazard Retirement Series Small Cap Portfolio	$21,461	$(13,316)
Janus Aspen Mid Cap Growth Portfolio — Service Shares	$854,952	$(437,060)
AllianceBernstein Real Estate Investment Portfolio	$18,265	$(7,051)
Scudder Government Securities Portfolio	$13,106	$(4,883)
Prudential Conservative Balanced Portfolio	$362,014	$(132,726)
DWS Bond VIP	$10,000	$0
AIM V.I. Core Equity Fund	$10,000	$0
Van Eck Worldwide Emerging Markets Fund	$10,000	$0
Fidelity VIP Equity-Income Portfolio	$10,000	$0
UIF Core Plus Fixed Income Portfolio	$10,000	$0
SP PIMCO High Yield Portfolio	$10,000	$0
DWS Strategic Income VIP	$10,000	$0
PIMCO Long-Term U.S Portfolio	$10,000	$0
PIMCO Real Return Portfolio	$10,000	$0
DWS Global Thematic VIP	$10,000	$0
DWS Capital Growth VIP	$10,000	$0
PIMCO All Asset Portfolio	$10,000	$0
Franklin Templeton Mutual Discovery Securities Fund	$10,000	$0
PIMCO Global Bond Portfolio	$10,000	$0
UIF U.S. Mid Cap Value Portfolio	$10,000	$0
PIMCO Total Return Portfolio	$10,000	$0
Fidelity VIP Investment Grade Bond Portfolio	$10,000	$0
Fidelity VIP Overseas Portfolio	$10,000	$0
AllianceBernstein VPS International Research Growth Portfolio	$10,000	$(11,528)
AllianceBernstein VPS International Growth Portfolio	$11,528	$0
UIF Value Portfolio	$10,000	$0
AllianceBernstein VPS International Value Portfolio	$10,000	$0
Fidelity VIP Freedom 2015 Portfolio	$10,000	$0
Prudential SP Strategic Partners Focused Growth Portfolio	$10,000	$0
UIF Emerging Markets Equity Portfolio	$10,000	$0
AIM V.I. International Growth Fund	$10,000	$0
Franklin Templeton Large Cap Value Securities Fund	$10,000	$0
Franklin Templeton Global Income Securities Fund	$10,000	$0
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$10,000	$0

A54

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
Neuberger Berman AMT Mid-Cap Growth Portfolio	$10,000	$0
Fidelity VIP Mid Cap Portfolio	$10,000	$0
Franklin Strategic Income Securities Fund	$10,000	$0
Fidelity VIP Value Strategies Portfolio	$10,000	$0
Prudential SP Balanced Asset Allocation Portfolio	$10,000	$0
Prudential SP Conservative Asset Allocation Portfolio	$10,000	$0
Prudential Diversified Conservative Growth Portfolio	$10,000	$0
Fidelity VIP Money Market Portfolio	$10,000	$0
DWS Blue Chip VIP	$10,000	$0
Neuberger Berman AMT Socially Responsive Portfolio	$10,000	$0
Prudential SP Aggressive Growth Asset Allocation Portfolio	$10,000	$0
Prudential SP Growth Asset Allocation Portfolio	$10,000	$0
Fidelity VIP Freedom 2025 Portfolio	$10,000	$0
Fidelity VIP Contrafund Portfolio	$10,000	$0
Prudential Natural Resources Portfolio	$10,000	$0
Van Eck Worldwide Hard Assets Fund	$10,000	$0
Van Eck Worldwide Real Estate Fund	$10,000	$0
Fidelity VIP Freedom 2020 Portfolio	$10,000	$0
Fidelity VIP Index 500 Portfolio	$10,000	$0
PIMCO Low Duration Portfolio	$10,000	$0
PIMCO Short-Term Portfolio	$10,000	$0
DWS Dreman High Return Equity VIP	$10,000	$0
DWS Small Cap Index VIP	$10,000	$0
Franklin Templeton Global Asset Allocation Fund	$10,000	$0
Royce Micro-Cap Portfolio	$10,000	$0
Royce Small-Cap Portfolio	$10,000	$0
AllianceBernstein VPS Small Cap Growth Portfolio	$10,000	$0
AIM V.I. Small Cap Growth Fund	$10,000	$(10,182)
AIM V.I. Small Cap Equity Fund	$10,182	$0
Franklin Templeton Small Cap Value Securities Fund	$10,000	$0
Van Eck Worldwide Absolute Return Fund	$10,000	$0
Fidelity VIP Freedom 2030 Portfolio	$10,000	$0
DWS Technology VIP	$10,000	$0
AIM V.I. Utilities Fund	$10,000	$0
Fidelity VIP Value Leaders Portfolio	$10,000	$0

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

A55

Note 5:Related Party Transactions (Continued)

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6:	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were as follows:

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2007	324	$13.32	to	$13.32	$4,315	4.94%	0.45%		4.63%	to	4.63%
December 31, 2006	341	$12.73	to	$12.73	$4,339	4.65%	0.45%		4.26%	to	4.26%
December 31, 2005	310	$12.21	to	$12.21	$3,781	2.86%	0.45%		2.44%	to	2.44%
December 31, 2004	309	$11.92	to	$11.92	$3,682	1.01%	0.45%		0.59%	to	0.59%
December 31, 2003	350	$11.85	to	$11.85	$4,150	0.84%	0.45%		0.34%	to	0.34%
	Prudential Flexible Managed Portfolio
December 31, 2007	260	$14.69	to	$14.69	$3,824	2.46%	0.45%		5.91%	to	5.91%
December 31, 2006	252	$13.87	to	$13.87	$3,497	1.94%	0.45%		11.67%	to	11.67%
December 31, 2005	233	$12.42	to	$12.42	$2,891	1.97%	0.45%		3.69%	to	3.69%
December 31, 2004	226	$11.98	to	$11.98	$2,707	1.43%	0.45%		10.21%	to	10.21%
December 31, 2003	209	$10.87	to	$10.87	$2,269	2.00%	0.45%		23.24%	to	23.24%
	Prudential Stock Index Portfolio
December 31, 2007	1,096	$14.27	to	$14.27	$15,632	1.65%	0.45%		4.70%	to	4.70%
December 31, 2006	1,088	$13.63	to	$13.63	$14,829	1.67%	0.45%		15.02%	to	15.02%
December 31, 2005	1,098	$11.85	to	$11.85	$13,016	1.56%	0.45%		4.07%	to	4.07%
December 31, 2004	1,084	$11.39	to	$11.39	$12,348	1.71%	0.45%		9.94%	to	9.94%
December 31, 2003	1,042	$10.36	to	$10.36	$10,789	1.25%	0.45%		27.74%	to	27.74%
	Prudential Equity Portfolio
December 31, 2007	370	$1.10	to	$15.32	$5,525	1.11%	0.45	%****	8.81%	to	10.00%
December 31, 2006	348	$14.08	to	$14.08	$4,898	1.13%	0.45%		12.10%	to	12.10%
December 31, 2005	341	$12.56	to	$12.56	$4,282	1.02%	0.45%		10.98%	to	10.98%
December 31, 2004	342	$11.32	to	$11.32	$3,876	1.35%	0.45%		9.48%	to	9.48%
December 31, 2003	322	$10.34	to	$10.34	$3,330	0.79%	0.45%		31.05%	to	31.05%

A56

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest
	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2007	97	$13.80	to	$13.80	$1,344	2.90%	0.45%		4.31%	to	4.31%
December 31, 2006	86	$13.23	to	$13.23	$1,138	3.30%	0.45%		3.76%	to	3.76%
December 31, 2005	77	$12.75	to	$12.75	$981	2.69%	0.45%		0.99%	to	0.99%
December 31, 2004	74	$12.63	to	$12.63	$938	3.89%	0.45%		0.40%	to	0.40%
December 31, 2003	68	$12.58	to	$12.58	$857	4.63%	0.45%		1.94%	to	1.94%
	DWS High Income Portfolio
December 31, 2007	163	$14.30	to	$14.30	$2,336	7.90%	0.45%		0.49%	to	0.49%
December 31, 2006	151	$14.23	to	$14.23	$2,146	7.63%	0.45%		9.97%	to	9.97%
December 31, 2005	138	$12.94	to	$12.94	$1,791	9.74%	0.45%		3.42%	to	3.42%
December 31, 2004	133	$12.51	to	$12.51	$1,668	7.19%	0.45%		11.90%	to	11.90%
December 31, 2003	131	$11.18	to	$11.18	$1,464	8.19%	0.45%		24.08%	to	24.08%
	MFS — Research Series Portfolio
December 31, 2007	447	$13.91	to	$13.91	$6,219	0.69%	0.45%		12.72%	to	12.72%
December 31, 2006	441	$12.34	to	$12.34	$5,438	0.51%	0.45%		9.98%	to	9.98%
December 31, 2005	436	$11.22	to	$11.22	$4,894	0.48%	0.45%		7.32%	to	7.32%
December 31, 2004	429	$10.46	to	$10.46	$4,484	1.09%	0.45%		15.45%	to	15.45%
December 31, 2003	430	$9.06	to	$9.06	$3,898	0.70%	0.45%		24.11%	to	24.11%
	Dreyfus Variable Investment Developing Leaders Portfolio
December 31, 2007	528	$14.67	to	$14.67	$7,751	0.76%	0.45%		(11.47%)	to	(11.47%)
December 31, 2006	523	$16.57	to	$16.57	$8,665	0.41%	0.45%		3.30%	to	3.30%
December 31, 2005	512	$16.04	to	$16.04	$8,213	0.00%	0.45%		5.33%	to	5.33%
December 31, 2004	502	$15.23	to	$15.23	$7,642	0.21%	0.45%		10.84%	to	10.84%
December 31, 2003	484	$13.74	to	$13.74	$6,655	0.03%	0.45%		31.11%	to	31.11%
	Franklin Templeton Foreign Securities Fund
December 31, 2007	260	$18.05	to	$18.05	$4,700	1.96%	0.45%		14.97%	to	14.97%
December 31, 2006	235	$15.70	to	$15.70	$3,683	1.24%	0.45%		20.86%	to	20.86%
December 31, 2005	219	$12.99	to	$12.99	$2,847	1.16%	0.45%		9.68%	to	9.68%
December 31, 2004	210	$11.84	to	$11.84	$2,484	1.05%	0.45%		18.05%	to	18.05%
December 31, 2003	199	$10.03	to	$10.03	$1,995	1.69%	0.45%		31.63%	to	31.63%
	Franklin Templeton Developing Markets Securities Fund
December 31, 2007	94	$37.72	to	$37.72	$3,560	2.31%	0.45%		28.21%	to	28.21%
December 31, 2006	84	$29.42	to	$29.42	$2,460	1.10%	0.45%		27.52%	to	27.52%
December 31, 2005	74	$23.07	to	$23.07	$1,709	1.29%	0.45%		26.88%	to	26.88%
December 31, 2004	69	$18.18	to	$18.18	$1,254	1.79%	0.45%		24.18%	to	24.18%
December 31, 2003	65	$14.64	to	$14.64	$945	1.15%	0.45%		52.34%	to	52.34%
	Prudential Diversified Bond Portfolio
December 31, 2007	53	$1.04	to	$15.58	$685	5.10%	0.45	%****	4.00%	to	5.20%
December 31, 2006	41	$14.81	to	$14.81	$600	4.87%	0.45%		4.52%	to	4.52%
December 31, 2005	45	$14.17	to	$14.17	$639	5.52%	0.45%		2.82%	to	2.82%
December 31, 2004	45	$13.78	to	$13.78	$615	4.46%	0.45%		5.11%	to	5.11%
December 31, 2003	47	$13.11	to	$13.11	$613	4.10%	0.45%		7.02%	to	7.02%
	Prudential High Yield Bond Portfolio
December 31, 2007	43	$1.00	to	$14.89	$498	7.04%	0.45	%****	0.00%	to	2.20%
December 31, 2006	38	$14.57	to	$14.57	$549	7.85%	0.45%		9.79%	to	9.79%
December 31, 2005	38	$13.28	to	$13.28	$510	6.85%	0.45%		2.95%	to	2.95%
December 31, 2004	41	$12.90	to	$12.90	$527	7.35%	0.45%		9.79%	to	9.79%
December 31, 2003	43	$11.75	to	$11.75	$501	8.21%	0.45%		24.60%	to	24.60%

A57

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest
	Prudential Value Portfolio
December 31, 2007	27	$1.04	to	$20.40	$348	1.42%	0.45	%****	2.72%	to	4.00%
December 31, 2006	16	$19.86	to	$19.86	$323	1.51%	0.45%		19.42%	to	19.42%
December 31, 2005	14	$16.63	to	$16.63	$240	1.42%	0.45%		16.15%	to	16.15%
December 31, 2004	14	$14.32	to	$14.32	$206	1.30%	0.45%		15.86%	to	15.86%
December 31, 2003	20	$12.36	to	$12.36	$246	1.73%	0.45%		27.42%	to	27.42%
	Prudential Jennison Portfolio
December 31, 2007	158	$11.12	to	$11.12	$1,755	0.32%	0.45%		11.53%	to	11.53%
December 31, 2006	137	$9.97	to	$9.97	$1,362	0.32%	0.45%		1.32%	to	1.32%
December 31, 2005	117	$9.84	to	$9.84	$1,152	0.11%	0.45%		14.05%	to	14.05%
December 31, 2004	114	$8.63	to	$8.63	$980	0.43%	0.45%		9.10%	to	9.10%
December 31, 2003	139	$7.91	to	$7.91	$1,099	0.11%	0.45%		29.67%	to	29.67%
	Prudential Global Portfolio
December 31, 2007	36	$1.10	to	$15.80	$422	1.07%	0.45	%****	10.00%	to	10.03%
December 31, 2006	29	$14.36	to	$14.36	$415	0.63%	0.45%		19.07%	to	19.07%
December 31, 2005	29	$12.06	to	$12.06	$351	0.59%	0.45%		15.55%	to	15.55%
December 31, 2004	30	$10.43	to	$10.43	$312	0.98%	0.45%		9.10%	to	9.10%
December 31, 2003	31	$9.56	to	$9.56	$300	0.43%	0.45%		33.52%	to	33.52%
	American Century VP Balanced Portfolio
December 31, 2007	12	$14.02	to	$14.02	$161	2.11%	0.45%		4.47%	to	4.47%
December 31, 2006	13	$13.42	to	$13.42	$168	1.88%	0.45%		9.11%	to	9.11%
December 31, 2005	12	$12.30	to	$12.30	$151	1.82%	0.45%		4.47%	to	4.47%
December 31, 2004	13	$11.77	to	$11.77	$151	1.59%	0.45%		9.29%	to	9.29%
December 31, 2003	12	$10.77	to	$10.77	$132	2.57%	0.45%		18.48%	to	18.48%
	American Century VP International Portfolio
December 31, 2007	6	$16.57	to	$16.57	$98	0.66%	0.45%		17.60%	to	17.60%
December 31, 2006	6	$14.09	to	$14.09	$82	1.53%	0.45%		24.47%	to	24.47%
December 31, 2005	5	$11.32	to	$11.32	$61	1.18%	0.45%		12.76%	to	12.76%
December 31, 2004	6	$10.04	to	$10.04	$57	0.53%	0.45%		14.35%	to	14.35%
December 31, 2003	5	$8.78	to	$8.78	$47	0.72%	0.45%		24.01%	to	24.01%
	American Century VP Value Fund
December 31, 2007	24	$19.77	to	$19.77	$483	1.55%	0.45%		(5.54%)	to	(5.54%)
December 31, 2006	24	$20.93	to	$20.93	$511	1.33%	0.45%		18.12%	to	18.12%
December 31, 2005	24	$17.72	to	$17.72	$431	0.85%	0.45%		4.56%	to	4.56%
December 31, 2004	24	$16.95	to	$16.95	$404	1.13%	0.45%		13.83%	to	13.83%
December 31, 2003	51	$14.89	to	$14.89	$760	1.25%	0.45%		28.36%	to	28.36%
	JP Morgan Bond Portfolio
December 31, 2007	13	$0.99	to	$14.35	$49	7.30%	0.45	%****	(1.00%)	to	0.84%
December 31, 2006	3	$14.23	to	$14.23	$40	4.38%	0.45%		3.72%	to	3.72%
December 31, 2005	4	$13.72	to	$13.72	$62	3.37%	0.45%		2.35%	to	2.35%
December 31, 2004	5	$13.41	to	$13.41	$62	3.42%	0.45%		3.87%	to	3.87%
December 31, 2003	4	$12.91	to	$12.91	$56	3.05%	0.45%		3.20%	to	3.20%

A58

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest
	JP Morgan U.S. Large Cap Core Equity Portfolio
December 31, 2007	9	$11.17	to	$11.17	$104	1.08%	0.45%	1.18%	to	1.18%
December 31, 2006	9	$11.04	to	$11.04	$101	0.96%	0.45%	16.09%	to	16.09%
December 31, 2005	9	$9.51	to	$9.51	$83	1.22%	0.45%	0.90%	to	0.90%
December 31, 2004	8	$9.43	to	$9.43	$80	0.75%	0.45%	9.02%	to	9.02%
December 31, 2003	8	$8.65	to	$8.65	$67	0.75%	0.45%	27.58%	to	27.58%
	JP Morgan International Equity Portfolio
December 31, 2007	3	$16.38	to	$16.38	$46	1.00%	0.45%	8.84%	to	8.84%
December 31, 2006	3	$15.05	to	$15.05	$46	0.70%	0.45%	21.47%	to	21.47%
December 31, 2005	1	$12.39	to	$12.39	$14	0.83%	0.45%	10.20%	to	10.20%
December 31, 2004	1	$11.24	to	$11.24	$13	0.56%	0.45%	17.82%	to	17.82%
December 31, 2003	1	$9.54	to	$9.54	$11	0.91%	0.45%	31.95%	to	31.95%
	JP Morgan Small Company Portfolio
December 31, 2007	2	$16.80	to	$16.80	$33	0.01%	0.45%	(6.09%)	to	(6.09%)
December 31, 2006	2	$17.89	to	$17.89	$42	0.00%	0.45%	14.46%	to	14.46%
December 31, 2005	2	$15.63	to	$15.63	$36	0.00%	0.45%	2.95%	to	2.95%
December 31, 2004	2	$15.18	to	$15.18	$34	0.00%	0.45%	26.61%	to	26.61%
December 31, 2003	2	$11.99	to	$11.99	$28	0.00%	0.45%	35.48%	to	35.48%
	T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2007	84	$24.09	to	$24.09	$2,028	0.25%	0.45%	17.00%	to	17.00%
December 31, 2006	69	$20.59	to	$20.59	$1,418	0.00%	0.45%	6.19%	to	6.19%
December 31, 2005	52	$19.39	to	$19.39	$1,003	0.00%	0.45%	14.23%	to	14.23%
December 31, 2004	36	$16.98	to	$16.98	$619	0.00%	0.45%	17.83%	to	17.83%
December 31, 2003	27	$14.41	to	$14.41	$387	0.00%	0.45%	37.76%	to	37.76%
	T. Rowe Price New America Growth Portfolio
December 31, 2007	17	$11.70	to	$11.70	$201	0.00%	0.45%	13.26%	to	13.26%
December 31, 2006	16	$10.33	to	$10.33	$162	0.05%	0.45%	6.94%	to	6.94%
December 31, 2005	15	$9.66	to	$9.66	$147	0.00%	0.45%	4.01%	to	4.01%
December 31, 2004	14	$9.29	to	$9.29	$132	0.05%	0.45%	10.33%	to	10.33%
December 31, 2003	19	$8.42	to	$8.42	$159	0.00%	0.45%	34.72%	to	34.72%
	Prudential Small Capitalization Stock Portfolio
December 31, 2007	20	$24.28	to	$24.28	$489	0.59%	0.45%	(0.98%)	to	(0.98%)
December 31, 2006	22	$24.52	to	$24.52	$530	0.54%	0.45%	14.15%	to	14.15%
December 31, 2005	26	$21.48	to	$21.48	$566	0.61%	0.45%	6.78%	to	6.78%
December 31, 2004	27	$20.12	to	$20.12	$546	0.57%	0.45%	21.57%	to	21.57%
December 31, 2003	32	$16.55	to	$16.55	$532	0.23%	0.45%	37.69%	to	37.69%
	MFS Research Bond Series Portfolio
December 31, 2007	18	$15.47	to	$15.47	$279	3.13%	0.45%	3.76%	to	3.76%
December 31, 2006	22	$14.91	to	$14.91	$324	4.18%	0.45%	3.61%	to	3.61%
December 31, 2005	22	$14.39	to	$14.39	$315	5.12%	0.45%	1.06%	to	1.06%
December 31, 2004	22	$14.24	to	$14.24	$316	5.76%	0.45%	5.56%	to	5.56%
December 31, 2003	34	$13.49	to	$13.49	$453	3.92%	0.45%	8.88%	to	8.88%
	T. Rowe Price Equity Income Portfolio
December 31, 2007	270	$17.30	to	$17.30	$4,676	1.76%	0.45%	2.85%	to	2.85%
December 31, 2006	226	$16.82	to	$16.82	$3,802	1.62%	0.45%	18.45%	to	18.45%
December 31, 2005	196	$14.20	to	$14.20	$2,785	1.60%	0.45%	3.46%	to	3.46%
December 31, 2004	171	$13.73	to	$13.73	$2,349	1.65%	0.45%	14.42%	to	14.42%
December 31, 2003	134	$12.00	to	$12.00	$1,607	1.71%	0.45%	25.00%	to	25.00%

A59

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest
	Neuberger Berman AMT Partners Portfolio
December 31, 2007	12	$1.06	to	$16.91	$46	0.66%	0.45	%****	6.00%	to	8.82%
December 31, 2006	2	$15.54	to	$15.54	$31	0.84%	0.45%		11.80%	to	11.80%
December 31, 2005	2	$13.90	to	$13.90	$21	1.36%	0.45%		17.53%	to	17.53%
December 31, 2004	1	$11.83	to	$11.83	$6	0.00%	0.45%		18.42%	to	18.42%
December 31, 2003	4	$9.99	to	$9.99	$39	0.00%	0.45%		35.37%	to	35.37%
	Janus Aspen Series Worldwide Growth Portfolio—Institutional Shares
December 31, 2007	71	$12.64	to	$12.64	$894	0.76%	0.45%		9.15%	to	9.15%
December 31, 2006	73	$11.58	to	$11.58	$841	1.78%	0.45%		17.68%	to	17.68%
December 31, 2005	74	$9.84	to	$9.84	$727	1.40%	0.45%		5.39%	to	5.39%
December 31, 2004	83	$9.33	to	$9.33	$773	0.96%	0.45%		4.25%	to	4.25%
December 31, 2003	120	$8.95	to	$8.95	$1,076	1.11%	0.45%		23.45%	to	23.45%
	MFS Strategic Income Series Portfolio
December 31, 2007	6	$15.58	to	$15.58	$88	5.05%	0.45%		3.18%	to	3.18%
December 31, 2006	6	$15.10	to	$15.10	$92	5.23%	0.45%		6.26%	to	6.26%
December 31, 2005	6	$14.21	to	$14.21	$85	6.68%	0.45%		1.43%	to	1.43%
December 31, 2004	0	$14.01	to	$14.01	$91	6.50%	0.45%		7.19%	to	7.19%
December 31, 2003	5	$13.07	to	$13.07	$65	6.43%	0.45%		9.92%	to	9.92%
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares
December 31, 2007	12	$11.67	to	$11.67	$144	0.72%	0.45%		14.52%	to	14.52%
December 31, 2006	15	$10.19	to	$10.19	$149	0.49%	0.45%		10.88%	to	10.88%
December 31, 2005	16	$9.19	to	$9.19	$143	0.34%	0.45%		3.82%	to	3.82%
December 31, 2004	17	$8.85	to	$8.85	$151	0.11%	0.45%		4.12%	to	4.12%
December 31, 2003	32	$8.50	to	$8.50	$275	0.10%	0.45%		31.17%	to	31.17%
	Janus Aspen International Growth Portfolio — Institutional Shares
December 31, 2007	9	$27.57	to	$27.57	$257	0.64%	0.45%		27.76%	to	27.76%
December 31, 2006	9	$21.58	to	$21.58	$205	2.06%	0.45%		46.40%	to	46.40%
December 31, 2005	8	$14.74	to	$14.74	$117	1.20%	0.45%		31.72%	to	31.72%
December 31, 2004	9	$11.19	to	$11.19	$99	0.86%	0.45%		18.41%	to	18.41%
December 31, 2003	10	$9.45	to	$9.45	$92	1.26%	0.45%		34.23%	to	34.23%
	Lazard Retirement Series Small Cap Portfolio
December 31, 2007	4	$15.39	to	$15.39	$62	0.00%	0.45%		(7.62%)	to	(7.62%)
December 31, 2006	4	$16.66	to	$16.66	$59	0.00%	0.45%		15.61%	to	15.61%
December 31, 2005	3	$14.41	to	$14.41	$43	0.00%	0.45%		3.54%	to	3.54%
December 31, 2004	4	$13.92	to	$13.92	$49	0.00%	0.45%		14.38%	to	14.38%
December 31, 2003	3	$12.17	to	$12.17	$41	0.00%	0.45%		36.43%	to	36.43%
	Janus Aspen Mid Cap Growth Portfolio — Service Shares
December 31, 2007	176	$13.84	to	$13.84	$2,436	0.23%	0.45%		21.51%	to	21.51%
December 31, 2006	143	$11.39	to	$11.39	$1,624	0.00%	0.45%		13.11%	to	13.11%
December 31, 2005	113	$10.07	to	$10.07	$1,142	0.00%	0.45%		11.81%	to	11.81%
December 31, 2004	98	$9.01	to	$9.01	$882	0.00%	0.45%		20.29%	to	20.29%
December 31, 2003	84	$7.49	to	$7.49	$629	0.00%	0.45%		34.47%	to	34.47%

A60

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest – Highest
	AllianceBernstein Real Estate Investment Portfolio
December 31, 2007	13	$0.81	to	$24.50	$78	1.37%	0.45	%****	(19.00%)	to	(14.93%)
December 31, 2006	3	$28.80	to	$28.80	$80	1.97%	0.45%		34.64%	to	34.64%
December 31, 2005	3	$21.39	to	$21.39	$59	3.29%	0.45%		11.17%	to	11.17%
December 31, 2004	3	$19.24	to	$19.24	$57	2.28%	0.45%		35.11%	to	35.11%
December 31, 2003	3	$14.24	to	$14.24	$41	2.95%	0.45%		38.66%	to	38.66%
	Scudder Government Securities Portfolio
December 31, 2007	11	$1.04	to	$12.51	$20	4.92%	0.45	%****	4.00%	to	5.48%
December 31, 2006	1	$11.86	to	$11.86	$11	3.66%	0.45%		3.67%	to	3.67%
December 31, 2005	1	$11.44	to	$11.44	$9	4.33%	0.45%		2.12%	to	2.12%
December 31, 2004	1	$11.20	to	$11.20	$8	2.64%	0.45%		3.23%	to	3.23%
December 31, 2003	1	$10.85	to	$10.85	$8	2.52%	0.45%		1.88%	to	1.88%
	Prudential Conservative Balanced Portfolio (became available January 01, 2004)
December 31, 2007	47	$12.83	to	$12.83	$601	3.73%	0.45%		5.60%	to	5.60%
December 31, 2006	29	$12.15	to	$12.15	$348	2.43%	0.45%		9.95%	to	9.95%
December 31, 2005	21	$11.05	to	$11.05	$228	2.24%	0.45%		2.97%	to	2.97%
December 31, 2004	14	$10.73	to	$10.73	$155	2.02%	0.45%		7.30%	to	7.30%
	DWS Bond VIP (became available March 26, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	4.68%	0.00%		2.00%	to	2.00%
	AIM V.I. Core Equity Fund (became available March 26, 2007)
December 31, 2007	10	$1.05	to	$1.05	$11	1.12%	0.00%		5.00%	to	5.00%
	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)
December 31, 2007	10	$1.27	to	$1.27	$13	0.00%	0.00%		27.00%	to	27.00%
	Fidelity VIP Equity-Income Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.96	to	$0.96	$10	1.91%	0.00%		(4.00%)	to	(4.00%)
	UIF Core Plus Fixed Income Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	4.04%	0.00%		3.00%	to	3.00%
	SP PIMCO High Yield Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	5.46%	0.00%		2.00%	to	2.00%
	DWS Strategic Income VIP (became available March 26, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	5.97%	0.00%		4.00%	to	4.00%
	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	3.63%	0.00%		9.00%	to	9.00%
	PIMCO Real Return Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	3.58%	0.00%		9.00%	to	9.00%
	DWS Global Thematic VIP (became available March 26, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.60%	0.00%		2.00%	to	2.00%
	DWS Capital Growth VIP (became available March 26, 2007)
December 31, 2007	10	$1.10	to	$1.10	$11	0.59%	0.00%		10.00%	to	10.00%
	PIMCO All Asset Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	6.96%	0.00%		6.00%	to	6.00%
	Franklin Templeton Mutual Discovery Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.07	to	$1.07	$11	1.41%	0.00%		7.00%	to	7.00%

A61

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest
	PIMCO Global Bond Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.58%	0.00%	9.00%	to	9.00%
	UIF U.S. Mid Cap Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.01	to	$1.01	$10	0.71%	0.00%	1.00%	to	1.00%
	PIMCO Total Return Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	3.71%	0.00%	8.00%	to	8.00%
	Fidelity VIP Investment Grade Bond Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.09%	0.00%	2.00%	to	2.00%
	Fidelity VIP Overseas Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.07	to	$1.07	$11	1.98%	0.00%	7.00%	to	7.00%
	AllianceBernstein VPS International Research Growth Portfolio (became available April 24, 2007 and became unavailable December 10, 2007)
December 31, 2007	0	$1.16	to	$1.16	$0	1.55%	0.00%	16.00%	to	16.00%
	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)
December 31, 2007	10	$1.12	to	$1.12	$11	0.00%	0.00%	(4.00%)	to	(4.00%)
	UIF Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.92	to	$0.92	$9	2.08%	0.00%	(8.00%)	to	(8.00%)
	AllianceBernstein VPS International Value Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.00	to	$1.00	$10	1.27%	0.00%	0.00%	to	0.00%
	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.65%	0.00%	4.00%	to	4.00%
	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.16	to	$1.16	$12	0.00%	0.00%	16.00%	to	16.00%
	UIF Emerging Markets Equity Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.29	to	$1.29	$13	0.46%	0.00%	29.00%	to	29.00%
	AIM V.I. International Growth Fund (became available March 26, 2007)
December 31, 2007	10	$1.11	to	$1.11	$11	0.41%	0.00%	11.00%	to	11.00%
	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)
December 31, 2007	10	$0.99	to	$0.99	$10	1.59%	0.00%	(1.00%)	to	(1.00%)
	Franklin Templeton Global Income Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.76%	0.00%	9.00%	to	9.00%
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.94	to	$0.94	$9	0.00%	0.00%	(6.00%)	to	(6.00%)
	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%
	Fidelity VIP Mid Cap Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	0.39%	0.00%	8.00%	to	8.00%
	Franklin Strategic Income Securities Fund (became available March 26, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	5.03%	0.00%	4.00%	to	4.00%
	Fidelity VIP Value Strategies Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.94	to	$0.94	$9	0.46%	0.00%	(6.00%)	to	(6.00%)
	Prudential SP Balanced Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	2.99%	0.00%	9.00%	to	9.00%
	Prudential SP Conservative Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	3.02%	0.00%	8.00%	to	8.00%

A62

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest
	Prudential Diversified Conservative Growth Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	3.39%	0.00%	5.00%	to	5.00%
	Fidelity VIP Money Market Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	3.79%	0.00%	3.00%	to	3.00%
	DWS Blue Chip VIP (became available March 26, 2007)
December 31, 2007	10	$1.01	to	$1.01	$10	1.03%	0.00%	1.00%	to	1.00%
	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	0.09%	0.00%	5.00%	to	5.00%
	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	0.92%	0.00%	9.00%	to	9.00%
	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.09	to	$1.09	$11	1.47%	0.00%	9.00%	to	9.00%
	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.21%	0.00%	4.00%	to	4.00%
	Fidelity VIP Contrafund Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.12	to	$1.12	$11	0.93%	0.00%	12.00%	to	12.00%
	Prudential Natural Resources Portfolio (became available March 19, 2007)
December 31, 2007	10	$1.46	to	$1.46	$15	0.60%	0.00%	46.00%	to	46.00%
	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)
December 31, 2007	10	$1.31	to	$1.31	$13	0.00%	0.00%	31.00%	to	31.00%
	Van Eck Worldwide Real Estate Fund (became available April 9, 2007)
December 31, 2007	10	$0.93	to	$0.93	$9	0.00%	0.00%	(7.00%)	to	(7.00%)
	Fidelity VIP Freedom 2020 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.04	to	$1.04	$10	2.32%	0.00%	4.00%	to	4.00%
	Fidelity VIP Index 500 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.00	to	$1.00	$10	2.09%	0.00%	0.00%	to	0.00%
	PIMCO Low Duration Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	3.64%	0.00%	6.00%	to	6.00%
	PIMCO Short-Term Portfolio (became available April 9, 2007)
December 31, 2007	10	$1.03	to	$1.03	$10	3.62%	0.00%	3.00%	to	3.00%
	DWS Dreman High Return Equity VIP (became available March 26, 2007)
December 31, 2007	10	$0.98	to	$0.98	$10	1.40%	0.00%	(2.00%)	to	(2.00%)
	DWS Small Cap Index VIP (became available March 26, 2007)
December 31, 2007	10	$0.95	to	$0.95	$10	0.86%	0.00%	(5.00%)	to	(5.00%)
	Franklin Templeton Global Asset Allocation Fund (became available March 26, 2007)
December 31, 2007	10	$1.08	to	$1.08	$11	17.12%	0.00%	8.00%	to	8.00%
	Royce Micro-Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.97	to	$0.97	$10	1.62%	0.00%	(3.00%)	to	(3.00%)
	Royce Small-Cap Portfolio (became available April 24, 2007)
December 31, 2007	10	$0.91	to	$0.91	$9	0.06%	0.00%	(9.00%)	to	(9.00%)
	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)
December 31, 2007	10	$1.06	to	$1.06	$11	0.00%	0.00%	6.00%	to	6.00%
	AIM V.I. Small Cap Growth Fund (became available March 26, 2007 and became unavailable May 1, 2007)
December 31, 2007	0	$1.02	to	$1.02	$0	0.00%	0.00%	2.00%	to	2.00%

A63

Note 6:Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest – Highest
	AIM V.I. Small Cap Equity Fund (became available May 1, 2007)
December 31, 2007	10	$1.02	to	$1.02	$10	0.04%	0.00%	(.57%)	to	(.57%)
	Franklin Templeton Small Cap Value Securities Fund (became available March 26, 2007)
December 31, 2007	10	$0.93	to	$0.93	$9	0.64%	0.00%	(7.00%)	to	(7.00%)
	Van Eck Worldwide Absolute Return Fund (became available April 9, 2007)
December 31, 2007	10	$0.99	to	$0.99	$10	0.00%	0.00%	(1.00%)	to	(1.00%)
	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)
December 31, 2007	10	$1.05	to	$1.05	$10	2.30%	0.00%	5.00%	to	5.00%
	DWS Technology VIP (became available March 26, 2007)
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%
	AIM V.I. Utilities Fund (became available March 26, 2007)
December 31, 2007	10	$1.11	to	$1.11	$11	1.91%	0.00%	11.00%	to	11.00%
	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)
December 31, 2007	10	$0.98	to	$0.98	$10	1.43%	0.00%	(2.00%)	to	(2.00%)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****This expense ratio applies to the Group Variable Universal Life.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employer or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group variable universal life contracts issued to employers or trusts established by employers to insure employees (through PruBenefit Select, each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The GVUL Contract charges are as follows:

A64

Note 6:  Financial Highlights (Continued)

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B.	Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals — Not to exceed the lesser of $20 or 2% of the amount received.

Loans — Not to exceed $20 for each loan made.

Transfers — Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges — The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance — Not to exceed $20 per statement.

C.	Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.	Transaction Fees

Premium Load — This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and gender. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

A65

Note 6:  Financial Highlights (Continued)

Surrenders and partial withdrawals — No charge.

Transfers — $25 per transfer for each transfer exceeding 12 per Coverage in any Coverage Year.

B.	Monthly Charges

Cost of Insurance — Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, gender, Underwriting Class, Extra Rating Class, if any, smoker status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality Risk and Expense Risk Charges — The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.26% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality risk and expense risk charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge — This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance — Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans — 1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

A66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life and PruBenefit Select Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2008

A67

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	B-1

Consolidated Statements of Operations	B-2

Consolidated Statements of Stockholder’s Equity	B-3

Consolidated Statements of Cash Flows	B-4

Notes to Consolidated Financial Statements	B-5

Report of Independent Auditors	B-58

INDEX

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2007 and 2006 (in millions)

	2007	2006
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2007—$114,807; 2006—$116,477)	$116,608	$119,828
Trading account assets supporting insurance liabilities, at fair value	13,273	13,114
Other trading account assets, at fair value	1,210	1,168
Equity securities, available for sale, at fair value (cost: 2007—$5,016; 2006—$4,560)	5,594	5,411
Commercial loans	24,972	22,445
Policy loans	7,831	7,601
Other long-term investments	2,988	2,680
Short-term investments and other	3,227	4,044

Total investments	175,703	176,291

Cash and cash equivalents	4,742	5,597
Accrued investment income	1,640	1,676
Reinsurance recoverables	2,842	2,590
Deferred policy acquisition costs	6,687	6,129
Other assets	7,920	7,398
Due from parent and affiliates	4,267	3,539
Separate account assets	153,871	141,702

TOTAL ASSETS	$357,672	$344,922

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$75,069	$74,063
Policyholders’ account balances	68,190	65,719
Policyholders’ dividends	3,195	3,631
Reinsurance payables	3,072	2,452
Securities sold under agreements to repurchase	10,901	11,267
Cash collateral for loaned securities	5,511	6,931
Income taxes	2,460	1,958
Short-term debt	8,036	8,106
Long-term debt	4,641	4,113
Other liabilities	4,762	5,896
Due to parent and affiliates	799	2,564
Separate account liabilities	153,871	141,702

Total liabilities	340,507	328,402

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2007 and 2006)	2	2
Additional paid-in capital	14,743	14,646
Accumulated other comprehensive income (loss)	182	(65)
Retained earnings	2,238	1,937

Total stockholder’s equity	17,165	16,520

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$357,672	$344,922

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
REVENUES
Premiums	$8,873	$8,480	$8,129
Policy charges and fee income	2,139	1,800	1,799
Net investment income	9,806	9,380	8,875
Realized investment gains, net	449	285	797
Other income	1,180	968	563

Total revenues	22,447	20,913	20,163

BENEFITS AND EXPENSES
Policyholders’ benefits	10,445	10,020	9,408
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Dividends to policyholders	2,754	2,538	2,672
General and administrative expenses	4,006	3,424	3,313

Total benefits and expenses	20,230	18,620	17,668

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,217	2,293	2,495

Income taxes:
Current	362	326	(85)
Deferred	233	245	254

Total income tax expense	595	571	169

INCOME FROM CONTINUING OPERATIONS	1,622	1,722	2,326

Income (loss) from discontinued operations, net of taxes	35	75	(6)

NET INCOME	$1,657	$1,797	$2,320

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$1,608	$18,600
Dividend to parent	—	—	(2,250)	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	(50)	(50)
Other comprehensive loss						(1,004)
Total comprehensive income						1,316
Balance, December 31, 2005	2	14,607	2,485	—	605	17,699
Dividend to parent	—	—	(2,345)	—	—	(2,345)
Capital contribution from parent	—	1	—	—	—	1
Long-term stock-based compensation program	—	38	—	—	—	38
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	—	(522)	(522)
Comprehensive income:
Net income	—	—	1,797	—	—	1,797
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	17	17
Change in net unrealized investment gains	—	—	—	—	(189)	(189)
Additional pension liability adjustment	—	—	—	—	24	24
Other comprehensive loss						(148)
Total comprehensive income						1,649
Balance, December 31, 2006	2	14,646	1,937	—	(65)	16,520
Dividend to parent	—	—	(1,297)	—	—	(1,297)
Purchase of fixed maturities from an affiliate		3	—	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	—	18
Long-term stock-based compensation program	—	76	—	—	—	76
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	—	(59)
Comprehensive income:
Net income	—	—	1,657	—	—	1,657
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	12	12
Change in net unrealized investment gains	—	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	—	508	508
Other comprehensive income	—	—	—	—	—	250
Total comprehensive income	—	—	—	—	—	1,907
Balance, December 31, 2007	$2	$14,743	$2,238	$—	$182	$17,165

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in millions)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,657	$1,797	$2,320
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(449)	(285)	(797)
Policy charges and fee income	(662)	(473)	(609)
Interest credited to policyholders’ account balances	3,025	2,638	2,275
Depreciation and amortization	51	70	166
Change in:
Deferred policy acquisition costs	(537)	(636)	(136)
Future policy benefits and other insurance liabilities	1,063	962	1,607
Trading account assets supporting insurance liabilities and other trading account assets	(219)	(340)	(973)
Income taxes	123	525	(611)
Due to/from parent and affiliates	(1,630)	1,859	(76)
Other, net	752	(227)	(610)
Cash flows from operating activities	3,174	5,890	2,556

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	81,816	83,667	71,797
Equity securities, available for sale	3,303	2,994	2,239
Commercial loans	4,371	3,714	4,010
Policy loans	778	748	786
Other long-term investments	562	960	668
Short-term investments	12,970	6,882	8,065
Payments for the purchase/origination of:
Fixed maturities, available for sale	(79,976)	(88,521)	(79,739)
Equity securities, available for sale	(3,298)	(3,034)	(2,551)
Commercial loans	(6,848)	(5,134)	(3,997)
Policy loans	(701)	(815)	(530)
Other long-term investments	(1,137)	(913)	(411)
Short-term investments	(12,179)	(7,682)	(8,070)
Acquisitions, net of cash acquired.	(100)	724	—
Due to/from parent and affiliates	(862)	(504)	(256)
Other, net	(154)	(85)	—
Cash flows used in investing activities	(1,455)	(6,999)	(7,989)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	17,871	20,323	18,659
Policyholders’ account withdrawals	(17,824)	(19,741)	(18,402)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(1,786)	575	2,680
Net change in financing arrangements (maturities of 90 days or less)	(526)	220	5,046
Proceeds from the issuance of debt (maturities longer than 90 days)	3,072	3,826	1,006
Repayments of debt (maturities longer than 90 days)	(2,104)	(1,512)	(999)
Excess tax benefits from share-based payment arrangements	40	39	—
Dividend to parent	(1,297)	(2,345)	(2,250)
Other, net	(18)	—	(9)
Cash flows from (used in) financing activities	(2,572)	1,385	5,731

Effect of foreign exchange rate changes on cash balances	(2)	(10)	(16)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(855)	266	282
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,597	5,331	5,049

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,742	$5,597	$5,331

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$158	$(171)	$489

Interest paid	$901	$628	$422

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement-related services and administration.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, valuation of investments including derivatives, future policy benefits including guarantees, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Commercial loans originated and held for investment are carried at unpaid principal balances, net of an allowance for losses. Commercial loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in an operating joint venture, is included in “Net investment income.” The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 11 for additional information about the Company’s reinsurance arrangements.

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).” DAC amortization is reflected in “General and administrative expenses.”

For traditional participating life insurance included in the Closed Block (See Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.90% at December 31, 2007 and gradually increases to 8.06% for periods after December 31, 2031, consistent with the assumptions used in funding the Closed Block. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See “New Accounting Pronouncements” for additional information.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets primarily consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), an operating joint venture. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years. The Company’s indirect investment in China Pacific Group, a Chinese insurance operation, was $633 million and $45 million as of December 31, 2007 and 2006, respectively, including unrealized market value increases, which are included in accumulated other comprehensive income, related to China Pacific Group’s initial public offering on the Shanghai Exchange in 2007. The Company recognized no after-tax equity earnings and received no dividends relating to this operating joint venture for the years ended December 31, 2007, 2006 and 2005. Other liabilities consist primarily of employee benefit liabilities and trade payables.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. See Note 7 for additional information regarding goodwill.

The Company offers various types of sales inducements. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company amortizes deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 9 for additional information regarding sales inducements.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life and health insurance products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 9. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 9.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation (“FIN”) No. 39. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company is currently assessing the impact of SFAS No. 141R on the Company’s consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. This statement is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company is currently assessing the impact of SFAS No. 160 on the Company’s consolidated financial position and results of operations.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not anticipated to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See Note 14 for the effects of this adoption as well as the related required disclosures.

SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company will adopt this guidance on December 31, 2008 and anticipates that the impact of changing from a September 30 measurement date to a December 31 measurement date will not have a material effect on the Company’s consolidated financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considered those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 15 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s consolidated financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

In June 2005, the EITF of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance was effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 did not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Real estate investments sold or held for sale (1)	$40	$97	$—
Canadian IWP and IH operations (2)	—	(10)	(31)
Healthcare operations (3)	14	29	22
Income (loss) from discontinued operations before income taxes	54	116	(9)
Income tax expense (benefit)	19	41	(3)
Income (loss) from discontinued operations, net of taxes	$35	$75	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $90 million and $42 million, respectively, at December 31, 2007, and $186 million and $101 million, respectively, at December 31, 2006.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2007, 2006 and 2005. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA will retain the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 11.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,016	$826	$248	$5,594

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,359	$503	$43	$6,819
Obligations of U.S. states and their political subdivisions	704	51	1	754
Foreign government bonds	2,291	352	3	2,640
Corporate securities	69,685	2,985	588	72,082
Asset-backed securities	20,463	67	34	20,496
Commercial mortgage-backed securities	8,233	82	50	8,265
Residential mortgage-backed securities	8,742	71	41	8,772

Total fixed maturities, available for sale	$116,477	$4,111	$760	$119,828

Equity securities, available for sale	$4,560	$937	$86	$5,411

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2007, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,085	$6,109
Due after one year through five years	19,272	19,743
Due after five years through ten years	24,056	24,641
Due after ten years	27,077	28,575
Asset-backed securities	18,667	17,647
Commercial mortgage-backed securities	9,972	10,084
Residential mortgage-backed securities	9,678	9,809

Total	$114,807	$116,608

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$72,029	$73,457	$66,368
Proceeds from maturities/repayments	8,746	10,162	5,429
Gross investment gains from sales, prepayments and maturities	715	701	827
Gross investment losses from sales and maturities	(428)	(659)	(310)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(149)	$(52)	$(44)
Writedowns for impairments of equity securities	(35)	(25)	(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2007		2006
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$554	$554	$299	$299

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	23	23	122	122
Foreign government bonds	23	23	50	49
Corporate securities	7,526	7,490	7,825	7,656
Asset-backed securities	1,266	1,207	609	604
Commercial mortgage-backed securities	2,625	2,644	2,183	2,165
Residential mortgage-backed securities	1,148	1,136	1,933	1,905
Total fixed maturities	12,611	12,523	12,722	12,501

Equity securities	227	196	351	314

Total trading account assets supporting insurance liabilities	$13,392	$13,273	$13,372	$13,114

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $139 million, $58 million and $(204) million during the years ended December 31, 2007, 2006 and 2005 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2007		2006
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$5,144	20.5%	$4,541	20.1%
Retail stores	3,787	15.1%	3,185	14.1%
Residential properties	16	0.1%	18	0.1%
Apartment complexes	4,869	19.4%	4,540	20.2%
Industrial buildings	5,952	23.8%	5,384	23.9%
Agricultural properties	2,136	8.5%	1,944	8.6%
Other	3,152	12.6%	2,930	13.0%

Total collateralized loans	25,056	100.0%	22,542	100.0%

Valuation allowance	(84)		(97)

Total net collateralized loans	$24,972		$22,445

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25%) and New York (9%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in millions)
Allowance for losses, beginning of year	$97	$94	$130
Release of allowance for losses	(13)	5	(7)
Charge-offs, net of recoveries	—	(2)	(29)

Allowance for losses, end of year	$84	$97	$94
	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2007	2006
	(in millions)
Non-performing commercial loans with allowance for losses	$—	$7
Non-performing commercial loans with no allowance for losses	19	7
Allowance for losses, end of year	—	—

Net carrying value of non-performing commercial loans	$19	$14

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $17 million, $19 million and $131 million for 2007, 2006 and 2005, respectively. Net investment income recognized on these loans totaled $1 million, $3 million and $4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2007	2006
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$642	$497
Non real estate related	1,755	1,142
Total joint ventures and limited partnerships	2,397	1,639

Real estate held through direct ownership	—	92
Other	591	949

Total other long-term investments	$2,988	$2,680

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2007	2006
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$4,551	$2,440
Investments in securities	9,643	4,371
Cash and cash equivalents	158	134
Receivables	344	134
Property and equipment	—	66
Other assets(1)	180	61

Total assets	$14,876	$7,206

Borrowed funds-third party	$1,287	$138
Borrowed funds-Prudential Insurance	—	—
Payables	307	742
Other liabilities(2)	199	428

Total liabilities	1,793	1,308
Partners’ capital	13,083	5,898

Total liabilities and partners’ capital	$14,876	$7,206

Equity in partners’ capital included above	$2,201	$1,025
Equity in limited partnership interests not included above	347	330

Carrying value	$2,548	$1,355

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007	2006	2005
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$75	$10	$192
Income from securities investments	458	374	410
Income from other	7	27	17
Interest expense-third party	(39)	(11)	(8)
Depreciation	(1)	(14)	(9)
Management fees/salary expenses	(37)	(25)	(17)
Other expenses	(81)	(57)	(221)

Net earnings	$382	$304	$364

Equity in net earnings included above	82	52	121
Equity in net earnings of limited partnership interests not included above	38	61	99

Total equity in net earnings	$120	$113	$220

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities, available for sale	$7,331	$7,054	$6,461
Equity securities, available for sale	215	200	175
Trading account assets	706	640	564
Commercial loans	1,504	1,432	1,449
Policy loans	455	437	422
Short-term investments and cash equivalents	431	440	271
Other long-term investments	254	247	296

Gross investment income	10,896	10,450	9,638
Less investment expenses	(1,090)	(1,070)	(763)

Net investment income	$9,806	$9,380	$8,875

Carrying value for non-income producing assets included in fixed maturities totaled $163 million at December 31, 2007. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2007.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in millions)
Fixed maturities	$138	$(10)	$473
Equity securities	340	198	272
Commercial loans	1	(18)	(13)
Investment real estate	1	2	—
Joint ventures and limited partnerships	78	118	(5)
Derivatives	(117)	(38)	71
Other	8	33	(1)

Realized investment gains (losses), net	$449	$285	$797

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	5,152	(163)	(1,654)	(2,302)	(364)	669
Net investment gains (losses) on investments arising during the period	(870)	—	—	—	313	(557)
Reclassification adjustment for (gains) losses included in net income	(218)	—	—	—	79	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,064	(131)	(1,343)	(1,865)	(245)	480
Net investment gains (losses) on investments arising during the period	(836)	—	—	—	280	(556)
Reclassification adjustment for (gains) losses included in net income	(485)	—	—	—	162	(323)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)
Balance, December 31, 2007	$2,740	$(104)	$(1,250)	$(1,048)	$(131)	$207

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2007	2006	2005
	(in millions)
Fixed maturities	$1,801	$3,351	$4,718
Equity securities	578	851	519
Derivatives designated as cash flow hedges(1)	(211)	(153)	(77)
Other investments	572	15	(8)

Net unrealized gains on investments	$2,740	$4,064	$5,152
(1) See Note 19 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$2,470	$37	$202	$6	$2,672	$43
Obligations of U.S. states and their political subdivisions	5	—	249	1	254	1
Foreign government bonds	155	2	28	1	183	3
Corporate securities	12,305	191	10,473	397	22,778	588
Commercial mortgage-backed securities	1,947	11	1,459	39	3,406	50
Asset-backed securities	3,100	6	1,050	29	4,150	35
Residential mortgage-backed securities	1,236	7	1,318	33	2,554	40

Total	$21,218	$254	$14,779	$506	$35,997	$760

The gross unrealized losses at December 31, 2007 and 2006 are comprised of $1,857 million and $639 million related to investment grade securities and $324 million and $121 million related to below investment grade securities, respectively. At December 31, 2007, $346 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $7 million at December 31, 2006 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. At December 31, 2006, the $506 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248
			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$1,358	$78	$117	$8	$1,475	$86

At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2006, $8 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

			2006
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$43	$3	$6	$—	$49	$3

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $353 million and $214 million at December 31, 2007 and 2006, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007 or 2006.

Variable Interest Entities

In the normal course of its activities, the Company may enter into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. In 2007, the Company sold one VIE for which it was the primary beneficiary. The table below reflects the carrying amount and balance sheet caption in which the assets of this VIE were reported. The liabilities of this VIE were included in “Other liabilities” and are also reflected in the table below. These liabilities primarily consisted of obligations under debt instruments issued by the VIE, that are non-recourse to the Company. The creditors of this VIE had recourse only to the assets of the VIE.

	At December 31,
	2007	2006
	(in millions)
Other long-term investments	$—	$61
Cash and cash equivalents	—	4
Other assets	—	4
Total assets of consolidated VIEs	$—	$69

Total liabilities of consolidated VIEs	$—	$43

In addition, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $8,535 million and $6,537 million at December 31, 2007 and 2006, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $44 million and $27 million at December 31, 2007 and 2006, respectively. These investments are reflected in “Fixed maturities, available for sale.”

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by third parties. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $908 million and $993 million at December 31, 2007 and 2006, respectively, which includes the fair value of the embedded derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2007	2006
	(in millions)
Fixed maturities available for sale	$15,829	$17,479
Trading account assets supporting insurance liabilities	527	374
Other trading account assets	483	803
Separate account assets	5,372	4,657

Total securities pledged	$22,211	$23,313

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $437 million and $474 million at December 31, 2007 and 2006, respectively, of which $437 million in 2007 and $232 million in 2006 had either been sold or repledged.

Assets of $10 million and $43 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $692 million and $697 million at December 31, 2007 and 2006, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.  Letter stock or other securities restricted as to sale amounted to $154 million and $0 million at December 31, 2007 and 2006, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$6,129	$5,462	$5,035
Capitalization of commissions, sales and issue expenses	954	854	733
Amortization	(417)	(219)	(597)
Change in unrealized investment gains and losses	27	32	176
Impact of adoption of SOP 05-1	(6)	—	—
Other (1)	—	—	115

Balance, end of year	$6,687	$6,129	$5,462

(1) 2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Balance, beginning of year	$898	$302	$327
Acquisitions	—	647	—
Amortization (1)	(173)	(95)	(70)
Interest (2)	49	44	45
Impact of adoption of SOP 05-1	(9)	—	—

Balance, end of year	$765	$898	$302

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 7 and 18 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2007 were $493 million and $272 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.48% and 8.00% for the VOBA related to Allstate and CIGNA, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2008	$95
2009	77
2010	64
2011	51
2012	41
2013 and thereafter	437

Total	$765

Goodwill

The changes in the book value of goodwill are as follows:

	2007	2006
	(in millions)
Balance, beginning of year	$619	$525
Acquisitions	—	97
Other (1)	1	(3)

Balance, end of year	$620	$619

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2007, 2006 or 2005.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2007			2006
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$136	$(6)	$130	$36	$(2)	$34
Other	14	(13)	1	14	(11)	3

Total	$150	$(19)	$131	$50	$(13)	$37

Amortization expense for other intangibles was $5 million for the years ended December 31, 2007 and 2006 and $4 million for the year ended December 31, 2005. Amortization expense for other intangibles is expected to be approximately $5 million in 2008, $11 million in 2009, $12 million in 2010 and 2011, and $13 million in 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2007	2006
	(in millions)
Life insurance	$55,068	$54,142
Individual and group annuities and supplementary contracts	15,140	15,384
Other contract liabilities	2,840	2,567

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	73,048	72,093

Unpaid claims and claim adjustment expenses	2,021	1,970

Total future policy benefits	$75,069	$74,063

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 17% and 20% of domestic individual life insurance in force at December 31, 2007 and 2006, respectively, and 87%, 89% and 90% of domestic individual life insurance premiums for 2007, 2006 and 2005, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 2.5% to 6%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,464 million and $2,658 million as of December 31, 2007 and 2006, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,160 million and $1,259 million as of December 31, 2007 and 2006, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2007	2006
	(in millions)
Individual annuities	$7,685	$8,166
Group annuities	18,293	18,220
Guaranteed investment contracts and guaranteed interest accounts	12,289	12,768
Funding agreements	11,453	8,784
Interest-sensitive life contracts	5,990	5,581
Dividend accumulations and other	12,480	12,200

Policyholders’ account balances	$68,190	$65,719

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2007 and 2006, are $8,535 million and $6,537 million, respectively, of medium-term notes liabilities of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.9% to 5.7%. Also included in funding agreements at December 31, 2007 and 2006, are $2,851 million and $1,880 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 8% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006, there were no gains or losses on transfers of assets from the general account to a separate account.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$8,572	$47	$7,104	57
Net amount at risk	$7	$4	$3	5
Average attained age of contractholders	62 years	65 years	62 years	64 years

Minimum return or contract value
Account value	$24,511	$13,326	$25,984	$11,537
Net amount at risk	$1,768	$819	$2,026	$730
Average attained age of contractholders	64 years	61 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	5 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$466	$469	$562	$566

	December 31, 2007	December 31, 2006
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$2,195	$2,070
General account value	$977	$782
Net amount at risk	$43,310	$41,160
Average attained age of contractholders	48 years	47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in millions)
Equity funds	$19,515	$21,073
Bond funds	2,583	2,758
Balanced funds	6,305	3,998
Money market funds	1,022	994
Other	814	817
Total	$30,239	$29,640

In addition to the amounts invested in separate account investment options above, $2,843 million at December 31, 2007 and $3,448 million at December 31, 2006 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

The Company, effective with the Allstate acquisition, began assuming the rights and obligations of Allstate’s guaranteed benefits features of variable annuity products, which include GMWB, GMAB and, beginning in 2007, GMIWB. The Company also assumes risk for the GMWB feature, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the Prudential Annuities Life Assurance Corporation, an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda (“Pruco Re”), an affiliated company. In addition, the Company also assumed the risk for the GMIWB feature via an automatic coinsurance agreement with Prudential Annuities Life Assurance Corporation, for certain contracts written by that company. This reinsurance arrangement was recaptured during 2007.

	GMDB	GMIB	GMAB/ GMWB/ GMIWB
	(in millions)
Balance at January 1, 2005	$46	$7	$—
Incurred guarantee benefits (1)	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	54	12	—
Acquisition	—	—	2
Incurred guarantee benefits (1)	34	12	(11)
Paid guarantee benefits and other	(16)	—	—
Balance at December 31, 2006	72	24	(9)
Incurred guarantee benefits (1)	60	26	78
Paid guarantee benefits and other	(35)	—	2
Balance at December 31, 2007	$97	$50	$71

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The rider allows the policyholder to select a maturity period ranging from 8 to 20 years. For longer maturity periods, policyholders are given a stronger accumulation benefit. Two options are provided; each has a different asset allocation requirement. Guaranteed maturity values range from 100% to 250% of the initial deposit. The guaranteed amount is determined based on the maturity period and which of the two asset allocation models are selected. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time,a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2005	$120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	$239

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $732 million and $483 million at December 31, 2007 and 2006, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $1.047 billion and $1.865 billion at December 31, 2007 and 2006, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2007 and 2006.

On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflects improved mortality as well as recent investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2007	2006
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,208	$50,705
Policyholders’ dividends payable	1,212	1,108
Policyholder dividend obligation	1,779	2,348
Policyholders’ account balances	5,555	5,562
Other Closed Block liabilities	10,649	10,800

Total Closed Block Liabilities	70,403	70,523

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,459	46,707
Other trading account assets, at fair value	142	—
Equity securities, available for sale, at fair value	3,858	3,684
Commercial loans	7,353	6,794
Policy loans	5,395	5,415
Other long-term investments	1,311	922
Short-term investments	1,326	1,765
Total investments	64,844	65,287
Cash and cash equivalents	1,310	1,275
Accrued investment income	630	662
Other Closed Block assets	581	277

Total Closed Block Assets	67,365	67,501

Excess of reported Closed Block Liabilities over Closed Block Assets	3,038	3,022
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	1,006	1,844
Allocated to policyholder dividend obligation	(1,047)	(1,865)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,997	$3,001

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2007	2006
	(in millions)
Balance, January 1	$2,348	$2,628
Impact on income before gains allocable to policyholder dividend obligation	249	157
Change in unrealized investment gains	(818)	(437)
Balance, December 31	$1,779	$2,348

Closed Block revenues and benefits and expenses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005
	(in millions)
Revenues
Premiums	$3,552	$3,599	$3,619
Net investment income	3,499	3,401	3,447
Realized investment gains (losses), net	584	490	624
Other income	51	50	50

Total Closed Block revenues	7,686	7,540	7,740

Benefits and Expenses
Policyholders’ benefits	4,021	3,967	3,993
Interest credited to policyholders’ account balances	139	139	137
Dividends to policyholders	2,731	2,518	2,653
General and administrative expenses	729	725	717

Total Closed Block benefits and expenses	7,620	7,349	7,500

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	66	191	240
Income tax expense	64	77	35
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	2	114	205
Income from discontinued operations, net of taxes	2	—	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$4	$114	$205

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, limit the maximum net loss potential arising from large risks and in acquiring and disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 9.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation and Prudential Seguros Mexico, S.A.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Direct premiums	$9,447	$9,204	$8,675
Reinsurance assumed	862	732	660
Reinsurance ceded	(1,436)	(1,456)	(1,206)

Premiums	$8,873	$8,480	$8,129

Policyholders’ benefits ceded	$(1,397)	$(1,373)	$(1,135)

“Premiums” includes affiliated reinsurance assumed of $847 million, $674 million and $586 million and affiliated reinsurance ceded of $(102) million, $(177) million and $(164) million for the years ended December 31, 2007, 2006 and 2005, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $125 million, $81 million and $70 million and affiliated reinsurance ceded of $(55) million, $(61) million and $(48) million for the years ended December 31, 2007, 2006, and 2005, respectively. Changes in reserves due to affiliated reinsurance were $520 million, $400 million and $325 million for the years ended December 31, 2007, 2006 and 2005, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $79 million, $74 million and $69 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recoverables at December 31, are as follows:

	2007	2006
	(in millions)
Individual and group annuities (1)	$1,413	$1,276
Life insurance	1,289	1,163
Other reinsurance	135	139

Total reinsurance recoverable	$2,837	$2,578

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,377 million and $1,282 million at December 31, 2007 and 2006, respectively.

“Reinsurance recoverables” includes affiliated receivables of $831 million and $710 million at December 31, 2007 and 2006, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2007. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Deferred policy acquisition costs” includes affiliated amounts of $528 million and $400 million at December 31, 2007 and 2006, respectively.

“Reinsurance payables” includes affiliated payables of $1,607 million and $1,075 million at December 31, 2007 and 2006, respectively.

Additionally, “Due from parent and affiliates” includes zero million and $66 million of affiliated receivables at December 31, 2007 and 2006, respectively, and “Due to parent and affiliates” includes zero million and $1,821 million of affiliated payables at December 31, 2007 and 2006, respectively, for an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting. “Other income” includes losses of $48 million, $54 million and $6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

million for the years ended December 31, 2007, 2006 and 2005, respectively, related to this agreement. During 2007 the assumed business under this agreement was recaptured resulting in an increase in paid-in capital of $18 million to the Company.

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2007	2006
	(in millions)
Commercial paper	$7,147	$7,254
Notes payable (1)	206	599
Current portion of long-term debt	683	253
Total short-term debt	$8,036	$8,106

(1)

Notes payable includes notes due to related parties of $15 million and $555 million at December 31, 2007 and 2006, respectively. The $15 million note payable at December 31, 2007 is a floating rate note maturing December 31, 2008. The related party notes payable at December 31, 2006 included $65 million and $40 million of floating rate notes that matured on March 31, 2007 and December 19, 2007, respectively. Payments on these floating rate loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from 12.7% to 23.1% in 2007 and 7.5% to 26.0% in 2006. The remaining $450 million of notes payable at December 31, 2006 matured on January 4, 2007 and bore an interest rate of 5.2%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.4% and 5.5% at December 31, 2007 and 2006, respectively.

At December 31, 2007, the Company had $2,575 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2007 and 2006, a portion of commercial paper borrowings were supported by $2,500 million of the Company’s existing lines of credit. At December 31, 2007 and 2006, the weighted average maturity of commercial paper outstanding was 23 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2007	2006
			(in millions)
Fixed rate notes:
Fixed rate note subject to set-off arrangements	2009-2011	4.45%-5.11%	$—	$1,692
Surplus notes (1)	2014-2036	4.75%-8.30%	2,686	2,436
Other fixed rate notes	2008-2023	4.97%-7.30%	355	853
Floating rate notes:
Surplus notes (2)	2016-2052	(3)	1,600	600
Sub-total			4,641	5,581
Less assets under set-off arrangements (4)			—	1,468
Total long-term debt			$4,641	$4,113

(1)

Fixed rate surplus notes at December 31, 2007 and 2006 includes $2,242 million and $1,993 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2007 and 4.75% to 5.7% in 2006.

(2)

During 2007 and 2006, floating rate surplus notes of $150 million and $300 million, respectively, were issued to a related party with maturities ranging from 2016 to 2037. These notes were prepaid prior to December 31, 2007 and 2006, respectively. The interest rate on these notes ranged from 5.78% to 6.12% in 2007 and 5.72% to 5.88% in 2006.

(3)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 5.42% to 6.12% in 2007 and 5.63% to 5.88% in 2006.
(4)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, relating to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2007 and 2006, the Company was in compliance with all debt covenants.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2007 and 2006, the Company met these statutory capital requirements. At December 31, 2007 and 2006, $444 million and $693 million, respectively, of fixed rate surplus notes were outstanding, of which $250 million is reflected as short-term debt at December 31, 2006.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with a non-affiliate that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2007 and 2006, $1,100 million and $600 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments, that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. The derivative instruments discussed above also provide that in the event approval is not obtained to make interest or principal payments, the holder of the surplus notes may have the right to sell the surplus notes to Prudential Financial. As of December 31, 2007 and 2006, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to a non-affiliate. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative with an affiliate of one of the purchasers that will require Prudential Financial to make certain payments in the event of deterioration in the credit quality of the surplus notes. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $29 million for both years ended December 31, 2007 and 2006. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $722 million, $597 million and $366 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Interest expense related to affiliated debt was $122 million for the year ended December 31, 2007. “Due to parent and affiliates” included $19 million associated with the affiliated long-term interest payable at December 31, 2007.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2007 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

On January 1, 2006 Prudential Financial adopted SFAS No. 123(R), which requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees. Prudential Financial had previously adopted the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employees becomes retirement-eligible to apply the non-substantive vesting period approach to all share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). For awards granted prior to January 1, 2006 that specify an employee vests in the award upon retirement, the Company accounts for those awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2007, 2006 and 2005, include costs of $23 million, $21 million and $18 million, respectively, associated with employee stock options and $44 million, $40 million, and $29 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,069)	$(7,251)	$(2,459)	$(2,420)
Service cost	(128)	(123)	(12)	(10)
Interest cost	(400)	(389)	(136)	(128)
Plan participants’ contributions	—	—	(18)	(17)
Medicare Part D subsidy receipts	—	—	(10)	(11)
Amendments	(3)	(86)	69	(61)
Annuity purchase	2	4	—	—
Actuarial gains/(losses), net	175	311	136	(47)
Curtailments	—	—	—	—
Settlements	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(4)	(3)	—	—
Benefits paid	482	468	272	235
Foreign currency changes	—	—	(6)	—

Benefit obligation at end of period	$(6,945)	$(7,069)	$(2,164)	$(2,459)

Change in plan assets
Fair value of plan assets at beginning of period	$10,207	$9,816	$1,030	$996
Actual return on plan assets	1,026	826	192	117
Annuity purchase	(2)	(4)	—	—
Employer contributions	41	37	136	135
Plan participants’ contributions	—	—	18	17
Benefits paid	(482)	(468)	(272)	(235)
Effect of Section 420 transfer	(1,000)	—	1,000	—

Fair value of plan assets at end of period	$9,790	$10,207	$2,104	$1,030

Funded status
Funded status at end of period	$2,845	$3,138	$(60)	$(1,429)
Effects of fourth quarter activity	9	10	1	31

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,503	$3,784	$—	$—
Accrued benefit liability	(649)	(636)	(59)	(1,398)

Net amount recognized	$2,854	$3,148	$(59)	$(1,398)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$3
Prior service cost	166	191	(88)	(25)
Net actuarial loss	28	491	172	422
Net amount not recognized	$194	$682	$86	$400

Accumulated benefit obligation	$(6,664)	$(6,800)	$(2,164)	$(2,459)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($652 million benefit obligation at December 31, 2007). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2007. As of December 31, 2007, the assets in these trusts had a carrying value of $90 million and are included in “Equity securities.”

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $658 million and zero million, respectively, at September 30, 2007 and $646 and zero million, respectively, at September 30, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $582 million and zero million, respectively, at September 30, 2007 and $570 million and zero million, respectively, at September 30, 2006.

In 2007 and 2006, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $4 million, respectively. The approximate future annual benefit payment for all annuity contracts payable by Prudential Insurance was $26 million and $24 million as of December 31,2007 and 2006, respectively.

The benefit obligation for pension benefits increased by $2 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for pension benefits increased by $86 million in 2006 related to plan amendments, due primarily to a cost of living adjustment for retirees as well as the impact of changes as a result of the Pension Protection Act of 2006. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design. The benefit obligation for other postretirement benefits increased by $61 million in 2006 related to plan amendments, primarily a result of the impact of implementing a Retiree Medical Savings Account, which provides an account at retirement that may be used toward the cost of coverage for medical and dental benefits.

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position at December 31, 2006 was as follows:

	Pre-SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post-SFAS No. 158
	(in millions)
Other assets	$7,841	$(443)	$7,398
Total assets	345,365	(443)	344,922

Income taxes	$2,355	$(397)	$1,958
Other liabilities	5,420	476	5,896
Total liabilities	328,323	79	328,402

Accumulated other comprehensive income (loss)	$457	$(522)	$(65)
Total stockholder’s equity	17,042	(522)	16,520

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic (benefit) cost
Service cost	$128	$123	$135	$12	$10	$11
Interest cost	400	389	387	136	128	142
Expected return on plan assets	(756)	(731)	(788)	(93)	(89)	(80)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	19	19	(6)	(10)	(5)
Amortization of actuarial (gain) loss, net	18	38	18	15	19	36
Settlements	—	—	—	—	—	2
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	4	3	10	—	—	—

Net periodic (benefit) cost	$(178)	$(159)	$(219)	$65	$59	$107

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$191	$491	$3	$(25)	$422
Amortization of transition obligation	—	—	—	(1)	—	—
Amortization of prior service cost	—	(28)	—	—	6	—
Amortization of actuarial (gain) loss, net	—	—	(18)	—	—	(15)
Deferrals for the period	—	3	(445)	—	(69)	(235)
Impact of foreign currency changes	—	—	—	—	—	—
Balance, December 31, 2007	$—	$166	$28	$2	$(88)	$172

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	28	(11)
Amortization of actuarial (gain) loss, net	16	1
Total	$44	$(9)

The assumptions as of September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.50%	5.75%	5.75%	5.50%	5.50%
Discount rate (end of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.00%	8.00%	8.50%	9.25%	9.25%	8.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.09–9.06%	5.44–10.00%
Health care cost trend rates (end of period)	—	—	—	5.00-8.75%	5.00–8.75%	5.09–9.06%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2007, 2006 and 2005, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2007 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2007. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2008 is 7.75% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2007
(in millions)
One percentage point increase
Increase in total service and interest costs	$10
Increase in postretirement benefit obligation	139

One percentage point decrease
Decrease in total service and interest costs	$9
Decrease in postretirement benefit obligation	116

Pension and postretirement plan asset allocation as of September 30, 2007 and September 30, 2006, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2007	2006	2007	2006
Asset category
U.S. Stocks	13%	27%	41%	77%
International Stocks	0%	6%	6%	10%
Bonds	72%	52%	52%	9%
Short-term Investments	1%	0%	1%	2%
Real Estate	5%	6%	0%	2%
Other	9%	9%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2007 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2007		Postretirement Investment Policy Guidelines as of September 30, 2007
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	7%	22%	28%	53%
International Stocks	0%	5%	2%	9%
Bonds	65%	74%	0%	58%
Short-term Investments	1%	7%	0%	57%
Real Estate	0%	7%	0%	0%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of September 30, 2007 or 2006 for either the pension or postretirement plans. Pension plan assets of $7,185 million and $8,162 million are included in the Company’s separate account assets and liabilities as of September 30, 2007 and 2006, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2008	$463	$208	$17
2009	458	207	18
2010	465	206	19
2011	471	203	19
2012	480	199	20
2013 - 2017	2,608	936	89

Total	$4,945	$1,959	$182

The Company anticipates that it will make cash contributions in 2008 of approximately $40 million to the pension plans and approximately $15 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2007 and 2006 was $47 million and $44 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $44 million and $44 million for the years ended December 31, 2007, 2006 and 2005, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2007	2006	2005
	(in millions)
Current tax expense (benefit)
U.S.	$320	$293	$(88)
State and local	3	1	(16)
Foreign	39	32	19

Total	362	326	(85)

Deferred tax expense (benefit)
U.S.	237	265	236
State and local	(1)	(1)	18
Foreign	(3)	(19)	—

Total	233	245	254

Total income tax expense on continuing operations	$595	$571	$169
Income tax expense (benefit) on discontinued operations	19	41	(3)
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	185	(97)	(487)
Stock-based compensation programs	(44)	(39)	(17)
Cumulative effect of changes in accounting principles	(87)	—	—
Other	18	—	—

Total income taxes	$686	$476	$(338)

The Company’s actual income tax expense on continuing operations for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(in millions)
Expected federal income tax expense	$776	$803	$873
Non-taxable investment income	(176)	(194)	(160)
Completion of Internal Revenue Service examination for the years 1997 to 2001	—	—	(550)
Repatriation of foreign earnings	(2)	(18)	69
Change in valuation allowance	—	(1)	(22)
Other	(3)	(19)	(41)

Total income tax expense on continuing operations	$595	$571	$169

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in millions)
Deferred tax assets
Insurance reserves	$873	1,264
Policyholder dividends	407	597
Other	431	286

Deferred tax assets before valuation allowance	1,711	2,147
Valuation allowance	(1)	(1)

Deferred tax assets after valuation allowance	1,710	2,146

Deferred tax liabilities
Net unrealized investment gains	1,046	1,469
Deferred policy acquisition costs	1,426	1,216
Employee benefits	578	345
Other	80	121

Deferred tax liabilities	3,130	3,151

Net deferred tax liability	$(1,420)	$(1,005)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2007 and 2006, respectively, the Company had federal net operating and capital loss carryforwards of $190 million and $149 million, which expire between 2008 and 2022. At December 31, 2007 and 2006, the Company did not have any state operating or capital loss carryforwards for tax purposes.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2005, the Company determined that historical earnings of its Canadian operations were no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings was recognized in 2005. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. The Company had undistributed earnings of its Taiwan investment management subsidiary, where it assumes permanent reinvestment, of $32 million at December 31, 2005 for which deferred taxes had not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$386	$117	$503
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	—	(6)	(6)
Amount as of December 31, 2007	$386	$128	$514

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$75	$461

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $59 million in the consolidated statement of operations and recognized $136 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“Service”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Any such adjustment could be material to the Company’s results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years, however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the dividends received deduction is the primary component of the non-taxable investment income in recent years. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S Treasury Department and the Service intends to address through new regulations the issues considered in the Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (the “CAP”). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

16.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income for the years ended December 31, are as follows:

	2007	2006	2005
	(in millions)
Net income	$1,657	$1,797	$2,320
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	12	17	13
Change in net unrealized investments gains (losses)(1)	(270)	(189)	(967)
Additional minimum pension liability adjustment	—	24	(50)
Change in pension and postretirement unrecognized net periodic benefit (cost)	508	—	—
Other comprehensive loss, net of tax expense (benefit) of $185, $(97), $(487)	250	(148)	(1,004)
Comprehensive income	$1,907	$1,649	$1,316

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2004	$54	$1,635	$(81)	$—	$1,608
Change in component during year (2)	13	(966)	(50)	—	(1,003)
Balance, December 31, 2005	67	669	(131)	—	605
Change in component during year	17	(189)	24	—	(148)
Impact of adoption of SFAS 158 (3)	—	—	107	(629)	(522)
Balance, December 31, 2006	84	480	—	(629)	(65)
Change in component during year (2)	12	(273)	—	508	247
Balance, December 31, 2007	$96	$207	$—	$(121)	$182

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2007 and 2005 includes the purchase of fixed maturities from an affiliate of $(3) million and $1 million, respectively.
(3)	See Note 14 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $5,021 million at December 31, 2007. There were applicable adjustments for unrealized gains of $1,582 million at December 31, 2007. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,981 million as of December 31, 2007) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($1,024 million for the year ended December 31, 2007). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $1,274 million, $444 million and $2,170 million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,981 million and $5,973 million at December 31, 2007 and 2006, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $505 million, $446 million and $466 million for the years ended December 31, 2007, 2006, and 2005, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $67 million, $71 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $172 million and $243 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $252 million, $239 million and $235 million in “Net investment income” and $90 million, $150 million and $88 million in “General and administrative expenses” for the years ended December 31, 2007, 2006 and 2005, respectively. “Due to parent and affiliates” includes $44 million and $42 million at December 31, 2007 and 2006, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2007	2006
			(in millions)
U.S. Dollar floating rate notes (1)	2007-2008	4.80% - 6.10%	$180	$105
U.S. Dollar fixed rate notes (2)	2007-2010	4.96% - 5.47%	853	293
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	792	698
Total long-term notes receivable – affiliated (4)			1,825	1,096
Short-term notes receivable – affiliated (5)			2,255	2,120
Total notes receivable - affiliated			$4,080	$3,216

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $180 million and $75 million at December 31, 2007 and 2006, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $177 million and $169 million at December 31, 2007and 2006, respectively.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $662 million at December 31, 2007.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 5.36% at December 31, 2007 and 5.39% at December 31, 2006. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $14 million and $12 million at December 31, 2007 and 2006, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $169 million, $144 million and $75 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $110 million and $302 million, associated with these transactions at December 31, 2007 and 2006, respectively. Revenues related to this lending activity were $12 million, $18 million and $9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales of Fixed Maturities between Affiliates

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $288 million and $556 million at December 31, 2007 and 2006, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $737 million and $683 million at December 31, 2007 and 2006, respectively.

Retail Medium Term Notes Program

The Company sells funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 8, “Policyholders’ account balances” include $2,851 million and $1,880 million related to these agreements at December 31, 2007 and 2006, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $50 million and $30 million related to these agreements at December 31, 2007 and 2006, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $126 million, $77 million and $41 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $45 million at December 31, 2007 and 2006, respectively. “Net investment income” includes $21 million, $3 million and zero million for the years ended December 31, 2007, 2006 and 2005, respectively, related to these ventures.

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments, cash and cash equivalents, accrued investment income, restricted cash and securities, separate account assets and liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$24,972	$25,420	$22,445	$22,855
Policy loans	7,831	9,116	7,601	8,438
Notes receivable – affiliated	4,080	4,080	3,216	3,216
Investment contracts	56,121	56,256	53,401	53,509
Short-term and long-term debt	12,677	12,696	12,219	12,366

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Forward contracts are used by the Company to manage risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 9, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in our guarantees.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2007, 2006 and 2005 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2004	$(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	(77)

Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings	(19)

Balance, December 31, 2006	(153)

Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	$(212)

It is anticipated that a pre-tax gain of approximately $24 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2008, offset by amounts pertaining to the hedged items. As of December 31, 2007, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 16 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $3 million in 2007, gains of $54 million in 2006 and gains of $10 million in 2005.

For the years ended December 31, 2007, 2006 and 2005, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties related to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2007, 2006 and 2005 was $62 million, $62 million and $76 million, respectively.

The following table presents, at December 31, 2007, the Company’s contractual maturities on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2008	$—	$85	$(22)
2009	67	75	(21)
2010	44	55	(9)
2011	14	45	(4)
2012	7	31	(4)
2013 and thereafter	4,509	77	(8)

Total	$4,641	$368	$(68)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $368 million in total non-cancelable operating leases and $68 million in total sub-lease income, $44 million and $51 million, respectively, has been accrued at December 31, 2007.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $2,092 million at December 31, 2007.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,616 million at December 31, 2007 reflecting commitments to purchase or fund investments, including $7,435 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist the investors in obtaining financing for the transaction on more beneficial terms. The vast majority of these guarantees relate to real estate investments held by the Company’s separate accounts and the Company’s maximum potential exposure under these guarantees was $2,538 million at December 31, 2007. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. These guarantees generally expire at various times over the next ten years. At December 31, 2007, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying securities become worthless, is $1,618 million at December 31, 2007. These credit derivatives generally have maturities of ten years or less.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain contracts include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2007, such contracts in force carried a total guaranteed value of $3,943 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2007, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial and the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among the Company, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that the Company conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting the Company’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In November 2006, plaintiffs filed a motion seeking to permit over 200 individuals to join the cases as additional plaintiffs, to authorize a joint trial on liability issues for all plaintiffs, and to add a claim under the New Jersey discrimination law. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and the Company moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

commercial bribery and conspiracy to commit malpractice claims and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities in an effort to resolve the inquiries into this matter. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January 2008, the court dismissed the ERISA claims with prejudice. In February 2008, the court entered an order dismissing all of the state law claims without prejudice and entered judgment in favor of defendants. Plaintiffs have filed a notice of appeal with the Third Circuit Court of Appeals. The regulatory settlement may adversely affect the existing litigation or cause additional litigation and result in adverse publicity and other potentially adverse impacts to the Company’s business.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These investigations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In August 1999, a company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Prudential Retirement Plan and the Company. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and the Company filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan to Prudential. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. In August 2007, the court issued its decision and order dismissing the case. In September 2007, plaintiffs filed a notice of appeal with the Eleventh Circuit Court of Appeals. In December 2007, the appeal was withdrawn.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court of the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and state law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees.

Stewart v. Prudential, et al., is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Motions for a new trial, judgment notwithstanding the verdict and remittitur were denied in June 2006. In October 2007, the Mississippi Supreme Court reversed the trial court and dismissed the case. Plaintiffs filed a motion for reconsideration, which was denied.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America ( a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively, the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

February 27, 2008

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 9)
(ii)	By-laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 8)
(g)	Reinsurance Contracts:
(i)	Form of Group Life and AD&D Catastrophe Excess of Loss Reinsurance Contract. (Note 10)
(ii)	Form of Accidental Death & Dismemberment Excess of Loss Reinsurance Agreement AR 15845. (Note 10)
(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)

(i)	Administrative Contracts. Not Applicable.
(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)

A. Ryan, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Legal Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i).	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note	1) Filed herewith.
(Note	2) Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note	3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	6) Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note	7) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083-01, filed April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account.
(Note	8) Incorporated by reference to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note	9) Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note	10) Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 28, 2006 on behalf of The Prudential Variable Contract Account GI-2.

Item 27.	Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

FREDERIC K. BECKER--Director. Chairman, Audit Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm).

GORDON M. BETHUNE -- Director. Member, Corporate Governance, Compensation Committee, and Business Ethics Committee; Retired, Chairman and Chief Executive Officer Continental Airlines, Inc. Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation.

W. GASTON CAPERTON, III -- Director. Member, Finance and Dividends Committee, and Investment Committee; President, The College Board. Governor Caperton is also a director of Owens Corning.

GILBERT F. CASELLAS--Director. Member, Audit Committee; Vice President, Corporate Responsibility of Dell, Inc. Former Member of Mintz Levin Cohn Ferris Glovsky, and Popeo, P.C. (law firm).

JAMES G. CULLEN--Director. Chairman, Compensation Committee; Member, Audit Committee, and Executive Committee; Retired, President and Chief Operating Officer Bell Atlantic Corporation. Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III--Director. Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee. Mr. Gray is the Chairman of The Amani Group, LLC. Retired, President and Chief Executive Officer of The College Fund/UNCF. Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., Pfizer, Inc., and Visteon Corporation.

MARK B. GRIER--Director. Vice Chairman of the Board of Prudential Insurance. Chief Financial Officer and Executive Vice President, Corporate Governance. Vice Chairman and Executive Vice President, Financial Management. Member, the Board of Managers of Wachovia Securities Financial Holdings, LLC.

JON F. HANSON--Director. Chairman, Executive Committee, Finance and Dividends Committee, and Investment Committee. Chairman of The Hampshire Companies. Mr. Hanson is also a director of HealthSouth Corp., and Pascack Community Bank.

CONSTANCE J. HORNER--Director. Member, Compensation Committee, Corporate Governance, and Business Ethics Committee. Former Assistant to the President of the United States. Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc.

KARL J. KRAPEK--Director. Member, Finance and Dividends Committee, and Investment Committee. Retired President and Chief Operating Officer, United Technologies Corporation. Mr. Krapek is also a director of Alcatel-Lucent, Connecticut Bank and Trust Company, Delta Airlines, Inc., and Visteon Corporation.

CHRISTINE A. POON--Director. Member, Finance and Dividends Committee, and Investment Committee. Vice Chairman, Johnson & Johnson. Board Member, Johnson & Johnson.

ARTHUR F. RYAN--Chairman of the Board. Mr. Ryan is retired from the office of Chief Executive Office and President of Prudential Insurance. Member, Executive Committee. Mr. Ryan is also a director of Regeneron Pharmaceuticals, Inc.

JOHN R. STRANGFELD, JR.--Chief Executive Officer, President, and Director of Prudential Insurance. Chairman of the Board, Prudential Equity Group, LLC. Member, Board of Managers of Wachovia Securities Financial Holdings, LLC. Mr. Strangfeld has also served as Vice Chairman of Prudential Financial. He also served as Chief Executive Officer of Prudential Investment Management.

JAMES A. UNRUH--Director. Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC. Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications, Inc., and Tenet Healthcare Corporation.

PRINCIPAL OFFICERS

EDWARD P. BAIRD--Executive Vice President, International Chief Operating Officer, Prudential.

SUSAN L. BLOUNT--Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE--Executive Vice President and Chief Financial Officer, Prudential.

BERNARD J. JACOB--Senior Vice President and Treasurer, Prudential.

KATHLEEN M. GIBSON--Vice President, Secretary and Corporate Governance Officer, Prudential.

ROBERT C. GOLDEN--Executive Vice President, Prudential.

MARK B. GRIER--Vice Chairman, Prudential.

JOHN R. STRANGFELD, JR.-- Chief Executive Officer and President, Prudential.

PETER B. SAYRE--Senior Vice President and Controller, Prudential.

SHARON C. TAYLOR--Senior Vice President, Prudential.

BERNARD B. WINOGRAD--Executive Vice President, U.S. Chief Operating Officer, Prudential.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2008.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to exhibit Item 26 (f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden Strategic Value Fund, Jennison Value Fund, Dryden Stock Index Fund, Dryden Large-Cap Core Equity Fund, Jennison 20/20 Focus Fund, Jennison Blend Fund, Inc., Dryden US Equity Active Extension Fund, Jennison Select Growth Fund, Jennison Conservative Growth Fund, Jennison Growth Fund, Dryden Mid Cap Value Fund, Jennison Dryden Growth Allocation Fund, Jennison Mid Cap Growth Fund, Inc., Dryden Small Cap Value Fund, Dryden Small-Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Global Real Estate Fund, Inc., Jennison Natural Resources Fund, Inc., Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund, Jennison Equity Income Fund, Jennison Equity Opportunity Fund, Dryden International Equity Fund, Dryden International Value Fund, Dryden Active Allocation Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, Dryden Short-Term Corporate Bond Fund, Short-Term Bond Series, Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden High Yield Fund, Inc., The High Yield Income Fund, Inc., High Income Series, Dryden Municipal Bond Fund -Insured Series, Dryden National Municipals Fund, Inc., Dryden California Municipal Fund-California Income Series, Cash Accumulation Trust – Liquid Assets Fund, Taxable Money Market Series, Money Market Series, Dryden Tax-Free Money Fund, MoneyMart Assets, Inc., Institutional Money Market Series, and the Dryden Money Market Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, PRIAC Variable Contract Account A, and The Prudential Discovery Premier Group Variable Contract Account.

                                             POSITIONS AND OFFICES                               POSITIONS AND OFFICES
                 NAME                          WITH UNDERWRITER                                     WITH REGISTRANT

          Robert F. Gunia(1)          President                                                           None

          Mark R. Hastings(1)         Senior Vice President and Chief Compliance Officer                    None

          Charles Lowrey(2)           Executive Vice President                                            None

          Christine Marcks(3)         Executive Vice President                                            None

          Mark I. Salvacion(1)        Senior Vice President, Secretary and Chief Legal Officer            None

          Michael J. McQuade(1)       Senior Vice President, Comptroller and Chief Financial              None
                                      Officer

          Noreen M. Fierro(1)         Anti-Money Laundering Officer                                       None

          Peter J. Boland(1)          Senior Vice President and Director of Operations                    None

          (1)      Three Gateway Center, Newark, New Jersey 07102-406
          (2)      8 Campus Drive, Parsippany, New Jersey 07054
          (3)      280 Trumbull Street, Hartford, Connecticut 06103

PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2007, $9,776 in 2006, and $8,891 in 2005. The Group Contracts and Certificates are offered on a continuous basis.

Item 31.	Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2008.

(Seal)	The Prudential Variable Contract Account GI-2
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest: /s/ Thomas C. Castano                By: /s/ Scott D. Kaplan
        Thomas C. Castano                           Scott D. Kaplan
         Secretary                                  President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2008.

             Signature and Title

  /s/*
Arthur F. Ryan
Chairman of the Board

  /s/*
John R. Strangfeld, Jr.
President, and Chief Executive Officer

  /s/*
Peter B. Sayre
Senior Vice President and Corporate Controller

 /s/*
Richard J. Carbone
Executive Vice President and Chief Financial Officer

 /s/*                                                *By: /s/ Thomas C.  Castano
Frederic K. Becker                                               Thomas C. Castano
Director                                                         (Attorney-in-Fact)

  /s/*
Gordon M. Bethune
Director

  /s/*
W. Gaston Caperton, III
Director

  /s/*
Gilbert F. Casellas
Director

  /s/*
James G. Cullen
Director

  /s/*
William  H. Gray, III
Director

  /s/*
Mark B. Grier
Director

  /s/*
Jon F. Hanson
Director

  /s/*
Constance J. Horner
Director

  /s/*
Karl J. Krapek
Director

  /s/*
Christine A. Poon
Director

  /s/*
James A. Unruh
Director

EXHIBIT INDEX

Item 26.

(j) Powers of Attorneys:	(i) A. Ryan, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q)	Redeemability Exemption describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii).	C-